OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Main Street Small Cap
Fund/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Small Cap Fund/VA, which is a series of Oppenheimer
Variable Account Funds, including the statement of investments, as of December
31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Small Cap Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2002

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Common Stocks--98.3%
----------------------------------------------------------------
 Consumer Discretionary--18.8%
----------------------------------------------------------------
 Auto Components--1.5%
 Aftermarket Technology Corp. 1           1,400    $     20,300
----------------------------------------------------------------
 American Axle & Manufacturing
 Holdings, Inc.                           2,100          49,182
----------------------------------------------------------------
 ArvinMeritor, Inc.                       3,400          56,678
----------------------------------------------------------------
 Autoliv, Inc.                              400           8,372
----------------------------------------------------------------
 Borg-Warner Automotive, Inc.               700          35,294
----------------------------------------------------------------
 Collins & Aikman Corp. 1                   700           3,115
----------------------------------------------------------------
 Cooper Tire & Rubber Co.                 1,100          16,874
----------------------------------------------------------------
 Dana Corp.                               1,200          14,112
----------------------------------------------------------------
 Dura Automotive Systems, Inc. 1          2,800          28,112
----------------------------------------------------------------
 Goodyear Tire & Rubber Co.               4,100          27,921
----------------------------------------------------------------
 Intermet Corp.                             700           2,940
----------------------------------------------------------------
 Keystone Automotive Industries, Inc. 1   1,100          16,522
----------------------------------------------------------------
 Lear Corp. 1                               500          16,640
----------------------------------------------------------------
 Raytech Corp. 1                          1,700           9,690
----------------------------------------------------------------
 Spartan Motors, Inc.                     2,300          26,174
----------------------------------------------------------------
 Stoneridge, Inc. 1                         800           9,520
----------------------------------------------------------------
 Strattec Security Corp. 1                  600          28,764
----------------------------------------------------------------
 Tenneco Automotive, Inc. 1               1,800           7,272
----------------------------------------------------------------
 Tower Automotive, Inc. 1                 1,900           8,550
                                                     -----------
                                                        386,032

----------------------------------------------------------------
 Automobiles--0.4%
 Coachmen Industries, Inc.                  600           9,480
----------------------------------------------------------------
 Monaco Coach Corp. 1                     2,000          33,100
----------------------------------------------------------------
 Thor Industries, Inc.                      800          27,544
----------------------------------------------------------------
 Winnebago Industries, Inc.               1,000          39,230
                                                     -----------
                                                        109,354

----------------------------------------------------------------
 Distributors--0.0%
 Brightpoint, Inc. 1                        600           4,741
----------------------------------------------------------------
 Hotels, Restaurants & Leisure--3.0%
 Alliance Gaming Corp. 1                  3,500          59,605
----------------------------------------------------------------
 Ameristar Casinos, Inc. 1                1,500          21,150
----------------------------------------------------------------
 Applebee's International, Inc.             450          10,436
----------------------------------------------------------------
 Aztar Corp. 1                            2,900          41,412
----------------------------------------------------------------
 Bob Evans Farms, Inc.                      200           4,670
----------------------------------------------------------------
 Boyd Gaming Corp. 1                      2,400          33,720
----------------------------------------------------------------
 CBRL Group, Inc.                           200           6,026
----------------------------------------------------------------
 Checkers Drive-In Restaurants, Inc. 1    1,000           6,260
----------------------------------------------------------------
 Chicago Pizza & Brewery, Inc. 1          1,700          11,730
----------------------------------------------------------------
 Choice Hotels International, Inc. 1        900          20,430
----------------------------------------------------------------
 Churchill Downs, Inc.                      100           3,818
----------------------------------------------------------------
 CKE Restaurants, Inc. 1                  3,300          14,190

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Hotels, Restaurants & Leisure Continued
 Dave & Buster's, Inc. 1                    600    $      5,190
----------------------------------------------------------------
 Dover Downs Gaming &
 Entertainment, Inc.                      1,000           9,090
----------------------------------------------------------------
 Gaylord Entertainment Co., Cl. A 1         200           4,120
----------------------------------------------------------------
 GTech Holdings Corp. 1                   2,100          58,506
----------------------------------------------------------------
 Hollywood Casino Corp., Cl. A 1            400           4,912
----------------------------------------------------------------
 Isle of Capri Casinos, Inc. 1              400           5,296
----------------------------------------------------------------
 Lone Star Steakhouse & Saloon, Inc.      2,400          46,416
----------------------------------------------------------------
 Mandalay Resort Group 1                    700          21,427
----------------------------------------------------------------
 Marcus Corp. (The)                         800          11,360
----------------------------------------------------------------
 Multimedia Games, Inc. 1                   900          24,714
----------------------------------------------------------------
 Navigant International, Inc. 1             700           8,631
----------------------------------------------------------------
 P.F. Chang's China Bistro, Inc. 1        1,600          58,080
----------------------------------------------------------------
 Panera Bread Co., Cl. A 1                  200           6,962
----------------------------------------------------------------
 Penn National Gaming, Inc. 1             1,800          28,548
----------------------------------------------------------------
 Pinnacle Entertainment, Inc. 1             100             693
----------------------------------------------------------------
 Rare Hospitality International, Inc. 1     600          16,572
----------------------------------------------------------------
 Ruby Tuesday, Inc.                       1,700          29,393
----------------------------------------------------------------
 Ryan's Family Steak Houses, Inc. 1       2,500          28,375
----------------------------------------------------------------
 Scientific Games Corp., Cl. A 1          5,200          37,752
----------------------------------------------------------------
 Shuffle Master, Inc. 1                   2,100          40,131
----------------------------------------------------------------
 Six Flags, Inc. 1                        7,400          42,254
----------------------------------------------------------------
 Sonic Corp. 1                              200           4,098
----------------------------------------------------------------
 Steak n Shake Co. (The) 1                2,000          20,000
----------------------------------------------------------------
 Total Entertainment Restaurant Corp. 1   1,300          10,920
                                                     -----------
                                                        756,887

----------------------------------------------------------------
 Household Durables--2.5%
 American Greetings Corp., Cl. A 1        4,100          64,780
----------------------------------------------------------------
 Applica, Inc. 1                            500           2,500
----------------------------------------------------------------
 Beazer Homes USA, Inc. 1                   200          12,120
----------------------------------------------------------------
 CSS Industries, Inc. 1                     700          23,170
----------------------------------------------------------------
 Department 56, Inc. 1                    2,900          37,410
----------------------------------------------------------------
 Dominion Homes, Inc. 1                     500           7,125
----------------------------------------------------------------
 Foamex International, Inc. 1             1,661           5,249
----------------------------------------------------------------
 Harman International Industries, Inc.    1,100          65,450
----------------------------------------------------------------
 Helen of Troy Ltd. 1                     3,100          36,084
----------------------------------------------------------------
 Hovnanian Enterprises, Inc., Cl. A 1     1,600          50,720
----------------------------------------------------------------
 Kimball International, Inc., Cl. B       1,600          22,800
----------------------------------------------------------------
 Libbey, Inc.                               100           2,600
----------------------------------------------------------------
 M.D.C. Holdings, Inc.                      190           7,269
----------------------------------------------------------------
 M/I Schottenstein Homes, Inc.              500          13,900
----------------------------------------------------------------
 Maytag Corp.                             1,300          37,050
----------------------------------------------------------------
 Meritage Corp. 1                         1,300          43,745
----------------------------------------------------------------
 Movado Group, Inc.                         500           9,405
----------------------------------------------------------------
 Oneida Ltd.                              1,400          15,442
----------------------------------------------------------------

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Household Durables Continued
 Ryland Group, Inc. (The)                 1,100    $     36,685
----------------------------------------------------------------
 Salton, Inc. 1                             100             962
----------------------------------------------------------------
 Skyline Corp.                              300           8,850
----------------------------------------------------------------
 Stanley Furniture Co., Inc. 1              400           9,300
----------------------------------------------------------------
 Toll Brothers, Inc. 1                      300           6,060
----------------------------------------------------------------
 Toro Co. (The)                           1,200          76,680
----------------------------------------------------------------
 WCI Communities, Inc. 1                    400           4,080
----------------------------------------------------------------
 William Lyon Homes, Inc. 1                 300           6,549
----------------------------------------------------------------
 Yankee Candle, Inc. (The) 1              1,900          30,400
                                                     -----------
                                                        636,385
----------------------------------------------------------------
 Internet & Catalog Retail--0.4%
 1-800-FLOWERS.com, Inc. 1                3,200          20,000
----------------------------------------------------------------
 FTD, Inc., Cl. A 1                         100           1,593
----------------------------------------------------------------
 GSI Commerce, Inc. 1                       200             730
----------------------------------------------------------------
 J. Jill Group, Inc. 1                    2,400          33,552
----------------------------------------------------------------
 Stamps.com, Inc. 1                       1,600           7,472
----------------------------------------------------------------
 ValueVision Media, Inc., Cl. A 1         2,500          37,450
                                                     -----------
                                                        100,797

----------------------------------------------------------------
 Leisure Equipment & Products--1.1%
 Action Performance Cos., Inc.              600          11,400
----------------------------------------------------------------
 Brunswick Corp.                          1,900          37,734
----------------------------------------------------------------
 Callaway Golf Co.                        4,500          59,625
----------------------------------------------------------------
 Concord Camera Corp. 1                   2,300          12,489
----------------------------------------------------------------
 MarineMax, Inc. 1                        1,100          12,991
----------------------------------------------------------------
 Marvel Enterprises, Inc. 1               6,400          57,472
----------------------------------------------------------------
 Racing Champions Ertl Corp. 1            2,200          30,030
----------------------------------------------------------------
 SCP Pool Corp. 1                         1,050          30,660
----------------------------------------------------------------
 Singing Machine Co., Inc. (The) 1          100             900
----------------------------------------------------------------
 Sturm, Ruger & Co., Inc.                 1,800          17,226
                                                     -----------
                                                        270,527

----------------------------------------------------------------
 Media--2.4%
 4Kids Entertainment, Inc. 1              1,600          35,328
----------------------------------------------------------------
 Acme Communications, Inc. 1                100             797
----------------------------------------------------------------
 AMC Entertainment, Inc. 1                1,600          14,160
----------------------------------------------------------------
 APAC Teleservices, Inc. 1                4,900          11,466
----------------------------------------------------------------
 Belo Corp., Cl. A                          200           4,264
----------------------------------------------------------------
 Emmis Communications Corp., Cl. A 1        600          12,498
----------------------------------------------------------------
 Grey Global Group, Inc.                    100          61,110
----------------------------------------------------------------
 Hearst-Argyle Television, Inc. 1         1,100          26,521
----------------------------------------------------------------
 Hollinger International, Inc.            1,300          13,208
----------------------------------------------------------------
 Insight Communications Co., Inc. 1       4,200          51,996
----------------------------------------------------------------
 Journal Register Co. 1                   1,900          33,782
----------------------------------------------------------------
 Lin TV Corp. 1                             300           7,305
----------------------------------------------------------------
 LodgeNet Entertainment Corp. 1             100           1,068

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Media Continued
 McClatchy Co., Cl. A                       200    $     11,346
----------------------------------------------------------------
 Mediacom Communications Corp. 1          5,100          44,931
----------------------------------------------------------------
 Paxson Communications Corp., Cl. A 1       100             206
----------------------------------------------------------------
 Pixar, Inc. 1                            1,000          52,990
----------------------------------------------------------------
 PRIMEDIA, Inc. 1                         8,300          17,098
----------------------------------------------------------------
 Radio One, Inc., Cl. D 1                 1,800          25,974
----------------------------------------------------------------
 Saga Communications, Inc., Cl. A 1       1,500          28,500
----------------------------------------------------------------
 Sinclair Broadcast Group, Inc., Cl. A 1  3,700          43,031
----------------------------------------------------------------
 Sonic Solutions, Inc. 1                  3,100          15,500
----------------------------------------------------------------
 Spanish Broadcasting
 System, Inc., Cl. A 1                    5,000          36,000
----------------------------------------------------------------
 Thomas Nelson, Inc.                      2,300          23,046
----------------------------------------------------------------
 TiVo, Inc. 1                             5,600          29,176
----------------------------------------------------------------
 UnitedGlobalCom, Inc., Cl. A 1             600           1,440
----------------------------------------------------------------
 Young Broadcasting, Inc., Cl. A 1        1,600          21,072
                                                     -----------
                                                        623,813

----------------------------------------------------------------
 Multiline Retail--0.6%
 Big Lots, Inc. 1                         3,200          42,336
----------------------------------------------------------------
 BJ's Wholesale Club, Inc. 1              3,100          56,730
----------------------------------------------------------------
 Factory 2-U Stores, Inc. 1               5,300          18,078
----------------------------------------------------------------
 Saks, Inc. 1                             3,000          35,220
----------------------------------------------------------------
 Shopko Stores, Inc. 1                      700           8,715
----------------------------------------------------------------
 Stein Mart, Inc. 1                         200           1,220
                                                     -----------
                                                        162,299

----------------------------------------------------------------
 Specialty Retail--5.2%
 Aaron Rents, Inc.                          900          19,692
----------------------------------------------------------------
 American Eagle Outfitters, Inc. 1        1,200          16,536
----------------------------------------------------------------
 Asbury Automotive Group, Inc. 1            400           3,364
----------------------------------------------------------------
 bebe stores, inc. 1                        600           8,040
----------------------------------------------------------------
 Big 5 Sporting Goods Corp. 1             1,600          17,264
----------------------------------------------------------------
 Blair Corp.                                500          11,660
----------------------------------------------------------------
 Blue Rhino Corp.                         2,400          41,736
----------------------------------------------------------------
 Building Materials Holding Corp.         1,600          22,880
----------------------------------------------------------------
 Cache, Inc. 1                              500           6,900
----------------------------------------------------------------
 Charming Shoppes, Inc. 1                 1,300           5,434
----------------------------------------------------------------
 Chico's FAS, Inc. 1                        400           7,564
----------------------------------------------------------------
 Claire's Stores, Inc.                    2,200          48,554
----------------------------------------------------------------
 CompuCom Systems, Inc. 1                 2,600          14,586
----------------------------------------------------------------
 Cost Plus, Inc. 1                        1,500          43,005
----------------------------------------------------------------
 CSK Auto Corp. 1                           100           1,100
----------------------------------------------------------------
 Deb Shops, Inc.                          1,000          22,210
----------------------------------------------------------------
 Dress Barn, Inc. (The) 1                 2,100          27,930
----------------------------------------------------------------
 Finlay Enterprises, Inc. 1               1,500          18,090
----------------------------------------------------------------
 Friedman's, Inc., Cl. A                  1,700          14,756

STATEMENT OF INVESTMENTS  Continued

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Specialty Retail Continued
 Goody's Family Clothing, Inc. 1            800    $      3,552
----------------------------------------------------------------
 Guitar Center, Inc. 1                    1,300          21,528
----------------------------------------------------------------
 Gymboree Corp. 1                         3,500          55,510
----------------------------------------------------------------
 Hancock Fabrics, Inc.                    3,000          45,750
----------------------------------------------------------------
 Hibbett Sporting Goods, Inc.               800          19,136
----------------------------------------------------------------
 Hollywood Entertainment Corp. 1          1,000          15,100
----------------------------------------------------------------
 Jo-Ann Stores, Inc., Cl. A 1             1,400          32,158
----------------------------------------------------------------
 Jos. A. Banks Clothiers, Inc. 1            600          12,792
----------------------------------------------------------------
 Lithia Motors, Inc., Cl. A 1             1,300          20,397
----------------------------------------------------------------
 Michaels Stores, Inc. 1                    600          18,780
----------------------------------------------------------------
 Mothers Work, Inc. 1                     1,000          35,230
----------------------------------------------------------------
 Movie Gallery, Inc. 1                    3,325          43,225
----------------------------------------------------------------
 OfficeMax, Inc. 1                       10,700          53,500
----------------------------------------------------------------
 Pacific Sunwear of California, Inc. 1      450           7,960
----------------------------------------------------------------
 Party City Corp. 1                       1,100          13,200
----------------------------------------------------------------
 Pep Boys-Manny, Moe & Jack               2,300          26,680
----------------------------------------------------------------
 PetsMart, Inc. 1                         1,600          27,408
----------------------------------------------------------------
 Pier 1 Imports, Inc.                     2,200          41,646
----------------------------------------------------------------
 Rent-A-Center, Inc. 1                      900          44,955
----------------------------------------------------------------
 Restoration Hardware, Inc. 1             4,400          22,044
----------------------------------------------------------------
 Ross Stores, Inc.                        1,300          55,107
----------------------------------------------------------------
 Select Comfort Corp. 1                   3,600          33,840
----------------------------------------------------------------
 Sharper Image Corp. 1                    1,900          33,117
----------------------------------------------------------------
 Shoe Carnival, Inc. 1                    1,000          14,011
----------------------------------------------------------------
 Sonic Automotive, Inc. 1                 2,400          35,688
----------------------------------------------------------------
 Sports Authority, Inc. (The) 1           2,800          19,600
----------------------------------------------------------------
 TBC Corp. 1                              1,200          14,412
----------------------------------------------------------------
 Too, Inc. 1                              1,800          42,336
----------------------------------------------------------------
 Tractor Supply Co. 1                       800          30,080
----------------------------------------------------------------
 Tuesday Morning Corp. 1                  2,700          46,170
----------------------------------------------------------------
 United Auto Group, Inc. 1                2,600          32,422
----------------------------------------------------------------
 Urban Outfitters, Inc. 1                   800          18,856
----------------------------------------------------------------
 West Marine, Inc. 1                      1,600          21,904
----------------------------------------------------------------
 Zale Corp. 1                             1,000          31,900
                                                     -----------
                                                      1,341,295

----------------------------------------------------------------
 Textiles & Apparel--1.7%
 Cherokee, Inc.                             900          13,140
----------------------------------------------------------------
 Coach, Inc. 1                              300           9,876
----------------------------------------------------------------
 Columbia Sportswear Co. 1                  300          13,326
----------------------------------------------------------------
 Culp, Inc. 1                             1,200          10,200
----------------------------------------------------------------
 DHB Industries, Inc. 1                   1,100           1,826
----------------------------------------------------------------
 Fossil, Inc. 1                           1,850          37,629
----------------------------------------------------------------
 Gildan Activewear, Inc., Cl. A 1           200           4,682
----------------------------------------------------------------
 K-Swiss, Inc., Cl. A                     2,600          56,446

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Textiles & Apparel Continued
 Kellwood Co.                             2,000    $     52,000
----------------------------------------------------------------
 Kenneth Cole Productions, Inc., Cl. A 1  1,000          20,300
----------------------------------------------------------------
 OshKosh B'Gosh, Inc., Cl. A                900          25,245
----------------------------------------------------------------
 Phillips-Van Heusen Corp.                  200           2,312
----------------------------------------------------------------
 Quaker Fabric Corp. 1                    1,600          11,120
----------------------------------------------------------------
 Quicksilver, Inc. 1                      1,800          47,988
----------------------------------------------------------------
 Russell Corp.                            1,700          28,458
----------------------------------------------------------------
 Skechers U.S.A., Inc., Cl. A 1             800           6,792
----------------------------------------------------------------
 Steven Madden Ltd. 1                       100           1,807
----------------------------------------------------------------
 Tommy Hilfiger Corp. 1                   5,600          38,920
----------------------------------------------------------------
 Tropical Sportswear
 International Corp. 1                      200           1,794
----------------------------------------------------------------
 Unifi, Inc. 1                            1,100           5,775
----------------------------------------------------------------
 UniFirst Corp.                           2,100          42,420
                                                     -----------
                                                        432,056

----------------------------------------------------------------
 Consumer Staples--3.9%
----------------------------------------------------------------
 Beverages--0.2%
 Boston Beer Co., Inc., Cl. A 1             800          11,440
----------------------------------------------------------------
 Coca-Cola Bottling Co.                     400          25,804
----------------------------------------------------------------
 Cott Corp.                                 600          10,692
                                                     -----------
                                                         47,936

----------------------------------------------------------------
 Food & Drug Retailing--0.7%
 Great Atlantic & Pacific Tea Co.,
 Inc. (The) 1                             3,300          26,598
----------------------------------------------------------------
 Pathmark Stores, Inc. 1                  5,000          25,350
----------------------------------------------------------------
 Rite Aid Corp. 1                        19,000          46,550
----------------------------------------------------------------
 Ruddick Corp.                            1,800          24,642
----------------------------------------------------------------
 Weis Markets, Inc.                         500          15,525
----------------------------------------------------------------
 Wild Oats Markets, Inc. 1                2,300          23,736
----------------------------------------------------------------
 Winn-Dixie Stores, Inc.                  1,500          22,920
                                                     -----------
                                                        185,321

----------------------------------------------------------------
 Food Products--1.7%
 Bunge Ltd.                               2,500          60,150
----------------------------------------------------------------
 Central Garden & Pet Co. 1               3,700          68,487
----------------------------------------------------------------
 Del Monte Foods Co. 1                    3,300          25,410
----------------------------------------------------------------
 Dole Food Co., Inc.                      1,500          48,870
----------------------------------------------------------------
 Flowers Foods, Inc.                        100           1,951
----------------------------------------------------------------
 Fresh Del Monte Produce, Inc.            2,900          54,839
----------------------------------------------------------------
 Horizon Organic Holding Corp. 1            400           6,476
----------------------------------------------------------------
 Interstate Bakeries Corp.                  900          13,725
----------------------------------------------------------------
 J & J Snack Foods Corp. 1                  800          28,568
----------------------------------------------------------------
 Lancaster Colony Corp.                     200           7,816
----------------------------------------------------------------
 Lance, Inc.                              1,500          17,759
----------------------------------------------------------------
 MGP Ingredients, Inc.                      300           2,340
----------------------------------------------------------------
 Peet's Coffee & Tea, Inc. 1              2,400          33,912

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Food Products Continued
 Ralcorp Holdings, Inc. 1                 1,800      $   45,252
----------------------------------------------------------------
 Sanderson Farms, Inc.                      300           6,273
----------------------------------------------------------------
 Sensient Technologies Corp.                300           6,741
----------------------------------------------------------------
 Smucker Co., J.M. (The)                    183           7,285
                                                     -----------
                                                        435,854

----------------------------------------------------------------
 Household Products--0.8%
 Chattem, Inc. 1                          3,300          67,815
----------------------------------------------------------------
 Dial Corp. (The)                         1,200          24,444
----------------------------------------------------------------
 Nu Skin Asia Pacific, Inc., Cl. A        3,700          44,289
----------------------------------------------------------------
 Playtex Products, Inc. 1                 2,200          21,736
----------------------------------------------------------------
 Revlon, Inc., Cl. A 1                      100             306
----------------------------------------------------------------
 WD-40 Co.                                2,200          58,124
                                                     -----------
                                                        216,714

----------------------------------------------------------------
 Personal Products--0.3%
 Del Laboratories, Inc.                   1,145          23,129
----------------------------------------------------------------
 Elizabeth Arden, Inc. 1                    900          13,320
----------------------------------------------------------------
 NBTY, Inc. 1                             2,200          38,676
                                                     -----------
                                                         75,125

----------------------------------------------------------------
 Tobacco--0.2%
----------------------------------------------------------------
 Schweitzer-Mauduit International, Inc.     600          14,700
----------------------------------------------------------------
 Standard Commercial Corp.                1,400          25,340
----------------------------------------------------------------
 Vector Group Ltd.                        1,100          12,782
                                                     -----------
                                                         52,822

----------------------------------------------------------------
 Energy--4. 1%
----------------------------------------------------------------
 Energy Equipment & Services--1.3%
 CHC Helicopter Corp., Cl. A                700          12,597
----------------------------------------------------------------
 Ensign Resource Service Group, Inc.      2,900          30,582
----------------------------------------------------------------
 Grey Wolf, Inc. 1                        4,500          17,955
----------------------------------------------------------------
 Gulfmark Offshore, Inc. 1                1,400          20,650
----------------------------------------------------------------
 Helmerich & Payne, Inc.                  1,300          36,283
----------------------------------------------------------------
 Hydril Co. 1                               700          16,499
----------------------------------------------------------------
 NS Group, Inc. 1                           300           1,956
----------------------------------------------------------------
 Oceaneering International, Inc. 1        1,700          42,058
----------------------------------------------------------------
 Offshore Logistics, Inc. 1                 600          13,152
----------------------------------------------------------------
 Oil States International, Inc. 1         1,500          19,350
----------------------------------------------------------------
 Parker Drilling Co. 1                      600           1,332
----------------------------------------------------------------
 Patterson-UTI Energy, Inc. 1               300           9,051
----------------------------------------------------------------
 Pride International, Inc. 1                700          10,430
----------------------------------------------------------------
 Tesco Corp. 1                              400           4,740
----------------------------------------------------------------
 Trican Well Service Ltd. 1               4,100          52,425
----------------------------------------------------------------
 Trico Marine Services, Inc. 1              700           2,331
----------------------------------------------------------------
 Unit Corp. 1                             1,700          31,535
----------------------------------------------------------------
 Willbros Group, Inc. 1                   2,900          23,838
                                                     -----------
                                                        346,764

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Oil & Gas--2.8%
 Baytex Energy Ltd. 1                     3,500    $     18,787
----------------------------------------------------------------
 Berry Petroleum Co., Cl. A                 100           1,705
----------------------------------------------------------------
 BlackRock Ventures, Inc. 1               7,000          10,457
----------------------------------------------------------------
 Brown (Tom), Inc. 1                      1,600          40,160
----------------------------------------------------------------
 Callon Petroleum Co. 1                   2,100           7,035
----------------------------------------------------------------
 Canadian 88 Energy Corp. 1,2            10,600          17,043
----------------------------------------------------------------
 Canadian 88 Energy Corp. 1               9,700          15,596
----------------------------------------------------------------
 Chesapeake Energy Corp.                  7,000          54,180
----------------------------------------------------------------
 Cimarex Energy Co. 1                     1,590          28,461
----------------------------------------------------------------
 Compton Petroleum Corp. 1               10,700          34,474
----------------------------------------------------------------
 Denbury Resources, Inc. 1                3,700          41,810
----------------------------------------------------------------
 Frontier Oil Corp.                       3,100          53,382
----------------------------------------------------------------
 Holly Corp.                              1,100          24,035
----------------------------------------------------------------
 Impact Energy, Inc. 1                    4,200           4,626
----------------------------------------------------------------
 Paramount Resources Ltd. 1               5,400          51,272
----------------------------------------------------------------
 Patina Oil & Gas Corp.                   1,325          41,936
----------------------------------------------------------------
 Peyto Exploration &
 Development Corp. 1                      7,600          53,640
----------------------------------------------------------------
 Pogo Producing Co.                         500          18,625
----------------------------------------------------------------
 Premcor, Inc. 1                          1,500          33,345
----------------------------------------------------------------
 Purcell Energy Ltd. 1                   15,300          28,183
----------------------------------------------------------------
 Quicksilver Resources, Inc. 1              900          20,187
----------------------------------------------------------------
 Rio Alto Resources International,
 Inc. 1                                  12,600           5,742
----------------------------------------------------------------
 St. Mary Land & Exploration Co.            200           5,000
----------------------------------------------------------------
 Stelmar Shipping Ltd. 1                    100           1,506
----------------------------------------------------------------
 Upton Resources, Inc. 1                  3,600           9,457
----------------------------------------------------------------
 Vermilion Resources Ltd. 1               6,400          45,373
----------------------------------------------------------------
 Western Gas Resources, Inc.              1,200          44,220
                                                     -----------
                                                        710,237

----------------------------------------------------------------
 Financials--13.4%
----------------------------------------------------------------
 Banks--10.1%
 1st Source Corp.                           500           8,375
----------------------------------------------------------------
 Allegiant Bancorp, Inc.                    400           7,292
----------------------------------------------------------------
 American Financial Holdings, Inc.          900          26,892
----------------------------------------------------------------
 Anchor BanCorp Wisconsin, Inc.           1,000          20,750
----------------------------------------------------------------
 Arrow Financial Corp.                      441          13,570
----------------------------------------------------------------
 Astoria Financial Corp.                    600          16,290
----------------------------------------------------------------
 BancFirst Corp.                            300          14,100
----------------------------------------------------------------
 Bank Mutual Corp.                        1,000          23,130
----------------------------------------------------------------
 Bank of Hawaii Corp.                       700          21,273
----------------------------------------------------------------
 Bank of the Ozarks, Inc.                   500          11,720
----------------------------------------------------------------
 BankUnited Financial Corp., Cl. A 1      2,100          33,978
----------------------------------------------------------------
 Bay View Capital Corp. 1                 2,000          11,500
----------------------------------------------------------------
 Berkshire Hills Bancorp, Inc.              300           7,065
----------------------------------------------------------------
 Brookline Bancorp, Inc.                  2,660          31,654
----------------------------------------------------------------
 Capital City Bank Group, Inc.              100           3,919

STATEMENT OF INVESTMENTS  Continued

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Banks Continued
 Capitol Bancorp Ltd.                       400    $      9,280
----------------------------------------------------------------
 Cascade Bancorp                            300           4,146
----------------------------------------------------------------
 Cathay Bancorp, Inc.                       200           7,598
----------------------------------------------------------------
 CB Bancshares, Inc.                        450          19,134
----------------------------------------------------------------
 CFS Bancorp, Inc.                        1,000          14,300
----------------------------------------------------------------
 Chemical Financial Corp.                   100           3,215
----------------------------------------------------------------
 Citizens First Bancorp, Inc.               400           8,424
----------------------------------------------------------------
 Citizens South Banking Corp.               400           4,080
----------------------------------------------------------------
 City Holding Co.                           500          14,130
----------------------------------------------------------------
 Coastal Bancorp, Inc.                      300           9,705
----------------------------------------------------------------
 Commercial Bankshares, Inc.                100           3,460
----------------------------------------------------------------
 Commonwealth Bancorp, Inc.               1,400          64,918
----------------------------------------------------------------
 Community First Bankshares, Inc.         1,200          31,752
----------------------------------------------------------------
 Connecticut Bancshares, Inc.             1,500          57,675
----------------------------------------------------------------
 CPB, Inc.                                  600          16,470
----------------------------------------------------------------
 CVB Financial Corp.                      1,175          29,880
----------------------------------------------------------------
 Dime Community Bancshares, Inc.          2,175          41,651
----------------------------------------------------------------
 East West Bancorp, Inc.                  1,000          36,080
----------------------------------------------------------------
 F&M Bancorp                                200           6,400
----------------------------------------------------------------
 F.N.B. Corp.                               735          20,227
----------------------------------------------------------------
 Fidelity Bankshares, Inc.                2,416          43,246
----------------------------------------------------------------
 First BanCorp, Puerto Rico                 950          21,470
----------------------------------------------------------------
 First Busey Corp.                          100           2,306
----------------------------------------------------------------
 First Charter Corp.                        200           3,602
----------------------------------------------------------------
 First Commonwealth Financial Corp.         100           1,150
----------------------------------------------------------------
 First Community Bancshares, Inc.         1,000          30,760
----------------------------------------------------------------
 First Essex Bancorp, Inc.                  200           6,680
----------------------------------------------------------------
 First Federal Capital Corp.              2,100          40,549
----------------------------------------------------------------
 First Financial Bankshares, Inc.           200           7,600
----------------------------------------------------------------
 First Financial Holdings, Inc.           1,100          27,236
----------------------------------------------------------------
 First Indiana Corp.                        475           8,792
----------------------------------------------------------------
 First Midwest Bancorp, Inc.                650          17,361
----------------------------------------------------------------
 First Niagara Financial Group, Inc.        900          23,508
----------------------------------------------------------------
 First Place Financial Corp.                800          13,304
----------------------------------------------------------------
 First State Bancorporation                 500          12,400
----------------------------------------------------------------
 FirstFed America Bancorp, Inc.             300           7,455
----------------------------------------------------------------
 Flagstar Bancorp, Inc.                   2,475          53,460
----------------------------------------------------------------
 Flushing Financial Corp.                 1,050          17,197
----------------------------------------------------------------
 Frontier Financial Corp.                   400          10,232
----------------------------------------------------------------
 Glacier Bancorp, Inc.                    1,300          30,628
----------------------------------------------------------------
 Granite State Bankshares, Inc.             500          21,845
----------------------------------------------------------------
 Hanmi Financial Corp.                      300           4,998
----------------------------------------------------------------
 Harbor Florida Bancshares, Inc.          2,500          56,300
----------------------------------------------------------------
 Harleysville National Corp.                300           7,959
----------------------------------------------------------------
 Hawthorne Financial Corp. 1                800          22,832

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Banks Continued
 Hibernia Corp., Cl. A                      500    $      9,630
----------------------------------------------------------------
 Hudson River Bancorp, Inc.                 800          19,800
----------------------------------------------------------------
 Hudson United Bancorp                      700          21,770
----------------------------------------------------------------
 IBERIABANK Corp.                           900          36,144
----------------------------------------------------------------
 Independence Community Bank Corp.        2,100          53,298
----------------------------------------------------------------
 Independent Bank Corp.-
 Massachusetts                              800          18,240
----------------------------------------------------------------
 Independent Bank Corp.-Michigan          1,669          50,504
----------------------------------------------------------------
 International Bancshares Corp.             725          28,601
----------------------------------------------------------------
 ITLA Capital Corp. 1                     1,400          46,522
----------------------------------------------------------------
 Local Financial Corp. 1                  2,200          32,230
----------------------------------------------------------------
 LSB Bancshares, Inc.                       100           1,620
----------------------------------------------------------------
 MAF Bancorp, Inc.                        1,600          54,400
----------------------------------------------------------------
 Main Street Banks, Inc.                    400           7,680
----------------------------------------------------------------
 MB Financial, Inc.                         800          27,832
----------------------------------------------------------------
 Midwest Banc Holdings, Inc.              1,400          26,530
----------------------------------------------------------------
 National Penn Bancshares, Inc.             210           5,576
----------------------------------------------------------------
 NBT Bancorp, Inc.                        1,100          18,777
----------------------------------------------------------------
 OceanFirst Financial Corp.               1,300          29,185
----------------------------------------------------------------
 Old National Bancorp                       700          17,010
----------------------------------------------------------------
 Old Second Bancorp, Inc.                 1,133          41,921
----------------------------------------------------------------
 Oriental Financial Group, Inc.             230           5,653
----------------------------------------------------------------
 Pacific Capital Bancorp                  1,633          41,560
----------------------------------------------------------------
 Pacific Northwest Bancorp                2,500          62,500
----------------------------------------------------------------
 Peapack-Gladstone Financial Corp.          100           3,425
----------------------------------------------------------------
 PennFed Financial Services, Inc.           500          13,575
----------------------------------------------------------------
 PFF Bancorp, Inc.                          900          28,125
----------------------------------------------------------------
 Port Financial Corp.                     1,100          49,082
----------------------------------------------------------------
 Prosperity Bancshares, Inc.              4,000          76,000
----------------------------------------------------------------
 Provident Bankshares Corp.                 100           2,311
----------------------------------------------------------------
 Quaker City Bancorp, Inc. 1              1,100          36,223
----------------------------------------------------------------
 R&G Financial Corp., Cl. B               1,800          41,850
----------------------------------------------------------------
 Republic Bancorp, Inc.                     131           1,542
----------------------------------------------------------------
 Republic Bancorp, Inc., Cl. A            1,600          18,032
----------------------------------------------------------------
 Roslyn Bancorp, Inc.                     1,750          31,553
----------------------------------------------------------------
 S&T Bancorp, Inc.                        1,300          32,566
----------------------------------------------------------------
 Sandy Spring Bancorp, Inc.                 700          22,050
----------------------------------------------------------------
 Seacoast Banking Corp. of Florida        1,800          33,912
----------------------------------------------------------------
 Second Bancorp, Inc.                       700          18,550
----------------------------------------------------------------
 South Financial Group, Inc. (The)          700          14,462
----------------------------------------------------------------
 Southern Financial Bancorp, Inc.           200           6,020
----------------------------------------------------------------
 Southwest Bancorp, Inc.                    100           2,576
----------------------------------------------------------------
 St. Francis Capital Corp.                  600          14,052
----------------------------------------------------------------
 State Bancorp, Inc.                        855          15,390
----------------------------------------------------------------
 Staten Island Bancorp, Inc.              2,100          42,294

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Banks Continued
 Sterling Bancshares, Inc.                  100    $      1,222
----------------------------------------------------------------
 Sun Bancorp, Inc. 1                        300           3,990
----------------------------------------------------------------
 Superior Financial Corp.                   800          14,697
----------------------------------------------------------------
 Texas Regional Bancshares, Inc., Cl. A     600          21,325
----------------------------------------------------------------
 TierOne Corp. 1                          1,800          27,288
----------------------------------------------------------------
 TriCo Bancshares                           300           7,380
----------------------------------------------------------------
 Troy Financial Corp.                       895          24,147
----------------------------------------------------------------
 U.S.B. Holding Co., Inc.                   400           7,080
----------------------------------------------------------------
 UCBH Holdings, Inc.                        700          29,715
----------------------------------------------------------------
 UMB Financial Corp.                        300          11,478
----------------------------------------------------------------
 Unizan Financial Corp.                     965          19,059
----------------------------------------------------------------
 Webster Financial Corp.                    800          27,840
----------------------------------------------------------------
 WesBanco, Inc.                             400           9,356
----------------------------------------------------------------
 Westcorp                                 1,000          21,000
----------------------------------------------------------------
 Willow Grove Bancorp, Inc.               1,300          18,070
----------------------------------------------------------------
 WSFS Financial Corp.                     1,400          46,158
                                                     -----------
                                                      2,597,281

----------------------------------------------------------------
 Diversified Financials--1.3%
 American Home Mortgage
 Holdings, Inc.                             500           5,500
----------------------------------------------------------------
 Cash America International, Inc.         3,200          30,464
----------------------------------------------------------------
 Credit Acceptance Corp. 1                2,300          14,676
----------------------------------------------------------------
 Dominion Resources
 Black Warrior Trust                        300           6,495
----------------------------------------------------------------
 Doral Financial Corp.                    1,250          35,750
----------------------------------------------------------------
 E*TRADE Group, Inc. 1                    3,300          16,038
----------------------------------------------------------------
 Federal Agricultural
 Mortgage Corp., Non-Vtg. 1                 100           3,064
----------------------------------------------------------------
 Financial Federal Corp. 1                  400          10,052
----------------------------------------------------------------
 Friedman, Billings, Ramsey Group, Inc. 1 4,700          43,992
----------------------------------------------------------------
 iDine Rewards Network, Inc. 1            1,700          18,054
----------------------------------------------------------------
 Metris Cos., Inc.                        7,500          18,525
----------------------------------------------------------------
 New Century Financial Corp.              1,400          35,546
----------------------------------------------------------------
 Providian Financial Corp. 1              7,800          50,622
----------------------------------------------------------------
 SoundView Technology Group, Inc. 1       1,200           1,800
----------------------------------------------------------------
 Student Loan Corp. (The)                   400          39,120
----------------------------------------------------------------
 World Acceptance Corp. 1                   300           2,283
                                                     -----------
                                                        331,981

----------------------------------------------------------------
 Insurance--1.8%
 Alfa Corp.                               2,000          24,022
----------------------------------------------------------------
 American Medical Security
 Group, Inc. 1                            1,300          18,174
----------------------------------------------------------------
 AmerUs Group Co.                         1,400          39,578
----------------------------------------------------------------
 ANFI, Inc.                               2,125          31,344
----------------------------------------------------------------
 Brown & Brown, Inc.                      1,100          35,552

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Insurance Continued
 Citizens, Inc. 1                           500    $      3,750
----------------------------------------------------------------
 CNA Surety Corp.                         1,100           8,635
----------------------------------------------------------------
 Commerce Group, Inc. (The)                 400          14,996
----------------------------------------------------------------
 Fidelity National Financial, Inc.          660          21,668
----------------------------------------------------------------
 Fremont General Corp.                    2,800          12,572
----------------------------------------------------------------
 Hub International Ltd.                     800          10,264
----------------------------------------------------------------
 IPC Holdings Ltd. 1                        500          15,770
----------------------------------------------------------------
 LandAmerica Financial Group, Inc.          100           3,545
----------------------------------------------------------------
 Odyssey Re Holdings Corp.                1,600          28,320
----------------------------------------------------------------
 Ohio Casualty Corp. 1                      600           7,770
----------------------------------------------------------------
 Pico Holdings, Inc. 1                      100           1,324
----------------------------------------------------------------
 Reinsurance Group of America, Inc.       1,200          32,496
----------------------------------------------------------------
 RenaissanceRe Holdings Ltd.              1,200          47,520
----------------------------------------------------------------
 RLI Corp.                                1,400          39,060
----------------------------------------------------------------
 StanCorp Financial Group, Inc.             200           9,770
----------------------------------------------------------------
 Stewart Information Services Corp. 1       800          17,112
----------------------------------------------------------------
 Triad Guaranty, Inc. 1                     800          29,488
----------------------------------------------------------------
 Zenith National Insurance Corp.            500          11,760
                                                     -----------
                                                        464,490

----------------------------------------------------------------
 Real Estate--0.2%
 Anworth Mortgage Asset Corp.               900          11,313
----------------------------------------------------------------
 Apex Mortgage Capital, Inc.                600           3,924
----------------------------------------------------------------
 Capital Automotive REIT                    300           7,110
----------------------------------------------------------------
 Chelsea Property Group, Inc.               200           6,662
----------------------------------------------------------------
 Correctional Properties Trust              200           4,340
----------------------------------------------------------------
 Jones Lang LaSalle, Inc. 1                 300           4,614
----------------------------------------------------------------
 Pan Pacific Retail Properties, Inc.        200           7,306
----------------------------------------------------------------
 Prentiss Properties Trust                  200           5,656
----------------------------------------------------------------
 Ramco-Gershenson Properties Trust          400           7,900
----------------------------------------------------------------
 Redwood Trust, Inc.                        100           2,770
                                                     -----------
                                                         61,595

 HEALTH CARE--13.9%
----------------------------------------------------------------
 Biotechnology--5.2%
 Abgenix, Inc. 1                          2,900          21,373
----------------------------------------------------------------
 Adolor Corp. 1                             600           8,346
----------------------------------------------------------------
 Alkermes, Inc. 1                           900           5,643
----------------------------------------------------------------
 Amylin Pharmaceuticals, Inc. 1           1,800          29,052
----------------------------------------------------------------
 Applera Corp./Celera
 Genomics Group 1                         5,800          55,390
----------------------------------------------------------------
 Ariad Pharmaceuticals, Inc. 1              500           1,160
----------------------------------------------------------------
 ArQule, Inc. 1                             800           2,440
----------------------------------------------------------------
 Array BioPharma, Inc. 1                  1,700           9,435
----------------------------------------------------------------
 AVI BioPharma, Inc. 1                    1,100           5,500
----------------------------------------------------------------
 Bentley Pharmaceuticals, Inc. 1            100             805

STATEMENT OF INVESTMENTS  Continued

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Biotechnology Continued
 BioMarin Pharmaceutical, Inc. 1          1,500    $     10,575
----------------------------------------------------------------
 BioReliance Corp. 1                      1,700          39,389
----------------------------------------------------------------
 Caliper Technologies Corp. 1               700           2,072
----------------------------------------------------------------
 Celgene Corp. 1                          2,300          49,381
----------------------------------------------------------------
 Cell Genesys, Inc. 1                       100           1,115
----------------------------------------------------------------
 Cephalon, Inc. 1                           600          29,201
----------------------------------------------------------------
 Charles River Laboratories
 International, Inc. 1                      800          30,784
----------------------------------------------------------------
 Ciphergen Biosystems, Inc. 1               400           1,380
----------------------------------------------------------------
 CuraGen Corp. 1                          3,100          14,415
----------------------------------------------------------------
 CV Therapeutics, Inc. 1                  1,000          18,220
----------------------------------------------------------------
 deCODE genetics, Inc. 1                    500             925
----------------------------------------------------------------
 Discovery Partners International, Inc. 1   200             556
----------------------------------------------------------------
 Diversa Corp. 1                            800           7,240
----------------------------------------------------------------
 Embrex, Inc. 1                           1,200          13,353
----------------------------------------------------------------
 Enzo Biochem, Inc. 1                     1,000          14,000
----------------------------------------------------------------
 Exact Sciences Corp. 1                   3,900          42,237
----------------------------------------------------------------
 Exelixis, Inc. 1                         1,700          13,600
----------------------------------------------------------------
 Gen-Probe, Inc. 1                        2,300          54,738
----------------------------------------------------------------
 Genta, Inc. 1                            6,200          47,678
----------------------------------------------------------------
 ICOS Corp. 1                             1,100          25,751
----------------------------------------------------------------
 Idexx Laboratories, Inc. 1               1,800          59,130
----------------------------------------------------------------
 ILEX Oncology, Inc. 1                      600           4,236
----------------------------------------------------------------
 ImClone Systems, Inc. 1                  2,600          27,615
----------------------------------------------------------------
 ImmunoGen, Inc. 1                          700           2,170
----------------------------------------------------------------
 Incyte Pharmaceuticals, Inc. 1           1,800           8,208
----------------------------------------------------------------
 Ligand Pharmaceuticals, Inc., Cl. B 1    1,900          10,203
----------------------------------------------------------------
 Luminex Corp. 1                            700           2,877
----------------------------------------------------------------
 Martek Biosciences Corp. 1               2,300          57,592
----------------------------------------------------------------
 Medicines Co. (The) 1                    3,600          57,672
----------------------------------------------------------------
 Myriad Genetics, Inc. 1                  3,400          49,640
----------------------------------------------------------------
 NeoPharm, Inc. 1                           300           3,042
----------------------------------------------------------------
 Neose Technologies, Inc. 1                 300           2,592
----------------------------------------------------------------
 Nuerocrine Biosciences, Inc. 1             800          36,528
----------------------------------------------------------------
 Protein Design Labs, Inc. 1              6,600          56,100
----------------------------------------------------------------
 Regeneron Pharmaceuticals, Inc. 1        1,900          35,169
----------------------------------------------------------------
 Ribapharm, Inc. 1                        2,200          14,410
----------------------------------------------------------------
 SangStat Medical Corp. 1                 2,500          28,250
----------------------------------------------------------------
 Sepracor, Inc. 1                         6,600          63,822
----------------------------------------------------------------
 Tanox, Inc. 1                              900           8,145
----------------------------------------------------------------
 Techne Corp. 1                           1,100          31,425
----------------------------------------------------------------
 Telik, Inc. 1                            4,900          57,134
----------------------------------------------------------------
 Trimeris, Inc. 1                         1,100          47,487
----------------------------------------------------------------
 Tularik, Inc. 1                          3,300          24,618
----------------------------------------------------------------
 United Therapeutics Corp. 1              2,100          35,070
----------------------------------------------------------------
 V.I. Technologies, Inc. 1                1,800           1,818

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Biotechnology Continued
 VaxGen, Inc. 1                           1,700      $   32,827
----------------------------------------------------------------
 XOMA Ltd. 1                              3,500          14,805
                                                     -----------
                                                      1,328,339

----------------------------------------------------------------
 Health Care Equipment & Supplies--3.4%
 ABIOMED, Inc. 1                            400           1,456
----------------------------------------------------------------
 Advanced Medical Optics, Inc. 1          2,800          33,516
----------------------------------------------------------------
 Advanced Neuromodulation
 Systems, Inc. 1                          1,000          35,100
----------------------------------------------------------------
 Alaris Medical, Inc. 1                   2,900          17,690
----------------------------------------------------------------
 Arrow International, Inc.                  200           8,134
----------------------------------------------------------------
 Bio-Rad Laboratories, Inc., Cl. A 1        500          19,350
----------------------------------------------------------------
 Biosite, Inc. 1                          2,200          74,844
----------------------------------------------------------------
 Cardiac Science, Inc. 1                  1,200           2,652
----------------------------------------------------------------
 CardioDynamics International Corp. 1       400           1,228
----------------------------------------------------------------
 Cerus Corp. 1                            1,400          30,100
----------------------------------------------------------------
 Conceptus, Inc. 1                        1,400          16,772
----------------------------------------------------------------
 Cooper Cos., Inc. (The)                  1,400          35,028
----------------------------------------------------------------
 Cyberonics, Inc. 1                         500           9,200
----------------------------------------------------------------
 HealthTronics Surgical Services, Inc. 1  1,700          13,619
----------------------------------------------------------------
 Hologic, Inc. 1                          4,200          51,282
----------------------------------------------------------------
 ICU Medical, Inc. 1                        100           3,730
----------------------------------------------------------------
 Immucor, Inc. 1                          3,500          70,875
----------------------------------------------------------------
 Intuitive Surgical, Inc. 1               1,300           8,008
----------------------------------------------------------------
 Kyphon, Inc. 1                             600           5,124
----------------------------------------------------------------
 Lifeline Systems, Inc. 1                   400           8,972
----------------------------------------------------------------
 Meridian Medical Technologies, Inc. 1    1,500          66,600
----------------------------------------------------------------
 Merit Medical Systems, Inc. 1            3,325          66,234
----------------------------------------------------------------
 Mine Safety Applicances Co.                300           9,675
----------------------------------------------------------------
 Ocular Sciences, Inc. 1                  1,300          20,176
----------------------------------------------------------------
 OrthoLogic Corp. 1                       2,400           8,664
----------------------------------------------------------------
 Osteotech, Inc. 1                          700           4,508
----------------------------------------------------------------
 PolyMedica Corp. 1                         800          24,672
----------------------------------------------------------------
 Possis Medical, Inc. 1                   1,500          27,000
----------------------------------------------------------------
 Quidel Corp. 1                           1,400           4,857
----------------------------------------------------------------
 Radiologix, Inc. 1                       2,100           4,851
----------------------------------------------------------------
 Rita Medical Systems, Inc. 1               200           1,010
----------------------------------------------------------------
 Steris Corp. 1                           2,200          53,350
----------------------------------------------------------------
 SurModics, Inc. 1                        1,400          40,152
----------------------------------------------------------------
 Theragenics Corp. 1                        900           3,627
----------------------------------------------------------------
 Vasomedical, Inc. 1                      1,200           1,128
----------------------------------------------------------------
 Vital Signs, Inc.                          700          20,916
----------------------------------------------------------------
 West Pharmaceutical Services, Inc.         400           9,760
----------------------------------------------------------------
 Wright Medical Group, Inc. 1               700          12,221
----------------------------------------------------------------
 Young Innovations, Inc. 1                2,250          52,357
                                                     -----------
                                                        878,438

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Health Care Providers & Services--3.4%
 Alliance Imaging, Inc. 1                   500    $      2,650
----------------------------------------------------------------
 Allscripts Healthcare Solutions, Inc. 1    100             239
----------------------------------------------------------------
 AMERIGROUP Corp. 1                         800          24,248
----------------------------------------------------------------
 AMN Healthcare Services, Inc. 1            500           8,455
----------------------------------------------------------------
 AmSurg Corp. 1                           1,500          30,645
----------------------------------------------------------------
 Apria Healthcare Group, Inc. 1           1,100          24,464
----------------------------------------------------------------
 Beverly Enterprises, Inc. 1              6,400          18,240
----------------------------------------------------------------
 Centene Corp. 1                            400          13,436
----------------------------------------------------------------
 Cobalt Corp. 1                             400           5,520
----------------------------------------------------------------
 CorVel Corp. 1                           1,500          53,625
----------------------------------------------------------------
 Covance, Inc. 1                          3,100          76,229
----------------------------------------------------------------
 Coventry Health Care, Inc. 1             1,100          31,933
----------------------------------------------------------------
 CryoLife, Inc. 1                           600           4,098
----------------------------------------------------------------
 Curative Health Services, Inc. 1           600          10,350
----------------------------------------------------------------
 D&K Healthcare Resources, Inc.           1,000          10,241
----------------------------------------------------------------
 DaVita, Inc. 1                           2,000          49,340
----------------------------------------------------------------
 Dynacq International, Inc.                 300           4,310
----------------------------------------------------------------
 eResearch Technology, Inc. 1             2,350          39,362
----------------------------------------------------------------
 Genesis Health Ventures, Inc. 1            900          13,905
----------------------------------------------------------------
 Gentiva Health Services, Inc.            1,900          16,739
----------------------------------------------------------------
 Hanger Orthopedic Group, Inc. 1          3,400          44,710
----------------------------------------------------------------
 IDX Systems Corp. 1                      1,200          20,436
----------------------------------------------------------------
 LabOne, Inc. 1                           1,100          19,492
----------------------------------------------------------------
 Magellan Health Services, Inc. 1         1,500             240
----------------------------------------------------------------
 MedCath Corp. 1                            100           1,000
----------------------------------------------------------------
 Mid Atlantic Medical Services, Inc. 1      200           6,480
----------------------------------------------------------------
 Odyssey Healthcare, Inc. 1               1,000          34,700
----------------------------------------------------------------
 Oxford Health Plans, Inc. 1                500          18,225
----------------------------------------------------------------
 PacifiCare Health Systems, Inc. 1          900          25,290
----------------------------------------------------------------
 Pediatrix Medical Group, Inc. 1            800          32,048
----------------------------------------------------------------
 Per-Se Technologies, Inc. 1              3,000          26,907
----------------------------------------------------------------
 PSS World Medical, Inc. 1                1,800          12,312
----------------------------------------------------------------
 Schein (Henry), Inc. 1                     600          27,000
----------------------------------------------------------------
 Select Medical Corp. 1                   1,200          16,188
----------------------------------------------------------------
 Sierra Health Services, Inc. 1           3,200          38,432
----------------------------------------------------------------
 U.S. Physical Therapy, Inc. 1            2,400          26,760
----------------------------------------------------------------
 United Surgical Partners
 International, Inc. 1                      500           7,811
----------------------------------------------------------------
 US Oncology, Inc. 1                      1,700          14,739
----------------------------------------------------------------
 VCA Antech, Inc. 1                         400           6,000
----------------------------------------------------------------
 VitalWorks, Inc. 1                       8,000          30,800
----------------------------------------------------------------
 WellChoice, Inc. 1                       1,200          28,740
                                                     -----------
                                                        876,339

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Pharmaceuticals--1.9%
 aaiPharma, Inc. 1                        1,600    $     22,432
----------------------------------------------------------------
 Able Laboratories, Inc. 1                  100           1,160
----------------------------------------------------------------
 Allos Therapeutics, Inc. 1                 500           3,760
----------------------------------------------------------------
 American Pharmaceutical
 Partners, Inc. 1                         1,900          33,820
----------------------------------------------------------------
 AtheroGenics, Inc. 1                       500           3,705
----------------------------------------------------------------
 Bradley Pharmaceuticals, Inc. 1          1,200          15,636
----------------------------------------------------------------
 CIMA Labs, Inc. 1                        1,200          29,029
----------------------------------------------------------------
 Connetics Corp. 1                          800           9,616
----------------------------------------------------------------
 Dendreon Corp. 1                           100             531
----------------------------------------------------------------
 Endo Pharmaceuticals Holdings, Inc.      2,100          16,168
----------------------------------------------------------------
 Eon Labs, Inc. 1                         1,000          18,910
----------------------------------------------------------------
 Guilford Pharmaceuticals, Inc. 1         2,000           7,960
----------------------------------------------------------------
 ICN Pharmaceuticals, Inc.                3,200          34,912
----------------------------------------------------------------
 Impax Laboratories, Inc. 1                 200             802
----------------------------------------------------------------
 Isis Pharmaceuticals, Inc. 1             5,100          33,609
----------------------------------------------------------------
 K-V Pharmaceutical Co., Cl. A 1            100           2,320
----------------------------------------------------------------
 Kos Pharmaceuticals, Inc. 1              1,100          20,900
----------------------------------------------------------------
 La Jolla Pharmaceutical Co. 1              100             650
----------------------------------------------------------------
 Lannett Co., Inc. 1                      1,300          21,294
----------------------------------------------------------------
 Noven Pharmaceuticals, Inc. 1              600           5,538
----------------------------------------------------------------
 Penwest Pharmaceuticals Co. 1            1,100          11,660
----------------------------------------------------------------
 Perrigo Co. 1                            2,600          31,590
----------------------------------------------------------------
 Pharmaceutical Resources, Inc. 1         1,900          56,620
----------------------------------------------------------------
 PRAECIS Pharmaceuticals, Inc. 1            100             325
----------------------------------------------------------------
 Salix Pharmaceuticals Ltd. 1               700           4,893
----------------------------------------------------------------
 Scios-Nova, Inc. 1                         800          26,064
----------------------------------------------------------------
 Taro Pharmaceutical Industries Ltd. 1    1,700          63,920
----------------------------------------------------------------
 Versicor, Inc. 1                           100           1,079
                                                     -----------
                                                        478,903

----------------------------------------------------------------
 Industrials--14.6%
----------------------------------------------------------------
 Aerospace & Defense--1.6%
 AAR Corp.                                  800           4,120
----------------------------------------------------------------
 Allied Research Corp. 1                  1,100          20,350
----------------------------------------------------------------
 Aviall, Inc. 1                           2,900          23,345
----------------------------------------------------------------
 Cubic Corp.                              1,500          27,645
----------------------------------------------------------------
 Curtiss-Wright Corp.                       200          12,764
----------------------------------------------------------------
 Ducommun, Inc. 1                         1,500          23,775
----------------------------------------------------------------
 Engineered Support Systems, Inc.           100           3,666
----------------------------------------------------------------
 ESCO Technologies, Inc. 1                  900          33,300
----------------------------------------------------------------
 Goodrich Corp.                           1,700          31,144
----------------------------------------------------------------
 InVision Technologies, Inc. 1            1,200          31,632
----------------------------------------------------------------
 Ladish Co., Inc. 1                         500           4,030

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Aerospace & Defense Continued
 Mercury Computer Systems, Inc. 1         1,400    $     42,728
----------------------------------------------------------------
 MTC Technologies, Inc. 1                   800          20,240
----------------------------------------------------------------
 Orbital Sciences Corp. 1                 2,200           9,284
----------------------------------------------------------------
 Precision Castparts Corp.                1,400          33,950
----------------------------------------------------------------
 Sequa Corp., Cl A 1                        100           3,911
----------------------------------------------------------------
 Veridian Corp. 1                         2,100          44,814
----------------------------------------------------------------
 World Fuel Services Corp.                2,100          43,050
                                                     -----------
                                                        413,748

----------------------------------------------------------------
 Air Freight & Couriers--0.2%
 Airborne, Inc.                           2,400          35,592
----------------------------------------------------------------
 EGL, Inc. 1                              1,000          14,250
                                                     -----------
                                                         49,842

----------------------------------------------------------------
 Airlines--0.7%
 AMR Corp. 1                              8,500          56,100
----------------------------------------------------------------
 Atlantic Coast Airlines Holdings, Inc. 1   400           4,812
----------------------------------------------------------------
 Continental Airlines, Inc., Cl. B        7,700          55,825
----------------------------------------------------------------
 Delta Air Lines, Inc.                    1,400          16,940
----------------------------------------------------------------
 Frontier Airlines, Inc. 1                1,500          10,140
----------------------------------------------------------------
 Mesa Air Group, Inc. 1                     600           2,442
----------------------------------------------------------------
 Midwest Express Holdings, Inc. 1           500           2,675
----------------------------------------------------------------
 Northwest Airlines Corp., Cl. A 1        4,400          32,296
----------------------------------------------------------------
 SkyWest, Inc.                              600           7,842
                                                     -----------
                                                        189,072

----------------------------------------------------------------
 Building Products--1.5%
 Aaon, Inc. 1                             2,350          43,311
----------------------------------------------------------------
 American Woodmark Corp.                    900          42,750
----------------------------------------------------------------
 Drew Industries, Inc. 1                  1,500          24,075
----------------------------------------------------------------
 ElkCorp                                    500           8,650
----------------------------------------------------------------
 Griffon Corp. 1                          3,370          45,899
----------------------------------------------------------------
 Lennox International, Inc.               2,900          36,395
----------------------------------------------------------------
 NCI Building Systems, Inc. 1               700          15,274
----------------------------------------------------------------
 Simpson Manufacturing Co., Inc. 1          600          19,740
----------------------------------------------------------------
 Trex Co., Inc. 1                         2,200          77,660
----------------------------------------------------------------
 Universal Forest Products, Inc.          1,800          38,378
----------------------------------------------------------------
 USG Corp. 1                              2,800          23,660
----------------------------------------------------------------
 Watsco, Inc.                               700          11,466
                                                     -----------
                                                        387,258

----------------------------------------------------------------
 Commercial Services & Supplies--4.9%
 Angelica Corp.                           1,500          30,975
----------------------------------------------------------------
 Arbitron, Inc. 1                           200           6,700
----------------------------------------------------------------
 Bowne & Co., Inc.                        1,600          19,120
----------------------------------------------------------------
 Bright Horizons Family Solutions, Inc. 1 1,000          28,120
----------------------------------------------------------------
 CCC Information Services Group, Inc. 1   2,000          35,458

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Commercial Services & Supplies Continued
 CDI Corp. 1                                600    $     16,188
----------------------------------------------------------------
 Central Parking Corp.                    1,100          20,746
----------------------------------------------------------------
 Century Business Services, Inc. 1          700           1,855
----------------------------------------------------------------
 Coinstar, Inc. 1                         2,100          47,565
----------------------------------------------------------------
 Consolidated Graphics, Inc.                500          11,125
----------------------------------------------------------------
 Corinthian Colleges, Inc. 1              1,200          45,432
----------------------------------------------------------------
 CSG Systems International, Inc. 1        1,200          16,380
----------------------------------------------------------------
 Dun & Bradstreet Corp. 1                   400          13,796
----------------------------------------------------------------
 Ennis Business Forms, Inc.               1,800          20,916
----------------------------------------------------------------
 eSPEED, Inc., Cl. A 1                    2,900          49,129
----------------------------------------------------------------
 G&K Services, Inc., Cl. A                1,400          49,561
----------------------------------------------------------------
 General Binding Corp. 1                  1,400          11,872
----------------------------------------------------------------
 Global Payments, Inc.                    1,100          35,211
----------------------------------------------------------------
 Harland (John H.) Co.                      300           6,639
----------------------------------------------------------------
 Headwaters, Inc. 1                       2,700          41,877
----------------------------------------------------------------
 Healthcare Services Group, Inc. 1          900          11,736
----------------------------------------------------------------
 ICT Group, Inc. 1                        2,600          30,134
----------------------------------------------------------------
 Imagistics International, Inc. 1         2,500          50,000
----------------------------------------------------------------
 Information Resources, Inc. 1              300             480
----------------------------------------------------------------
 infoUSA, Inc. 1                          4,200          20,874
----------------------------------------------------------------
 Interpool, Inc.                          1,200          19,272
----------------------------------------------------------------
 ITT Educational Services, Inc. 1         2,000          47,100
----------------------------------------------------------------
 Korn/Ferry International 1                 300           2,244
----------------------------------------------------------------
 Labor Ready, Inc. 1                      7,000          44,940
----------------------------------------------------------------
 Landauer, Inc.                             800          27,800
----------------------------------------------------------------
 Miller (Herman), Inc.                    1,100          20,240
----------------------------------------------------------------
 Moore Corp. Ltd.                         4,800          43,680
----------------------------------------------------------------
 National Processing, Inc. 1                400           6,420
----------------------------------------------------------------
 New England Business Service, Inc.         500          12,200
----------------------------------------------------------------
 Pittston Brink's Group                   1,600          29,568
----------------------------------------------------------------
 PRG-Schultz International, Inc. 1        2,500          22,250
----------------------------------------------------------------
 Regis Corp.                              1,400          36,386
----------------------------------------------------------------
 RemedyTemp, Inc. 1                         100           1,400
----------------------------------------------------------------
 Right Management Consultants, Inc. 1     3,375          44,719
----------------------------------------------------------------
 RMH Teleservices, Inc. 1                   400           4,200
----------------------------------------------------------------
 Rollins, Inc.                            1,700          43,265
----------------------------------------------------------------
 Schawk, Inc.                             1,000           9,910
----------------------------------------------------------------
 SITEL Corp. 1                              400             480
----------------------------------------------------------------
 Sotheby's Holdings, Inc., Cl. A 1          700           6,300
----------------------------------------------------------------
 Standard Register Co. (The)                700          12,600
----------------------------------------------------------------
 Steelcase, Inc., Cl. A                     300           3,288
----------------------------------------------------------------
 Strayer Education, Inc.                    300          17,250
----------------------------------------------------------------
 Sylvan Learning Systems, Inc. 1            400           6,560
----------------------------------------------------------------
 United Stationers, Inc. 1                  800          23,041
----------------------------------------------------------------
 University of Phoenix Online 1           1,200          43,008
----------------------------------------------------------------
 Wackenhut Corrections Corp. 1              700           7,777

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
Commercial Services & Supplies Continued
Wallace Computer Services, Inc.           1,900      $   40,869
----------------------------------------------------------------
Waste Connections, Inc. 1                 1,700          65,637
                                                     -----------
                                                      1,264,293

----------------------------------------------------------------
Construction & Engineering--0.3%
Butler Manufacturing Co.                    200           3,870
----------------------------------------------------------------
Comfort Systems USA, Inc. 1               4,200          14,070
----------------------------------------------------------------
EMCOR Group, Inc. 1                         500          26,505
----------------------------------------------------------------
Integrated Electrical Services, Inc. 1      700           2,695
----------------------------------------------------------------
Quanta Services, Inc. 1                     700           2,450
----------------------------------------------------------------
Shaw Group, Inc. (The) 1                    800          13,160
----------------------------------------------------------------
URS Corp. 1                                 100           1,423
                                                     -----------
                                                         64,173

----------------------------------------------------------------
Electrical Equipment--0.6%
Acuity Brands, Inc.                         300           4,062
----------------------------------------------------------------
Baldor Electric Co.                         200           3,950
----------------------------------------------------------------
Energy Conversion Devices, Inc. 1           100             980
----------------------------------------------------------------
Franklin Electric Co., Inc.                 700          33,607
----------------------------------------------------------------
FuelCell Energy, Inc. 1                   1,100           7,207
----------------------------------------------------------------
Genlyte Group, Inc. (The) 1               1,200          37,392
----------------------------------------------------------------
Paxar Corp. 1                             1,400          20,650
----------------------------------------------------------------
Plug Power, Inc. 1                          300           1,347
----------------------------------------------------------------
Power-One, Inc. 1                           400           2,268
----------------------------------------------------------------
Signal Technology Corp. 1                 1,800          19,404
----------------------------------------------------------------
Thomas & Betts Corp. 1                      600          10,140
----------------------------------------------------------------
Vicor Corp. 1                               200           1,650
                                                     -----------
                                                        142,657

----------------------------------------------------------------
Industrial Conglomerates--0.4%
Carlisle Cos., Inc.                         500          20,690
----------------------------------------------------------------
Lydall, Inc. 1                              800           9,080
----------------------------------------------------------------
Tredegar Corp.                            1,500          22,500
----------------------------------------------------------------
United Industrial Corp.                   2,100          33,600
----------------------------------------------------------------
Walter Industries, Inc.                   1,300          14,079
                                                     -----------
                                                         99,949

----------------------------------------------------------------
Machinery--3.2%
Actuant Corp., Cl. A 1                    1,200          55,740
----------------------------------------------------------------
AGCO Corp. 1                                900          19,890
----------------------------------------------------------------
Albany International Corp., Cl. A           200           4,132
----------------------------------------------------------------
Barnes Group, Inc.                        1,100          22,385
----------------------------------------------------------------
Briggs & Stratton Corp.                   1,200          50,964
----------------------------------------------------------------
Chicago Bridge & Iron Co. NV              1,700          51,340
----------------------------------------------------------------
CIRCOR International, Inc.                1,700          27,030
----------------------------------------------------------------
Clarcor, Inc.                               900          29,043
----------------------------------------------------------------
Cummins, Inc.                             2,000          56,260

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
Machinery Continued
Cuno, Inc. 1                              1,400      $   46,368
----------------------------------------------------------------
Dionex Corp. 1                              900          26,703
----------------------------------------------------------------
Donaldson Co., Inc.                         400          14,400
----------------------------------------------------------------
Encore Wire Corp. 1                       1,900          17,195
----------------------------------------------------------------
Gardner Denver, Inc. 1                      400           8,120
----------------------------------------------------------------
Global Power Equipment Group, Inc. 1        700           3,451
----------------------------------------------------------------
Graco, Inc.                               1,050          30,083
----------------------------------------------------------------
Harsco Corp.                              1,200          38,268
----------------------------------------------------------------
JLG Industries, Inc.                        700           5,271
----------------------------------------------------------------
Kaydon Corp.                                500          10,605
----------------------------------------------------------------
Lindsay Manufacturing Co.                 1,200          25,680
----------------------------------------------------------------
Milacron, Inc.                              600           3,570
----------------------------------------------------------------
NACCO Industries, Inc., Cl. A               200           8,754
----------------------------------------------------------------
Navistar International Corp. 1              600          14,586
----------------------------------------------------------------
Oshkosh Truck Corp.                         800          49,200
----------------------------------------------------------------
Osmonics, Inc. 1                          1,800          30,492
----------------------------------------------------------------
Packaging Dynamics Corp. 1                  360           2,376
----------------------------------------------------------------
Regal-Beloit Corp.                          200           4,140
----------------------------------------------------------------
Reliance Steel & Aluminum Co.               100           2,084
----------------------------------------------------------------
Thomas Industries, Inc.                   1,700          44,302
----------------------------------------------------------------
Timken Co.                                2,900          55,390
----------------------------------------------------------------
U.S. Industries, Inc. 1                   1,100           2,893
----------------------------------------------------------------
UNOVA, Inc. 1                               900           5,400
----------------------------------------------------------------
Valmont Industries, Inc.                  1,500          29,100
----------------------------------------------------------------
Wabash National Corp. 1                     900           7,542
----------------------------------------------------------------
Watts Industries, Inc., Cl. A             1,700          26,758
                                                     -----------
                                                        829,515

----------------------------------------------------------------
Marine--0.1%
Alexander & Baldwin, Inc.                   700          18,053
----------------------------------------------------------------
Maritrans, Inc.                             400           5,400
                                                     -----------
                                                         23,453

----------------------------------------------------------------
Road & Rail--1.1%
CNF Transportation, Inc.                  1,200          39,888
----------------------------------------------------------------
Covenant Transport, Inc., Cl. A 1         1,100          20,856
----------------------------------------------------------------
Heartland Express, Inc. 1                 1,519          34,802
----------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc. 1      400          11,720
----------------------------------------------------------------
Knight Transportation, Inc. 1               725          15,225
----------------------------------------------------------------
Mullen Transportation, Inc.               1,300          24,687
----------------------------------------------------------------
Old Dominion Freight Line, Inc. 1         1,500          42,601
----------------------------------------------------------------
P.A.M. Transportation Services, Inc. 1    1,100          27,731
----------------------------------------------------------------
SCS Transportation, Inc. 1                1,250          12,388
----------------------------------------------------------------
U.S. Xpress Enterprises, Inc., Cl. A 1      400           3,504
----------------------------------------------------------------
Werner Enterprises, Inc.                  1,233          26,546
----------------------------------------------------------------
Yellow Corp. 1                            1,300          32,748
                                                     -----------
                                                        292,696

STATEMENT OF INVESTMENTS Continued

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Information Technology--22.0%
----------------------------------------------------------------
 Communications Equipment--3.3%
 Adaptec, Inc. 1                          8,500    $     48,025
----------------------------------------------------------------
 ADTRAN, Inc. 1                           1,500          49,350
----------------------------------------------------------------
 Allen Telecom, Inc. 1                    4,800          45,456
----------------------------------------------------------------
 Arris Group, Inc. 1                      2,600           9,282
----------------------------------------------------------------
 Aspect Communications Corp. 1            2,300           6,532
----------------------------------------------------------------
 Audiovox Corp., Cl. A 1                    900           9,307
----------------------------------------------------------------
 Avanex Corp. 1                           6,200           6,324
----------------------------------------------------------------
 Avaya, Inc. 1                           17,100          41,895
----------------------------------------------------------------
 Brocade Communications
 Systems, Inc.                            7,500          31,050
----------------------------------------------------------------
 Centillium Communications, Inc. 1        2,500           5,650
----------------------------------------------------------------
 Corvis Corp. 1                          30,800          21,868
----------------------------------------------------------------
 Enterasys Networks, Inc. 1              11,900          18,564
----------------------------------------------------------------
 F5 Networks, Inc. 1                      3,800          40,812
----------------------------------------------------------------
 Finisar Corp. 1                         16,700          15,865
----------------------------------------------------------------
 Foundry Networks, Inc. 1                 3,100          21,824
----------------------------------------------------------------
 Harmonic, Inc. 1                        16,600          38,180
----------------------------------------------------------------
 Inter-Tel, Inc.                          2,000          41,820
----------------------------------------------------------------
 InterDigital Communications Corp. 1      2,400          34,944
----------------------------------------------------------------
 Microtune, Inc. 1                        5,100          15,963
----------------------------------------------------------------
 NetScreen Technologies, Inc. 1           4,400          74,096
----------------------------------------------------------------
 Netsolve, Inc. 1                         1,400           9,450
----------------------------------------------------------------
 New Focus, Inc. 1                        3,000          11,520
----------------------------------------------------------------
 Packeteer, Inc. 1                        1,400           9,604
----------------------------------------------------------------
 Powerwave Technologies, Inc. 1           7,700          41,580
----------------------------------------------------------------
 Proxim Corp., Cl. A 1                    1,900           1,653
----------------------------------------------------------------
 Redback Networks, Inc. 1                51,000          42,840
----------------------------------------------------------------
 Riverstone Networks, Inc. 1             22,100          46,852
----------------------------------------------------------------
 Sonus Networks, Inc. 1                  17,900          17,900
----------------------------------------------------------------
 Sycamore Networks, Inc. 1               10,800          31,212
----------------------------------------------------------------
 Tekelec 1                                3,900          40,755
----------------------------------------------------------------
 Terayon Communication
 Systems, Inc. 1                          3,100           6,355
----------------------------------------------------------------
 Turnstone Systems, Inc. 1                  200             540
                                                     -----------
                                                        837,068

----------------------------------------------------------------
 Computers & Peripherals--2.9%
 Concurrent Computer Corp. 1             13,000          37,440
----------------------------------------------------------------
 Cray, Inc. 1                             7,000          53,690
----------------------------------------------------------------
 Gateway, Inc. 1                         17,900          56,206
----------------------------------------------------------------
 Hutchinson Technology, Inc. 1            2,900          60,030
----------------------------------------------------------------
 Imation Corp. 1                          2,000          70,160
----------------------------------------------------------------
 Intergraph Corp. 1                         600          10,656
----------------------------------------------------------------
 Iomega Corp. 1                           4,800          37,680
----------------------------------------------------------------
 Lexar Media, Inc. 1                      7,600          47,652

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Computers & Peripherals Continued
 Maxtor Corp. 1                           9,800    $     49,588
----------------------------------------------------------------
 Neoware Systems, Inc. 1                  3,300          49,203
----------------------------------------------------------------
 Overland Storage, Inc. 1                   400           5,832
----------------------------------------------------------------
 Palm, Inc. 1                               700          10,990
----------------------------------------------------------------
 Pinnacle Systems, Inc. 1                 5,200          70,772
----------------------------------------------------------------
 Presstek, Inc. 1                           500           2,305
----------------------------------------------------------------
 Rainbow Technologies, Inc. 1               800           5,736
----------------------------------------------------------------
 Read-Rite Corp. 1                        1,100             385
----------------------------------------------------------------
 SanDisk Corp. 1                          2,400          48,720
----------------------------------------------------------------
 SBS Technologies, Inc. 1                   300           2,748
----------------------------------------------------------------
 Silicon Graphics, Inc. 1                10,300          11,639
----------------------------------------------------------------
 SimpleTech, Inc. 1                       2,400           7,248
----------------------------------------------------------------
 Storage Technology Corp. 1               1,000          21,420
----------------------------------------------------------------
 StorageNetworks, Inc. 1                 14,800          17,168
----------------------------------------------------------------
 Synaptics, Inc. 1                        2,500          19,000
----------------------------------------------------------------
 Western Digital Corp. 1                  6,900          44,091
                                                     -----------
                                                        740,359

----------------------------------------------------------------
 Electronic Equipment & Instruments--1.8%
 Acterna Corp. 1                          1,100             176
----------------------------------------------------------------
 Analogic Corp.                             100           5,029
----------------------------------------------------------------
 Artesyn Technologies, Inc. 1               500           1,920
----------------------------------------------------------------
 Avnet, Inc. 1                            2,900          31,407
----------------------------------------------------------------
 Benchmark Electronics, Inc. 1              500          14,330
----------------------------------------------------------------
 Checkpoint Systems, Inc. 1                 300           3,102
----------------------------------------------------------------
 Cognex Corp. 1                             700          12,901
----------------------------------------------------------------
 Cohu, Inc.                                 300           4,410
----------------------------------------------------------------
 Daktronics, Inc. 1                       1,500          20,070
----------------------------------------------------------------
 DSP Group, Inc. 1                          400           6,328
----------------------------------------------------------------
 Excel Technology, Inc. 1                 1,100          19,679
----------------------------------------------------------------
 Fargo Electronics, Inc. 1                3,400          29,682
----------------------------------------------------------------
 Global Imaging Systems, Inc. 1           2,800          51,464
----------------------------------------------------------------
 Identix, Inc. 1                          3,000          15,450
----------------------------------------------------------------
 Ingram Micro, Inc., Cl. A 1                300           3,705
----------------------------------------------------------------
 Keithley Instruments, Inc.               1,100          13,750
----------------------------------------------------------------
 Littlefuse, Inc. 1                         200           3,372
----------------------------------------------------------------
 Merix Corp. 1                              100             840
----------------------------------------------------------------
 Methode Electronics, Inc., Cl. A         5,700          62,529
----------------------------------------------------------------
 MTS Systems Corp.                        1,500          15,030
----------------------------------------------------------------
 OSI Systems, Inc. 1                        500           8,490
----------------------------------------------------------------
 Park Electrochemical Corp.                 700          13,440
----------------------------------------------------------------
 Photon Dynamics, Inc. 1                  1,900          43,320
----------------------------------------------------------------
 Research Frontiers, Inc. 1                 100             834
----------------------------------------------------------------
 ScanSource, Inc. 1                         600          29,580
----------------------------------------------------------------
 Sipex Corp. 1                              800           2,960
----------------------------------------------------------------
 Sypris Solutions, Inc.                   1,000          10,210

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Electronic Equipment & Instruments Continued
 Teledyne Technologies, Inc. 1            1,400      $   21,952
----------------------------------------------------------------
 Zygo Corp. 1                               700           4,893
                                                     -----------
                                                        450,853

----------------------------------------------------------------
 Internet Software & Services--3.1%
 Akamai Technologies, Inc. 1             12,300          21,279
----------------------------------------------------------------
 AsiaInfo Holdings, Inc. 1                3,800          24,092
----------------------------------------------------------------
 BroadVision, Inc. 1                        300           1,023
----------------------------------------------------------------
 CMG Information Services, Inc. 1        40,000          39,240
----------------------------------------------------------------
 CNET Networks, Inc. 1                   12,700          34,417
----------------------------------------------------------------
 Commerce One, Inc. 1                     1,300           3,575
----------------------------------------------------------------
 Covansys Corp. 1                           100             376
----------------------------------------------------------------
 Digital River, Inc. 1                    4,000          47,800
----------------------------------------------------------------
 Digitas, Inc. 1                          1,300           4,498
----------------------------------------------------------------
 DoubleClick, Inc. 1                      5,400          30,564
----------------------------------------------------------------
 EarthLink, Inc. 1                        7,300          39,785
----------------------------------------------------------------
 FindWhat.com1                              200           1,598
----------------------------------------------------------------
 FreeMarkets, Inc. 1                      4,900          31,551
----------------------------------------------------------------
 InfoSpace, Inc. 1                        3,100          26,192
----------------------------------------------------------------
 Internet Security Systems, Inc. 1          500           9,165
----------------------------------------------------------------
 Interwoven, Inc. 1                       8,600          22,360
----------------------------------------------------------------
 j2 Global Communications, Inc. 1         2,900          55,216
----------------------------------------------------------------
 LendingTree, Inc. 1                      1,900          24,472
----------------------------------------------------------------
 Net2Phone, Inc. 1                        1,700           6,885
----------------------------------------------------------------
 Netegrity, Inc. 1                       15,100          49,120
----------------------------------------------------------------
 Openwave Systems, Inc. 1                20,700          41,400
----------------------------------------------------------------
 Overture Services, Inc. 1                  900          24,579
----------------------------------------------------------------
 ParthusCeva, Inc. 1                        133             786
----------------------------------------------------------------
 PEC Solutions, Inc. 1                      400          11,960
----------------------------------------------------------------
 Register.com, Inc. 1                       100             450
----------------------------------------------------------------
 Secure Computing Corp. 1                 6,700          42,947
----------------------------------------------------------------
 SeeBeyond Technology Corp. 1            15,400          37,422
----------------------------------------------------------------
 Stellent, Inc. 1                         2,700          11,985
----------------------------------------------------------------
 United Online, Inc. 1                    2,800          44,635
----------------------------------------------------------------
 Vignette Corp. 1                         8,900          10,920
----------------------------------------------------------------
 WebEx Communications, Inc. 1             2,900          43,500
----------------------------------------------------------------
 Websense, Inc. 1                         2,400          51,267
                                                     -----------
                                                        795,059

----------------------------------------------------------------
 IT Consulting & Services--1.0%
 Acxiom Corp. 1                             600           9,228
----------------------------------------------------------------
 Anteon International Corp. 1             1,500          36,000
----------------------------------------------------------------
 Caminus Corp. 1                            500           1,170
----------------------------------------------------------------
 Carreker Corp. 1                         2,300          10,419
----------------------------------------------------------------
 Cognizant Technology
 Solutions Corp. 1                          600          43,338
----------------------------------------------------------------
 Gartner, Inc., Cl. B 1                     800           7,560

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 IT Consulting & Services Continued
 Lawson Software, Inc. 1                  2,400    $     13,800
----------------------------------------------------------------
 ManTech International Corp. 1              400           7,628
----------------------------------------------------------------
 MPS Group, Inc. 1                          100             554
----------------------------------------------------------------
 PracticeWorks, Inc. 1                    1,900          15,010
----------------------------------------------------------------
 ProQuest Co. 1                             200           3,920
----------------------------------------------------------------
 Sapient Corp. 1                         18,700          38,335
----------------------------------------------------------------
 SS&C Technologies, Inc. 1                2,700          28,758
----------------------------------------------------------------
 Startek, Inc. 1                            500          13,800
----------------------------------------------------------------
 Syntel, Inc. 1                           1,000          21,010
----------------------------------------------------------------
 Tyler Technologies, Inc. 1               3,700          15,429
                                                     -----------
                                                        265,959

----------------------------------------------------------------
 Office Electronics--0.1%
 Gerber Scientific, Inc. 1                  500           2,030
----------------------------------------------------------------
 Ikon Office Solutions, Inc.              4,300          30,745
                                                     -----------
                                                         32,775

----------------------------------------------------------------
 Semiconductor Equipment & Products--5.5%
 Advanced Energy Industries, Inc. 1       3,600          45,792
----------------------------------------------------------------
 Amkor Technology, Inc. 1                10,900          51,884
----------------------------------------------------------------
 Asyst Technologies, Inc. 1               5,500          40,425
----------------------------------------------------------------
 Atmel Corp. 1                           17,000          37,910
----------------------------------------------------------------
 Axcelis Technologies, Inc. 1             9,500          53,285
----------------------------------------------------------------
 Brooks-PRI Automation, Inc. 1            1,100          12,606
----------------------------------------------------------------
 Cabot Microelectronics Corp. 1           1,400          66,080
----------------------------------------------------------------
 ChipPAC, Inc. 1                          6,200          22,010
----------------------------------------------------------------
 Cirrus Logic, Inc. 1                     1,700           4,896
----------------------------------------------------------------
 Credence Systems Corp. 1                 5,500          51,315
----------------------------------------------------------------
 Cymer, Inc. 1                              400          12,900
----------------------------------------------------------------
 Cypress Semiconductor Corp. 1            6,000          34,320
----------------------------------------------------------------
 Entegris, Inc. 1                         1,900          19,570
----------------------------------------------------------------
 ESS Technology, Inc. 1                   6,400          40,256
----------------------------------------------------------------
 FEI Co. 1                                  500           7,645
----------------------------------------------------------------
 FSI International, Inc. 1                1,700           7,667
----------------------------------------------------------------
 Genesis Microchip, Inc. 1                1,800          23,490
----------------------------------------------------------------
 GlobespanVirata, Inc. 1                 12,600          55,566
----------------------------------------------------------------
 Helix Technology Corp.                   2,300          25,760
----------------------------------------------------------------
 Integrated Device Technology, Inc. 1     6,500          54,405
----------------------------------------------------------------
 Intersil Corp., Cl. A 1                  2,000          27,880
----------------------------------------------------------------
 Kulicke & Soffa Industries, Inc. 1       8,200          46,904
----------------------------------------------------------------
 LTX Corp. 1                              8,800          53,064
----------------------------------------------------------------
 Mattson Technology, Inc. 1                 800           2,288
----------------------------------------------------------------
 MKS Instruments, Inc. 1                  3,500          57,505
----------------------------------------------------------------
 Mykrolis Corp. 1                         2,700          19,710
----------------------------------------------------------------
 Oak Technology, Inc. 1                  16,200          42,930
----------------------------------------------------------------
 ON Semiconductor Corp. 1                 1,500           2,055
----------------------------------------------------------------
 Photronics, Inc. 1                       1,500          20,550

STATEMENT OF INVESTMENTS Continued

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Semiconductor Equipment & Products Continued
 Power Integrations, Inc. 1               1,500      $   25,500
----------------------------------------------------------------
 Rambus, Inc. 1                           6,400          42,944
----------------------------------------------------------------
 RF Micro Devices, Inc. 1                 3,500          25,655
----------------------------------------------------------------
 Semitool, Inc. 1                           100             623
----------------------------------------------------------------
 Silicon Image, Inc. 1                    1,000           6,000
----------------------------------------------------------------
 Silicon Laboratories, Inc. 1             1,900          36,252
----------------------------------------------------------------
 Silicon Storage Technology, Inc. 1       1,900           7,676
----------------------------------------------------------------
 Siliconix, Inc. 1                        1,400          32,760
----------------------------------------------------------------
 Skyworks Solutions, Inc. 1               6,400          55,168
----------------------------------------------------------------
 Standard Microsystems Corp. 1              600          11,682
----------------------------------------------------------------
 Supertex, Inc. 1                           200           2,978
----------------------------------------------------------------
 Three-Five Systems, Inc. 1                 700           4,515
----------------------------------------------------------------
 Transmeta Corp. 1                        8,500           9,945
----------------------------------------------------------------
 TriQuint Semiconductor, Inc. 1           2,900          12,296
----------------------------------------------------------------
 Ultratech Stepper, Inc. 1                4,000          39,356
----------------------------------------------------------------
 Varian Semiconductor
 Equipment Associates, Inc. 1             1,000          23,761
----------------------------------------------------------------
 Vitesse Semiconductor Corp. 1           19,100          41,733
----------------------------------------------------------------
 White Electronic Designs Corp. 1         5,000          38,250
----------------------------------------------------------------
 Zoran Corp. 1                            3,450          48,542
                                                     -----------
                                                      1,406,304

----------------------------------------------------------------
 Software--4.3%
 Agile Software Corp. 1                   6,300          48,762
----------------------------------------------------------------
 Altiris, Inc. 1                            700          11,144
----------------------------------------------------------------
 Amdocs Ltd. 1                            2,200          21,604
----------------------------------------------------------------
 Ansoft Corp. 1                           3,000          18,450
----------------------------------------------------------------
 Ansys, Inc. 1                            1,100          22,220
----------------------------------------------------------------
 Aspen Technology, Inc. 1                 4,100          11,603
----------------------------------------------------------------
 Autodesk, Inc.                           1,800          25,740
----------------------------------------------------------------
 Borland Software Corp. 1                 1,900          23,370
----------------------------------------------------------------
 Catapult Communications Corp. 1          1,200          14,340
----------------------------------------------------------------
 Citrix Systems, Inc. 1                   4,000          49,280
----------------------------------------------------------------
 Compuware Corp. 1                        7,700          36,960
----------------------------------------------------------------
 Concord Communications, Inc. 1           1,100           9,889
----------------------------------------------------------------
 Dendrite International, Inc.             2,200          16,434
----------------------------------------------------------------
 DocuCorp International, Inc. 1           2,500          16,552
----------------------------------------------------------------
 Documentum, Inc. 1                       2,900          45,414
----------------------------------------------------------------
 Dynamics Research Corp. 1                1,400          19,614
----------------------------------------------------------------
 E.piphany, Inc. 1                        5,500          22,935
----------------------------------------------------------------
 Eclipsys Corp. 1                         1,200           6,420
----------------------------------------------------------------
 Entrust Technologies, Inc. 1             3,000          10,080
----------------------------------------------------------------
 FactSet Research Systems, Inc.           1,200          33,924
----------------------------------------------------------------
 FileNet Corp. 1                          1,900          23,180
----------------------------------------------------------------
 Hyperion Solutions Corp. 1               1,700          43,639
----------------------------------------------------------------
 Informatica Corp. 1                      7,400          42,624

                                      Principal    Market Value
                                         Amount      See Note 1
----------------------------------------------------------------
 Software Continued
 Kronos, Inc. 1                             250      $    9,248
----------------------------------------------------------------
 Legato Systems, Inc. 1                   8,800          44,264
----------------------------------------------------------------
 Macromedia, Inc. 1                       5,000          53,250
----------------------------------------------------------------
 Magma Design Automation, Inc. 1            500           4,790
----------------------------------------------------------------
 Manugistics Group, Inc. 1                7,200          17,280
----------------------------------------------------------------
 Micromuse, Inc. 1                       13,500          51,570
----------------------------------------------------------------
 MICROS Systems, Inc. 1                     500          11,210
----------------------------------------------------------------
 NetIQ Corp. 1                              500           6,175
----------------------------------------------------------------
 Novadigm, Inc. 1                           300             699
----------------------------------------------------------------
 Novell, Inc. 1                           3,100          10,354
----------------------------------------------------------------
 Nuance Communications, Inc. 1              100             248
----------------------------------------------------------------
 Numerical Technologies, Inc. 1           1,100           3,806
----------------------------------------------------------------
 Parametric Technology Corp. 1           10,300          25,956
----------------------------------------------------------------
 Pegasystems, Inc. 1                      2,300          11,753
----------------------------------------------------------------
 Plumtree Software, Inc. 1                8,200          22,140
----------------------------------------------------------------
 Precis, Inc. 1                             200           1,104
----------------------------------------------------------------
 Quality Systems, Inc. 1                    600          12,060
----------------------------------------------------------------
 Quovadx, Inc. 1                            100             242
----------------------------------------------------------------
 Radiant Systems, Inc. 1                  4,200          40,446
----------------------------------------------------------------
 Roxio, Inc. 1                            2,500          11,925
----------------------------------------------------------------
 RSA Security, Inc. 1                     7,300          43,727
----------------------------------------------------------------
 SafeNet, Inc. 1                            200           5,070
----------------------------------------------------------------
 ScanSoft, Inc. 1                         6,500          33,800
----------------------------------------------------------------
 SERENA Software, Inc. 1                  2,900          45,791
----------------------------------------------------------------
 SpeechWorks International, Inc. 1          700           1,946
----------------------------------------------------------------
 Take-Two Interactive Software, Inc. 1    2,000          46,980
----------------------------------------------------------------
 Tripos, Inc. 1                             200           1,466
----------------------------------------------------------------
 Ulticom, Inc. 1                          1,100           8,239
----------------------------------------------------------------
 Viewpoint Corp. 1                          700           1,309
----------------------------------------------------------------
 Wind River Systems, Inc. 1               2,700          11,070
                                                     -----------
                                                      1,112,096

----------------------------------------------------------------
 Materials--5.4%
----------------------------------------------------------------
 Chemicals--1.7%
 AEP Industries, Inc. 1                     700           9,149
----------------------------------------------------------------
 Agrium, Inc.                             1,200          13,572
----------------------------------------------------------------
 Albemarle Corp.                            400          11,380
----------------------------------------------------------------
 Crompton Corp.                           1,000           5,950
----------------------------------------------------------------
 Cytec Industries, Inc. 1                   200           5,456
----------------------------------------------------------------
 Ferro Corp.                                600          14,658
----------------------------------------------------------------
 Georgia Gulf Corp.                       2,500          57,850
----------------------------------------------------------------
 Hercules, Inc. 1                         5,700          50,160
----------------------------------------------------------------
 IMC Global, Inc.                         4,000          42,680
----------------------------------------------------------------
 MacDermid, Inc.                            100           2,285
----------------------------------------------------------------
 Material Sciences Corp. 1                  600           7,764
----------------------------------------------------------------
 Millennium Chemicals, Inc.                 200           1,904

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Chemicals Continued
 Octel Corp.                              2,600      $   41,080
----------------------------------------------------------------
 OM Group, Inc.                           5,700          39,216
----------------------------------------------------------------
 Omnova Solutions, Inc. 1                 7,200          29,016
----------------------------------------------------------------
 PolyOne Corp.                            2,000           7,840
----------------------------------------------------------------
 Quaker Chemical Corp.                      400           9,280
----------------------------------------------------------------
 Schulman (A.), Inc.                      2,000          37,220
----------------------------------------------------------------
 Stepan Co.                                 100           2,500
----------------------------------------------------------------
 Terra Industries, Inc. 1                   100             153
----------------------------------------------------------------
 Valspar Corp. (The)                      1,000          44,180
                                                     -----------
                                                        433,293

----------------------------------------------------------------
 Construction Materials--0.1%
 AMCOL International Corp.                1,700           9,860
----------------------------------------------------------------
 Centex Construction Products, Inc.         700          24,605
                                                     -----------
                                                         34,465

----------------------------------------------------------------
 Containers & Packaging--1.5%
 Ball Corp.                               1,100          56,309
----------------------------------------------------------------
 Bway Corp. 1                             1,500          29,670
----------------------------------------------------------------
 Caraustar Industries, Inc. 1             1,200          11,376
----------------------------------------------------------------
 Crown Cork & Seal Co., Inc. 1            8,700          69,165
----------------------------------------------------------------
 Graphic Packaging
 International Corp. 1                    1,100           6,204
----------------------------------------------------------------
 Greif Bros. Corp., Cl. A                   100           2,380
----------------------------------------------------------------
 Jarden Corp. 1                           1,600          38,192
----------------------------------------------------------------
 Myers Industries, Inc.                   1,325          14,178
----------------------------------------------------------------
 Owens-Illinois, Inc. 1                   1,400          20,412
----------------------------------------------------------------
 Sealed Air Corp. 1                       1,500          55,950
----------------------------------------------------------------
 Silgan Holdings, Inc. 1                  1,400          34,552
----------------------------------------------------------------
 Temple-Inland, Inc.                        800          35,848
                                                     -----------
                                                        374,236

----------------------------------------------------------------
 Metals & Mining--1.4%
 AK Steel Holding Corp. 1                 4,900          39,200
----------------------------------------------------------------
 Century Aluminum Co.                       400           2,964
----------------------------------------------------------------
 Cleveland-Cliffs, Inc. 1                   100           1,985
----------------------------------------------------------------
 Commercial Metals Co.                    2,600          42,224
----------------------------------------------------------------
 Gibraltar Steel Corp.                    1,000          19,040
----------------------------------------------------------------
 Goldcorp, Inc.                           1,500          19,047
----------------------------------------------------------------
 IMCO Recycling, Inc. 1                   1,300          10,569
----------------------------------------------------------------
 Meridian Gold, Inc. 1                      900          15,803
----------------------------------------------------------------
 Meridian Gold, Inc. 1                    1,800          31,734
----------------------------------------------------------------
 NN, Inc.                                 1,100          10,989
----------------------------------------------------------------
 Oregon Steel Mills, Inc. 1               2,800          11,256
----------------------------------------------------------------
 Quanex Corp.                             1,200          40,200
----------------------------------------------------------------
 Royal Gold, Inc.                           100           2,492

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
 Metals & Mining Continued
 RTI International Metals, Inc. 1           600      $    6,060
----------------------------------------------------------------
 Schnitzer Steel Industries, Inc.           100           2,002
----------------------------------------------------------------
 Steel Dynamics, Inc. 1                   2,200          26,466
----------------------------------------------------------------
 Steel Technologies, Inc.                 1,500          25,440
----------------------------------------------------------------
 United States Steel Corp.                3,500          45,920
----------------------------------------------------------------
 USEC, Inc.                                 900           5,418
                                                     -----------
                                                        358,809
----------------------------------------------------------------
 Paper & Forest Products--0.7%
 Boise Cascade Corp.                        900          22,698
----------------------------------------------------------------
 Bowater, Inc.                              400          16,780
----------------------------------------------------------------
 Deltic Timber Corp.                      1,100          29,370
----------------------------------------------------------------
 Glatfelter                               2,400          31,584
----------------------------------------------------------------
 Louisiana-Pacific Corp.                  5,100          41,106
----------------------------------------------------------------
 Potlatch Corp.                           1,500          35,820
                                                     -----------
                                                        177,358

----------------------------------------------------------------
 Telecommunication Services--1.5%
----------------------------------------------------------------
 Diversified Telecommunication Services--0.9%
 Allegiance Telecom, Inc. 1               9,500           6,365
----------------------------------------------------------------
 American Tower Corp. 1                   7,700          27,181
----------------------------------------------------------------
 BroadWing, Inc. 1                       14,700          51,744
----------------------------------------------------------------
 Commonwealth Telephone
 Enterprises, Inc. 1                        800          28,672
----------------------------------------------------------------
 Crown Castle International Corp. 1      13,300          49,875
----------------------------------------------------------------
 IDT Corp. 1                                300           5,187
----------------------------------------------------------------
 Infonet Services Corp., Cl. B 1          2,700           5,346
----------------------------------------------------------------
 Intrado, Inc. 1                            800           7,840
----------------------------------------------------------------
 North Pittsburgh Systems, Inc.           1,300          17,720
----------------------------------------------------------------
 PTEK Holdings, Inc. 1                      900           3,960
----------------------------------------------------------------
 Talk America Holdings, Inc. 1            1,500           8,400
----------------------------------------------------------------
 Time Warner Telecom, Inc., Cl. A 1       6,200          13,082
                                                     -----------
                                                        225,372

----------------------------------------------------------------
 Wireless Telecommunication Services--0.6%
 Boston Communications Group, Inc. 1      2,100          26,691
----------------------------------------------------------------
 Centennial Communications Corp. 1          100             261
----------------------------------------------------------------
 EMS Technologies, Inc. 1                   800          12,456
----------------------------------------------------------------
 Metro One Telecommunication, Inc. 1      2,500          16,125
----------------------------------------------------------------
 Nextel Partners, Inc., Cl. A 1           1,900          11,533
----------------------------------------------------------------
 Triton PCS Holdings, Inc., Cl. A 1       4,200          16,506
----------------------------------------------------------------
 Western Wireless Corp. 1                 8,900          47,170
----------------------------------------------------------------
 Wireless Facilities, Inc. 1              3,600          21,636
                                                     -----------
                                                        152,378

STATEMENT OF INVESTMENTS Continued

                                                   Market Value
                                         Shares      See Note 1
----------------------------------------------------------------
Utilities--0.7%
----------------------------------------------------------------
Electric Utilities--0.3%
Aquila, Inc.                              1,300      $    2,301
----------------------------------------------------------------
CH Energy Group, Inc.                       800          37,304
----------------------------------------------------------------
CMS Energy Corp.                          1,800          16,992
----------------------------------------------------------------
OGE Energy Corp.                          1,000          17,600
                                                     -----------
                                                         74,197

----------------------------------------------------------------
Gas Utilities--0.3%
Nicor, Inc.                               1,300          44,239
----------------------------------------------------------------
Southwestern Energy Co. 1                   500           5,725
----------------------------------------------------------------
UGI Corp.                                   600          22,434
                                                     -----------
                                                         72,398

----------------------------------------------------------------
Multi-Utilities--0. 1%
Questar Corp.                             1,500          41,730
                                                     -----------
Total Common Stocks (Cost $25,202,426)               25,253,690

----------------------------------------------------------------
Preferred Stocks--0.0%
Astronics Corp., Cl. B1 (Cost $3,322)       250           1,563

                                      Principal    Market Value
                                         Amount      See Note 1
----------------------------------------------------------------
Joint Repurchase Agreements--2.9%
Undivided interest of 0.11% in joint
repurchase agreement (Market Value
$694,610,000) with Banc One Capital
Markets, Inc., 1.07%, dated 12/31/02, to
be repurchased at $735,044 on 1/2/03,
collateralized by U.S. Treasury Nts.,
3%--6.50%, 2/15/03--2/15/12, with a
value of $311,989,144 and U.S. Treasury
Bonds, 1.75%--9.375%, 4/30/04--2/15/23,
with a value of $397,082,690 (Cost
$735,000)                              $735,000    $    735,000
----------------------------------------------------------------
Total Investments, at Value
(Cost $25,940,748)                        101.2%     25,990,253
----------------------------------------------------------------
Liabilities in Excess of Other Assets      (1.2)       (302,243)
                                         -----------------------
Net Assets                                100.0%   $ 25,688,010
                                         =======================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of
Notes to Financial Statements.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

----------------------------------------------------------------------------------------------------------

 Assets
 Investments, at value (cost $25,940,748)--see accompanying
statement                          $25,990,253

----------------------------------------------------------------------------------------------------------

Cash
653

----------------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency
contracts                                                   4

----------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments
sold
131,850
 Shares of beneficial interest
sold                                                                 64,312
 Interest and
dividends
13,357

Other
1,776

                                                                    ------------
 Total
assets
26,202,205

----------------------------------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Investments
purchased
486,180
 Shares of beneficial interest redeemed
                                      13,636
 Distribution and service plan
fees                                                                  2,970
 Shareholder
reports
638
 Transfer and shareholder servicing agent
fees                                                         463
 Trustees'
compensation
234
 Other
                                                             10,074

------------
 Total liabilities
                   514,195

----------------------------------------------------------------------------------------------------------
 Net
Assets
$25,688,010

============

----------------------------------------------------------------------------------------------------------
 Composition of Net Assets
 Par value of shares of beneficial
interest                                                    $     2,761

----------------------------------------------------------------------------------------------------------
 Additional paid-in capital
                                           31,581,978

----------------------------------------------------------------------------------------------------------
 Accumulated net investment
loss                                                                   (11,369)

----------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
transactions                 (5,934,850)

----------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                           49,490

------------
 Net
Assets
$25,688,010

                                                  ============

----------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Non-Service shares:
 Net asset value, redemption price per share and offering price per share
 (based on net assets of $19,576,969 and 2,103,490 shares of beneficial
interest outstanding)        $9.31

----------------------------------------------------------------------------------------------------------
 Service shares:
 Net asset value, redemption price per share and offering price per share
 (based on net assets of $6,111,041 and 657,527 shares of beneficial interest
outstanding)           $9.29

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

------------------------------------------------------------------------------------------------------------
Investment Income
 Dividends (net of foreign withholding taxes of
$358)                                            $   195,600

------------------------------------------------------------------------------------------------------------

Interest
12,722

                                                    ------------
 Total investment
income
208,322

------------------------------------------------------------------------------------------------------------
 Expenses
 Management
fees
170,358

------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees--Service
shares                                                    5,396

------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Non-Service
shares
10,498
 Service shares

507

------------------------------------------------------------------------------------------------------------
 Shareholder reports
                                       23,290

------------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional
fees                                                           9,170

------------------------------------------------------------------------------------------------------------
 Custodian fees and
expenses
5,905

------------------------------------------------------------------------------------------------------------
 Trustees'
compensation
4,341

------------------------------------------------------------------------------------------------------------

Other
3,430

------------
 Total
expenses
232,895
 Less reduction to custodian
expenses                                                                   (286)
 Less voluntary waiver of transfer and shareholder servicing agent
fees--Service shares                 (382)

------------
 Net expenses
                                    232,227

------------------------------------------------------------------------------------------------------------
 Net Investment
Loss
(23,905)

------------------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized loss on:

Investments
(2,845,844)
 Foreign currency
transactions
(2,456)

                                                             ------------
 Net realized
loss
(2,848,300)

------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:

Investments
(1,466,549)
 Translation of assets and liabilities denominated in foreign
currencies                               5,239

------------
 Net
change
           (1,461,310)

------------
 Net realized and unrealized
loss                                                                 (4,309,610)

------------------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from
Operations                                            $(4,333,515)

                                                 ============

 See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended December 31,
2002            2001

-----------------------------------------------------------------------------------------------------
Operations
 Net investment loss                                                      $
(23,905)     $     (922)

-----------------------------------------------------------------------------------------------------
 Net realized loss
(2,848,300)       (268,528)

-----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)
(1,461,310)        362,920

----------------------------
 Net increase (decrease) in net assets resulting from operations
(4,333,515)         93,470

-----------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase in net assets resulting from beneficial
 interest transactions:
 Non-Service shares
4,845,883       3,821,166
 Service shares
6,553,550         108,184

-----------------------------------------------------------------------------------------------------
 Net Assets
 Total increase
7,065,918       4,022,820

-----------------------------------------------------------------------------------------------------
 Beginning of period
18,622,092      14,599,272

----------------------------
 End of period [including accumulated net investment
 loss of $11,369 and $382, respectively]
$25,688,010     $18,622,092

============================

 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 Non-Service shares   Year Ended December 31,            2002
2001          2000          1999          1998 1

-----------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                   $11.05
$11.09        $14.07         $9.60        $10.00

-----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             (.01)           --
2        (.03)         (.02)         (.02)
 Net realized and unrealized gain (loss)                 (1.73)
(.04)        (2.35)         4.49          (.38)

----------------------------------------------------------------
 Total from investment operations                        (1.74)         (.04)
       (2.38)         4.47          (.40)

-----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                       --
--          (.60)           --            --

-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 9.31
$11.05        $11.09        $14.07        $ 9.60

================================================================

-----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                     (15.75)%
(0.36)%      (18.34)%       46.56%        (4.00)%

-----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)              $19,577
$18,514       $14,599        $6,927          $994

-----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $20,505
$15,307       $12,576        $2,738          $441

-----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                     (0.09)%
(0.01)%       (0.29)%       (0.37)%       (0.79)%
 Expenses                                                 1.00%
1.05%         1.37%         1.83%         0.87% 5
 Expenses, net of reduction to custodian expenses         1.00%
1.05%         1.35%         1.34%         0.87%

-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   121%
213%          162%          176%           61%

1. For the period from May 1, 1998 (inception of offering) to December 31, 1998.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

Service shares  Year Ended December
31,                                                               2002
2001 1

---------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of
period
$11.05       $ 10.61

---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income
(loss)
             (.01)           -- 2
 Net realized and unrealized gain
(loss)
(1.75)          .44

   ----------------------
 Total from investment
operations
(1.76)          .44

---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized
gain
--            --

---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
period
$9.29        $11.05

                                                       ======================

---------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3
                                                  (15.93)%        4.15%

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in
thousands)
$6,111          $108

---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in
thousands)
$2,228          $ 26

---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment
loss
(0.26)%       (0.34)%
 Expenses

1.21%         1.19%
 Expenses, net of reduction to custodian expenses and/or voluntary waiver of
transfer agent fees        1.19%         1.19%

---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover
rate
121%          213%

1. For the period from July 16, 2001 (inception of offering) to December 31,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Main Street Small Cap Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The
Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

               Expiring
               -----------------------
               2008         $1,795,693
               2009          1,282,533
               2010          2,591,314
                            ----------
               Total        $5,669,540
                            ==========

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $265,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $4,595, a decrease in accumulated net investment loss of $12,918, and an increase in accumulated net realized loss on investments of $8,323. Net assets of the Fund were unaffected by the reclassifications.
   No distributions were paid during the years ended December 31, 2002 and
December 31, 2001.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

          Accumulated net investment loss   $   (11,369)
          Accumulated net realized loss      (5,934,850)
          Net realized appreciation              49,490
                                            -----------
          Total                             $(5,896,729)
                                            ===========
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                     Year Ended December 31, 2002   Year Ended December 31,
2001 1
                            Shares         Amount            Shares       Amount
----------------------------------------------------------------------------------
Non-Service shares

Sold                     1,297,325   $ 13,674,065           869,437  $ 8,938,580
Redeemed                  (869,963)    (8,828,182)         (509,595)
(5,117,414)

-----------------------------------------------------------
Net increase               427,362   $  4,845,883           359,842  $ 3,821,166

===========================================================

----------------------------------------------------------------------------------
Service shares
Sold                     2,221,410   $ 21,513,500            10,574  $   116,404
Redeemed                (1,573,671)   (14,959,950)             (786)
(8,220)

-----------------------------------------------------------
Net increase               647,739   $  6,553,550             9,788  $   108,184

===========================================================
1. For the year ended December 31, 2001, for Non-Service shares and for the period from July 16, 2001 (inception of offering) to December 31, 2001, for
Service shares.

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$37,836,922 and $26,729,121, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $25,952,117 was composed of:

          Gross unrealized appreciation      $ 2,193,029
          Gross unrealized depreciation       (2,154,893)
                                             -----------
          Net unrealized appreciation        $    38,136
                                             ===========

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.75%
of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and
0.60% of average annual net assets over $800 million.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.

   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $5,396.

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2002, the Fund had outstanding foreign currency contracts as follows:
                      Expiration          Contract      Valuation as of
Unrealized
Contract Description        Date     Amount (000s)    December 31, 2002
Appreciation
--------------------------------------------------------------------------------------
Contracts to Sell
Canadian Dollar (CAD)     1/2/03             4CAD
$2,562             $4
--------------------------------------------------------------------------------
6. Illiquid or Restricted Securities
As of December 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2002 was $17,043, which represents 0.07% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                        Acquisition              Valuation as of    Unrealized
Security                       Date     Cost   December 31, 2002  Depreciation
-------------------------------------------------------------------------------
Stocks and/or Warrants
Canadian 88 Energy Corp.     6/4/02  $19,418             $17,043        $2,375

OPPENHEIMER MONEY FUND/VA
INDEPENDENT AUDITORS' REPORT

 -------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of Oppenheimer Money Fund/VA:

 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Money Fund/VA, which is a series of Oppenheimer Variable Account
 Funds, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
 Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Money Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
 Deloitte & Touche LLP

 Denver, Colorado
 January 23, 2003

OPPENHEIMER MONEY FUND/VA
STATEMENT OF INVESTMENTS  December 31, 2002

                                      Principal           Value
                                         Amount      See Note 1
 ---------------------------------------------------------------
 Certificates of Deposit--9.3%
 ---------------------------------------------------------------
 Domestic Certificates of Deposit--3.8%
 Citibank NA, 1.33%, 2/27/03        $ 2,500,000    $  2,500,000
 ---------------------------------------------------------------
 National Bank of Commerce,
 Tennessee, 1.41%, 6/20/03 1          5,000,000       4,999,498
 ---------------------------------------------------------------
 State Street Bank and Trust,
 1.33%, 2/13/03                       2,000,000       2,000,012
 ---------------------------------------------------------------
 Suntrust Bank, 1.47%, 5/23/03 1      5,000,000       5,001,854
                                                  --------------
                                                     14,501,364

 ---------------------------------------------------------------
 Yankee Certificates of Deposit--5.5%
 Abbey National Treasury Services,
 1.33%, 3/19/03                       3,000,000       3,000,000
 ---------------------------------------------------------------
 Barclays Bank plc, New York,
 1.74%, 3/3/03                        3,000,000       2,999,896
 ---------------------------------------------------------------
 BNP Paribas, New York,
 2.63%, 6/6/03                        2,000,000       2,010,625
 ---------------------------------------------------------------
 Canadian Imperial Bank
 of Commerce, New York,
 1.33%, 2/11/03                       3,000,000       3,000,000
 ---------------------------------------------------------------
 Royal Bank of Scotland,
 New York, 1.72%, 1/21/03             5,000,000       5,000,027
 ---------------------------------------------------------------
 Svenska Handelsbanken,
 New York, 1.94%, 1/22/03             5,000,000       5,000,029
                                                  --------------
                                                     21,010,577
                                                  --------------
 Total Certificates of Deposit
 (Cost $35,511,941)                                  35,511,941

 ---------------------------------------------------------------
 Direct Bank Obligations--10.9%
 AB SPINTAB, 1.33%, 4/10/03           4,000,000       3,985,425
 ---------------------------------------------------------------
 Abbey National North America,
 1.31%, 2/10/03                       1,000,000         998,545
 ---------------------------------------------------------------
 ABN AMRO North America Finance, Inc.:
 1.74%, 4/17/03                       3,500,000       3,482,068
 1.75%, 2/12/03                       6,000,000       5,987,750
 ---------------------------------------------------------------
 Governor & Co. of the Bank
 of Ireland, 1.76%, 4/23/03 2         3,000,000       2,983,573
 ---------------------------------------------------------------
 HBOS Treasury Services:
 1.35%, 3/6/03                        3,519,000       3,510,554
 1.70%, 3/12/03                       4,000,000       3,986,778
 ---------------------------------------------------------------
 Lloyds TSB Bank plc, 1.76%, 4/24/03  3,000,000       2,983,474
 ---------------------------------------------------------------
 Nationwide Building Society:
 1.54%, 2/4/03                        3,000,000       2,995,637
 1.74%, 4/16/03                       3,000,000       2,984,819
 ---------------------------------------------------------------
 Swedbank AB, 1.74%, 5/2/03           2,000,000       1,988,303
 ---------------------------------------------------------------
 Wells Fargo Bank NA, 1.68%, 4/1/03   5,450,000       5,450,531
                                                  --------------

 Total Direct Bank Obligations
 (Cost $41,337,457)                                  41,337,457

                                      Principal           Value
                                         Amount      See Note 1
 ---------------------------------------------------------------
 Short-Term Notes--72.2%
 ---------------------------------------------------------------
 Asset-Backed--24.2%
 Atlantic Asset Securitization
 Corp., 1.39%, 1/3/03 2             $ 2,000,000  $    1,999,845
----------------------------------------------------------------
 Barton Capital Corp.,
 1.40%, 1/17/03 2                     5,000,000       4,996,889
 ---------------------------------------------------------------
 Charta Corp.:
 1.60%, 1/31/03 2                     4,000,000       3,994,667
 1.79%, 1/24/03 2                     1,100,000       1,098,742
----------------------------------------------------------------
 Crown Point Capital Co.,
 1.82%, 1/29/03 2                     2,500,000       2,496,461
 ---------------------------------------------------------------
 Fairway Finance Corp.,
 1.79%, 4/23/03 2                     3,000,000       2,983,293
 ---------------------------------------------------------------
 FCAR Owner Trust I,
 1.70%, 1/24/03                       6,500,000       6,492,940
 ---------------------------------------------------------------
 FCAR Owner Trust II,
 1.72%, 1/24/03                       5,000,000       4,994,505
 ---------------------------------------------------------------
 Galaxy Funding, Inc.,
 1.77%, 1/21/03 2                     5,000,000       4,995,083
 ---------------------------------------------------------------
 GOVCO, Inc., 1.80%, 1/23/03 2        2,500,000       2,497,250
 ---------------------------------------------------------------
 Greyhawk Funding LLC,
 1.82%, 1/13/03 2                     5,000,000       4,996,967
 ---------------------------------------------------------------
 La Fayette Asset
 Securitization, 1.39%, 3/18/03 2     5,000,000       4,985,328
 ---------------------------------------------------------------
 Lexington Parker Capital Co. LLC:
 1.38%, 2/18/03 2                     2,500,000       2,495,400
 1.76%, 3/14/03 2                     4,000,000       3,985,920
 ---------------------------------------------------------------
 Neptune Funding Corp.:
 1.40%, 3/24/03 2                     3,800,000       3,787,882
 1.44%, 6/4/03 2                      2,000,000       1,987,680
 1.80%, 2/28/03 2                     5,000,000       4,985,500
 ---------------------------------------------------------------
 New Center Asset Trust:
 1.76%, 3/17/03                       5,000,000       4,981,667
 1.77%, 3/7/03                        5,000,000       4,984,021
 ---------------------------------------------------------------
 Perry Global Funding LLC, Series A:
 1.83%, 1/14/03 2                    10,000,000       9,993,392
 1.84%, 1/16/03 2                     2,000,000       1,998,467
 ---------------------------------------------------------------
 Scaldis Capital LLC, 1.76%,
 1/21/03 2                            6,213,000       6,206,925
                                                  --------------
                                                     91,938,824

 ---------------------------------------------------------------
 Broker-Dealer--8.4%
 Banc of America Securities
 LLC, 1.46%, 1/2/03 1                 5,000,000       5,000,000
 ---------------------------------------------------------------
 Goldman Sachs Group LP,
 1.42%, 3/13/03 3                     5,000,000       5,000,000
 ---------------------------------------------------------------
 Merrill Lynch & Co., Inc.,
 1.71%, 1/3/03                        5,000,000       4,999,525
 ---------------------------------------------------------------
 Morgan Stanley, 1.31%, 12/2/03 1     5,000,000       5,000,000
 ---------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.:
 1.79%, 4/25/03 1                     5,000,000       5,000,000
 1.81%, 1/10/03                       7,000,000       6,996,832
                                                  --------------
                                                     31,996,357
STATEMENT OF INVESTMENTS  Continued

                                      Principal           Value
                                         Amount      See Note 1
 ---------------------------------------------------------------
 Chemicals--0.8%
 BASF AG, 1.33%, 2/21/03 2           $ 3,000,000  $   2,994,348
 ---------------------------------------------------------------
 Commercial Finance--2.6%
 Private Export Funding Corp.,
 1.75%, 2/5/03 2                      9,700,000       9,683,497
 ---------------------------------------------------------------
 Commercial Services & Supplies--1.3%
 First Data Corp., 1.45%, 1/2/03      5,000,000       4,999,799
 ---------------------------------------------------------------
 Consumer Finance--5.3%
 American Express Credit Corp.,
 1.68%, 3/5/03                        5,000,000       4,985,300
 ---------------------------------------------------------------
 American Express Credit Corp.,
 Series B:
 1.41%, 4/25/03 1                     5,000,000       5,000,000
 1.42%, 5/7/03 1                      5,000,000       5,000,000
 ---------------------------------------------------------------
 American General Finance Corp.,
 1.98%, 1/8/03                        5,000,000       4,998,075
                                                  --------------
                                                     19,983,375

 ---------------------------------------------------------------
 Food Products--2.8%
 Nestle Capital Corp.:
 1.87%, 2/3/03 2                      5,800,000       5,790,058
 1.90%, 2/5/03 2                      5,000,000       4,990,764
                                                  --------------
                                                     10,780,822

 ---------------------------------------------------------------
 Insurance--5.5%
 General Electric Capital
 Assurance Co., 1.49%, 12/1/03 1,3    5,000,000       5,000,000
 ----------------------------------------------------------------
 ING America Insurance Holdings, Inc.:
 1.32%, 2/13/03                       1,500,000       1,497,635
 1.34%, 3/12/03                       3,000,000       2,992,183
 ---------------------------------------------------------------
 Metropolitan Life Insurance
 Co., 1.49%, 1/2/03 1                 3,500,000       3,500,000
 ---------------------------------------------------------------
 Pacific Life Insurance Co.,
 1.46%, 2/14/03 1,3                   4,000,000       4,000,000
 ---------------------------------------------------------------
 United of Omaha Life
 Insurance Co., 1.42%, 1/2/03 1,3     4,000,000       4,000,000
                                                  --------------

                                                     20,989,818

 ---------------------------------------------------------------
 Leasing & Factoring--1.3%
 American Honda
 Finance Corp., 1.41%, 4/9/03 1       5,000,000       5,000,000

                                      Principal           Value
                                         Amount      See Note 1
 ---------------------------------------------------------------
 Media--0.5%
 ---------------------------------------------------------------
 McGraw-Hill Cos., Inc., 1.33%,
 5/13/03                             $2,000,000    $  1,990,247
 ---------------------------------------------------------------
 Metals & Mining--0.8%
 Rio Tinto Ltd., 1.33%, 3/12/03 2     3,000,000       2,992,242
 ---------------------------------------------------------------
 Oil & Gas--3.6%
 Koch Industries, Inc., 1.20%,
 1/2/03 2                             8,500,000       8,499,716
 ---------------------------------------------------------------
 Total Fina Elf SA, 1.76%, 4/24/03 2  5,000,000       4,972,378
                                                  --------------
                                                     13,472,094

 ---------------------------------------------------------------
 Pharmaceuticals--0.5%
 GlaxoSmithKline Finance PLC,
 1.32%, 1/13/03 2                     2,000,000       1,999,120
 ---------------------------------------------------------------
 Special Purpose Financial--14.6%
 ---------------------------------------------------------------
 AriesOne Metafolio Corp.:
 1.43%, 1/6/03 2                      2,500,000       2,499,497
 1.45%, 1/7/03 2                      5,000,000       4,998,792
 ---------------------------------------------------------------
 Beta Finance, Inc., 1.87%, 1/6/03 2 10,000,000       9,997,410
 ---------------------------------------------------------------
 Cooperative Assn. of Tractor
 Dealers, Inc., Series A:
 1.80%, 1/22/03                       5,000,000       4,994,750
 1.82%, 4/9/03                        2,800,000       2,786,128
 ---------------------------------------------------------------
 Cooperative Assn. of Tractor
 Dealers, Inc., Series B:
 1.43%, 3/17/03                       1,500,000       1,495,547
 1.43%, 4/22/03                       1,000,000         995,606
 1.75%, 2/20/03                       2,700,000       2,693,437
 1.82%, 4/16/03                       2,600,000       2,586,198
 ---------------------------------------------------------------
 CORSAIR Trust, Series 1-1005,
 1.63%, 9/17/03 1,4                   5,000,000       5,000,000
 ---------------------------------------------------------------
 K2 (USA) LLC, 2.10%, 1/15/03 2       3,100,000       3,097,468
 ---------------------------------------------------------------
 LINKS Finance LLC:
 1.45%, 5/15/03 1                     3,000,000       2,999,700
 1.86%, 1/6/03 2                      5,000,000       4,998,701
 ---------------------------------------------------------------
 RACERS, Series 2002-31-C,
 1.42%, 9/3/03 1,4                    3,500,000       3,495,310
 ---------------------------------------------------------------
 RACERS, Series 2002-36-C,
 1.42%, 10/1/03 1,4                   3,000,000       2,995,770
                                                  --------------
                                                     55,634,314
                                                  --------------
 Total Short-Term Notes (Cost $274,454,857)         274,454,857

                                      PRINCIPAL           VALUE
                                         AMOUNT      SEE NOTE 1
 ---------------------------------------------------------------
 U.S. Government Agencies--6.9%
 Federal Home Loan Bank:
 1.58%, 12/9/03                     $ 5,000,000    $  5,000,000
 1.60%, 12/16/03                      5,000,000       5,000,000
 ---------------------------------------------------------------
 Federal National Mortgage Assn.,
 1.67%, 1/23/03                       3,000,000       2,996,938
 ---------------------------------------------------------------
 FNMA Master Credit Facility:
 1.72%, 1/2/03                        5,180,200       5,179,953
 2%, 4/1/03                           8,000,000       7,960,000
                                                  --------------
 Total U.S. Government Agencies
 (Cost $26,136,891)                                  26,136,891

---------------------------------------------------------------
 Total Investments, at Value
 (Cost $377,441,146)                       99.3%    377,441,146

---------------------------------------------------------------
 Other Assets Net of Liabilities            0.7       2,528,294
                                    ----------------------------
 Net Assets                               100.0%  $ 379,969,440
                                    ============================

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Represents the current interest rate for a variable or increasing rate security.
2. Security issued in an exempt transaction without registration under the
Securities Act of 1933. Such securities amount to $140,983,255, or 37.10% of the
Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
3. Identifies issues considered to be illiquid or restricted--See Note 4 of
Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $11,491,080 or 3.02% of the Fund's net assets as of December 31, 2002.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

 Assets

 Investments, at value (cost $377,441,146)--see accompanying
statement             $377,441,146

-----------------------------------------------------------------------------------------------

Cash
238,051

-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest
sold                                                   3,997,554
 Interest
                             303,857

Other
384

-------------
 Total assets
                                                          381,980,992

-----------------------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Shares of beneficial interest redeemed
                                            1,838,522

Dividends
111,868
 Shareholder
reports
15,779
 Transfer and shareholder servicing agent
fees                                              433
 Trustees'
compensation
343
 Other
               44,607

-------------
 Total
liabilities
2,011,552

-----------------------------------------------------------------------------------------------
 Net
Assets
$379,969,440

                    =============

-----------------------------------------------------------------------------------------------
 Composition of Net Assets
 Par value of shares of beneficial
interest                                        $    379,942

-----------------------------------------------------------------------------------------------
 Additional paid-in
capital                                                         379,589,498

                   -------------
 Net Assets--applicable to 379,941,670 shares of beneficial interest
outstanding   $379,969,440

=============

-----------------------------------------------------------------------------------------------
 Net Asset Value, Redemption Price Per Share and Offering Price Per
Share                 $1.00

 See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

 -----------------------------------------------------------------------------
 Investment Income
 Interest                                                          $7,441,721

 -----------------------------------------------------------------------------
 Expenses
 Management fees                                                    1,738,866
 -----------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                         10,431
 -----------------------------------------------------------------------------
 Custodian fees and expenses                                            8,249
 -----------------------------------------------------------------------------
 Trustees' compensation                                                 5,644
 -----------------------------------------------------------------------------
 Other                                                                 37,070
                                                                   -----------
 Total expenses                                                     1,800,260
 Less reduction to custodian expenses                                  (3,704)
                                                                   -----------
 Net expenses                                                       1,796,556

 -----------------------------------------------------------------------------
 Net Investment Income                                              5,645,165

 -----------------------------------------------------------------------------
 Net Realized Gain on Investments                                       6,284

 -----------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations              $5,651,449
                                                                   ===========

 See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December
31,
2002            2001

----------------------------------------------------------------------------------------------------------------
 Operations

 Net investment
income                                                              $
5,645,165    $ 10,350,301

----------------------------------------------------------------------------------------------------------------
 Net realized
gain
6,284          35,731

-----------------------------
 Net increase in net assets resulting from
operations                                  5,651,449      10,386,032

----------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment
income                                                 (5,603,150)
(10,350,301)

----------------------------------------------------------------------------------------------------------------
 Dividends from net realized
gain
(42,015)             --

----------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase in net assets resulting from beneficial interest
transactions            9,734,246     154,422,163

----------------------------------------------------------------------------------------------------------------
 Net Assets
 Total
increase
9,740,530     154,457,894

----------------------------------------------------------------------------------------------------------------
 Beginning of
period
370,228,910     215,771,016

-----------------------------
 End of period
                                    $379,969,440    $370,228,910

=============================

 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Year Ended December 31                                   2002
2001          2000          1999          1998

-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                     $1.00
$1.00         $1.00         $1.00         $1.00

-------------------------------------------------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain                    .01
..04           .06           .05           .05
 Dividends from net investment income                      (.01)
(.04)         (.06)         (.05)         (.05)
 Dividends from net realized gain                            -- 4
--            --            --            --

----------------------------------------------------------------
 Net asset value, end of period                           $1.00
$1.00         $1.00         $1.00         $1.00

================================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return 1                                            1.47%
3.85%         6.26%         4.96%         5.25%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $379,969
$370,229      $215,771      $201,066      $151,799

-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $386,457
$288,106      $204,586      $166,727      $137,633

-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                     1.46%
3.59%         5.98%         4.87%         5.12%
 Expenses                                                  0.47%
0.52%         0.51%         0.48%         0.50% 3

 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
 4. Less than $0.005 per share.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
 -------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Money Fund/VA (the Fund) is a separate series of Oppenheimer
 Variable Account Funds (the Trust), an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income from investments in money market securities consistent with low capital risk and the maintenance of liquidity. The Trust's investment advisor is OppenheimerFunds, Inc. (the
 Manager).
    The following is a summary of significant accounting policies consistently followed by the Fund.
 -------------------------------------------------------------------------------
 Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
 -------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
 Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
 -------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
 -------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
 -------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase in paid-in capital of $27,791, a decrease in undistributed net investment income of $42,015, and a decrease in accumulated net realized loss on investments of $14,224. Net assets of the Fund were unaffected by the reclassifications.
 -------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
 -------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                           Year Ended December
31, 2002       Year Ended December 31, 2001

Shares            Amount           Shares            Amount

---------------------------------------------------------------------------------------------------------------------------

 Sold                                                   1,008,410,332   $
1,008,410,332    1,020,448,982    $1,020,448,982
 Dividends and/or distributions reinvested                  5,645,165
5,645,165       10,350,301        10,350,301
 Redeemed                                              (1,004,321,251)
(1,004,321,251)    (876,377,120)     (876,377,120)

---------------------------------------------------------------------
 Net increase                                               9,734,246   $
9,734,246      154,422,163    $  154,422,163

 3. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of average annual net assets in excess of $1.5 billion.
 -------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $27.50 per account fee.
    Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
 $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
 -------------------------------------------------------------------------------
 4. Illiquid Securities
 As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
 December 31, 2002 was $18,000,000, which represents 4.74% of the Fund's net assets.

OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Multiple Strategies
Fund/VA:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Multiple Strategies Fund/VA which is a series of Oppenheimer
Variable Account Funds, including the statement of investments, as of December
31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Multiple Strategies Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

OPPENHEIMER MULTIPLE STRATEGIES FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2002

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Common Stocks--53.5%
--------------------------------------------------------------------------------
 Consumer Discretionary--10.6%
--------------------------------------------------------------------------------
 Auto Components--0.6%
 Borg-Warner Automotive, Inc. 1                        20,000       $ 1,008,400
--------------------------------------------------------------------------------
 Delphi Corp.                                         221,100         1,779,855
                                                                    ------------
                                                                      2,788,255

--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--0.9%
 Brinker International, Inc. 3                         70,000         2,257,500
--------------------------------------------------------------------------------
 McDonald's Corp.                                      68,200         1,096,656
--------------------------------------------------------------------------------
 MGM Mirage, Inc. 1,3                                  30,000           989,100
                                                                    ------------
                                                                      4,343,256

--------------------------------------------------------------------------------
 Household Durables--0.9%
 Matsushita Electric Industrial Co. Ltd.,
 Sponsored ADR                                         82,000           787,200
--------------------------------------------------------------------------------
 Nintendo Co. Ltd.                                     10,000           934,524
--------------------------------------------------------------------------------
 Sony Corp.                                            13,000           543,356
--------------------------------------------------------------------------------
 Sony Corp., Sponsored ADR                             10,000           413,100
--------------------------------------------------------------------------------
 Toll Brothers, Inc. 3                                 60,000         1,212,000
                                                                    ------------
                                                                      3,890,180

--------------------------------------------------------------------------------
 Leisure Equipment & Products--1.5%
 Callaway Golf Co.                                    120,000         1,590,000
--------------------------------------------------------------------------------
 Hasbro, Inc.                                          90,000         1,039,500
--------------------------------------------------------------------------------
 Mattel, Inc.                                         138,000         2,642,705
--------------------------------------------------------------------------------
 Shimano, Inc.                                        100,000         1,516,811
                                                                    ------------
                                                                      6,789,016

--------------------------------------------------------------------------------
 Media--4.6%
 Comcast Corp., Cl. A 3                               117,000         2,757,690
--------------------------------------------------------------------------------
 Cox Radio, Inc., Cl. A 1,3                            48,300         1,101,723
--------------------------------------------------------------------------------
 EchoStar Communications
 Corp., Cl. A 1, 3                                    115,000         2,559,900
--------------------------------------------------------------------------------
 News Corp. Ltd. (The), Sponsored
 ADR, Preference                                       56,000         1,268,400
--------------------------------------------------------------------------------
 Omnicom Group, Inc. 1                                 45,700         2,952,220
--------------------------------------------------------------------------------
 Reed Elsevier plc                                    144,000         1,233,312
--------------------------------------------------------------------------------
 SCMP Group Ltd.                                    1,608,000           670,137
--------------------------------------------------------------------------------
 SES Global, FDR                                       80,000           537,293
--------------------------------------------------------------------------------
 Viacom, Inc., Cl. B 1,3                              200,000         8,152,000
                                                                    ------------
                                                                     21,232,675

--------------------------------------------------------------------------------
 Multiline Retail--0.6%
 Sears Roebuck & Co.                                  111,000         2,658,450
--------------------------------------------------------------------------------
 Specialty Retail--1.0%
 Borders Group, Inc. 3                                 70,000         1,127,000
--------------------------------------------------------------------------------
 Children's Place Retail Stores, Inc. 3                37,000           393,680
--------------------------------------------------------------------------------
 Gap, Inc. (The) 1                                    144,000         2,234,880
--------------------------------------------------------------------------------
 Talbots, Inc. (The)                                   29,000           798,370
                                                                    ------------
                                                                      4,553,930

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Textiles & Apparel--0.5%
 Compagnie Financiere Richemont
 AG, A Units 3                                         48,150       $   898,438
--------------------------------------------------------------------------------
 Nike, Inc., Cl. B 1                                   36,000         1,600,920
                                                                    ------------
                                                                      2,499,358

--------------------------------------------------------------------------------
 Consumer Staples--3.6%
--------------------------------------------------------------------------------
 Food & Drug Retailing--0.6%
 Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar,
 Sponsored ADR                                         14,000           214,200
--------------------------------------------------------------------------------
 Safeway, Inc. 3                                      110,000         2,569,600
                                                                    ------------
                                                                      2,783,800

--------------------------------------------------------------------------------
 Food Products--1.4%
 ConAgra Foods, Inc.                                   58,000         1,450,580
--------------------------------------------------------------------------------
 Sara Lee Corp.                                        60,000         1,350,600
--------------------------------------------------------------------------------
 Tyson Foods, Inc., Cl. A                             155,000         1,739,100
--------------------------------------------------------------------------------
 Unilever NV, NY Shares                                30,000         1,851,300
                                                                    ------------
                                                                      6,391,580

--------------------------------------------------------------------------------
 Personal Products--0.9%
 Estee Lauder Cos., Inc. (The), Cl. A                  58,000         1,531,200
--------------------------------------------------------------------------------
 Wella AG                                              47,500         2,878,635
                                                                    ------------
                                                                      4,409,835

--------------------------------------------------------------------------------
 Tobacco--0.7%
 Philip Morris Cos., Inc. 1                            78,000         3,161,340
--------------------------------------------------------------------------------
 Energy--4.5%
--------------------------------------------------------------------------------
 Energy Equipment & Services--1.2%
 Cooper Cameron Corp. 1,3                               9,000           448,380
--------------------------------------------------------------------------------
 Core Laboratories NV 3                                73,000           828,550
--------------------------------------------------------------------------------
 GlobalSantaFe Corp. 1                                 78,000         1,896,960
--------------------------------------------------------------------------------
 Noble Corp. 1,3                                       66,000         2,319,900
--------------------------------------------------------------------------------
 Petroleum Geo-Services ASA,
 Sponsored ADR 3                                      140,000            56,000
                                                                    ------------
                                                                      5,549,790

--------------------------------------------------------------------------------
 Oil & Gas--3.3%
 BP plc, ADR                                           20,800           845,520
--------------------------------------------------------------------------------
 ChevronTexaco Corp.                                   13,000           864,240
--------------------------------------------------------------------------------
 Devon Energy Corp. 1                                  50,000         2,295,000
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                     17,000           593,980
--------------------------------------------------------------------------------
 Houston Exploration Co. 3                             18,300           559,980
--------------------------------------------------------------------------------
 Ocean Energy, Inc.                                    40,000           798,800
--------------------------------------------------------------------------------
 Perez Companc SA, Sponsored ADR 3                     14,880            93,446
--------------------------------------------------------------------------------
 Petroleo Brasileiro SA, Preference                    33,300           436,475
--------------------------------------------------------------------------------
 Talisman Energy, Inc.                                 64,000         2,303,076
--------------------------------------------------------------------------------
 TotalFinaElf SA, B Shares                              1,700           242,800
--------------------------------------------------------------------------------
 TotalFinaElf SA, Sponsored ADR                        17,100         1,222,650

STATEMENT OF INVESTMENTS  Continued

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Oil & Gas Continued
 Unocal Corp.                                         130,000       $ 3,975,400
--------------------------------------------------------------------------------
 Westport Resources Corp. 3                            50,000         1,040,000
                                                                    ------------
                                                                     15,271,367

--------------------------------------------------------------------------------
 Financials--8.4%
--------------------------------------------------------------------------------
 Banks--3.4%
 AmSouth Bancorp                                       50,400           967,680
--------------------------------------------------------------------------------
 Bank of America Corp. 1                               75,000         5,217,750
--------------------------------------------------------------------------------
 Bank of New York Co., Inc. (The) 1                    71,000         1,701,160
--------------------------------------------------------------------------------
 BBVA Banco Frances SA, ADR 3                          15,833            46,232
--------------------------------------------------------------------------------
 U.S. Bancorp                                          93,000         1,973,460
--------------------------------------------------------------------------------
 UBS AG 3                                              25,050         1,217,444
--------------------------------------------------------------------------------
 UniCredito Italiano SpA                              414,000         1,655,261
--------------------------------------------------------------------------------
 Washington Mutual, Inc.                               80,000         2,762,400
                                                                    ------------
                                                                     15,541,387

--------------------------------------------------------------------------------
 Diversified Financials--1.9%
 CIT Group, Inc.                                      105,000         2,058,000
--------------------------------------------------------------------------------
 ICICI Bank Ltd., Sponsored ADR                        44,375           288,438
--------------------------------------------------------------------------------
 J.P. Morgan Chase & Co. 1                            225,400         5,409,600
--------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc. 1                           31,800         1,206,810
                                                                    ------------
                                                                      8,962,848

--------------------------------------------------------------------------------
 Insurance--0.9%
 American International Group, Inc. 1                  32,000         1,851,200
--------------------------------------------------------------------------------
 Hartford Financial Services
 Group, Inc. 1                                         47,600         2,162,468
                                                                    ------------
                                                                      4,013,668

--------------------------------------------------------------------------------
 Real Estate--2.2%
 Camden Property Trust                                 28,000           924,000
--------------------------------------------------------------------------------
 CarrAmerica Realty Corp.                              33,000           826,650
--------------------------------------------------------------------------------
 Developers Diversified Realty Corp.                  100,000         2,199,000
--------------------------------------------------------------------------------
 Equity Office Properties Trust                        46,000         1,149,080
--------------------------------------------------------------------------------
 Health Care Property Investors, Inc.                  32,000         1,225,600
--------------------------------------------------------------------------------
 Host Marriott Corp. 3                                276,000         2,442,600
--------------------------------------------------------------------------------
 IRSA Inversiones y Representaciones
 SA, Sponsored GDR 3                                   16,553            84,420
--------------------------------------------------------------------------------
 Shurgard Storage Centers, Inc.                        44,000         1,378,960
                                                                    ------------
                                                                     10,230,310

--------------------------------------------------------------------------------
 Health Care--8.7%
--------------------------------------------------------------------------------
 Biotechnology--0.8%
 Affymetrix, Inc. 1,3                                  38,000           869,820
--------------------------------------------------------------------------------
 Human Genome Sciences, Inc. 3                         63,000           555,030
--------------------------------------------------------------------------------
 Millennium Pharmaceuticals, Inc. 1,3                  35,000           277,900
--------------------------------------------------------------------------------
 Wyeth                                                 50,000         1,870,000
                                                                    ------------
                                                                      3,572,750

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--0.8%
 Beckman Coulter, Inc.                                 59,000       $ 1,741,680
--------------------------------------------------------------------------------
 Guidant Corp. 1,3                                     63,000         1,943,550
--------------------------------------------------------------------------------
 Sun Healthcare Group, Inc. 3                             496               689
                                                                    ------------
                                                                      3,685,919

--------------------------------------------------------------------------------
 Health Care Providers & Services--1.6%
 Anthem, Inc. 1,3                                      17,400         1,094,460
--------------------------------------------------------------------------------
 Covance, Inc. 1,3                                     88,000         2,163,920
--------------------------------------------------------------------------------
 Healthsouth Corp. 3                                  130,000           546,000
--------------------------------------------------------------------------------
 Humana, Inc. 3                                       170,000         1,700,000
--------------------------------------------------------------------------------
 Quintiles Transnational Corp. 3                       60,000           726,000
--------------------------------------------------------------------------------
 Service Corp. International 3                        304,000         1,009,280
                                                                    ------------
                                                                      7,239,660

--------------------------------------------------------------------------------
 Pharmaceuticals--5.5%
 Abbott Laboratories 1                                105,000         4,200,000
--------------------------------------------------------------------------------
 AstraZeneca plc                                       41,800         1,467,963
--------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                              74,800         1,731,620
--------------------------------------------------------------------------------
 Eli Lilly & Co.                                       16,500         1,047,750
--------------------------------------------------------------------------------
 GlaxoSmithKline plc, ADR                              71,000         2,659,660
--------------------------------------------------------------------------------
 Johnson & Johnson 1                                   88,000         4,726,480
--------------------------------------------------------------------------------
 Novartis AG                                           91,000         3,320,279
--------------------------------------------------------------------------------
 Pharmacia Corp.                                       37,000         1,546,600
--------------------------------------------------------------------------------
 Pliva d.d., GDR 2                                     20,000           284,000
--------------------------------------------------------------------------------
 Schering-Plough Corp.                                120,000         2,664,000
--------------------------------------------------------------------------------
 Watson Pharmaceuticals, Inc. 1,3                      70,000         1,978,900
                                                                    ------------
                                                                     25,627,252

--------------------------------------------------------------------------------
 Industrials--3.0%
--------------------------------------------------------------------------------
 Aerospace & Defense--0.5%
 Boeing Co.                                            45,000         1,484,550
--------------------------------------------------------------------------------
 Northrop Grumman Corp. 1                              10,000           970,000
--------------------------------------------------------------------------------
 Orbital Sciences Corp. 3                               1,476             6,229
                                                                    ------------
                                                                      2,460,779

--------------------------------------------------------------------------------
 Air Freight & Couriers--0.3%
 United Parcel Service, Inc., Cl. B                    21,000         1,324,680
--------------------------------------------------------------------------------
 Airlines--0.3%
 Delta Air Lines, Inc. 1                               42,000           508,200
--------------------------------------------------------------------------------
 Singapore Airlines Ltd.                              116,000           682,156
                                                                    ------------
                                                                      1,190,356

--------------------------------------------------------------------------------
 Commercial Services & Supplies--0.3%
 Pittston Brink's Group                                82,000         1,515,360
--------------------------------------------------------------------------------
 Construction & Engineering--0.2%
 Insituform Technologies, Inc., Cl. A 3                64,000         1,091,200
--------------------------------------------------------------------------------
 Electrical Equipment--0.0%
 Active Power, Inc. 3                                 137,000           243,860

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
 Industrial Conglomerates--0.3%
 Tyco International Ltd. 1                              76,000      $ 1,298,080
--------------------------------------------------------------------------------
 Machinery--0.5%
 Komatsu Ltd.                                          196,000          639,185
--------------------------------------------------------------------------------
 Morgan Crucible Co. plc 3                             321,800          269,394
--------------------------------------------------------------------------------
 SureBeam Corp., Cl. A 3                               120,000          484,800
--------------------------------------------------------------------------------
 Wolverine Tube, Inc. 3                                122,400          698,904
                                                                    ------------
                                                                      2,092,283

--------------------------------------------------------------------------------
 Road & Rail--0.6%
 Canadian National Railway Co.                          22,000          914,320
--------------------------------------------------------------------------------
 Swift Transportation Co., Inc. 3                       90,000        1,801,620
                                                                    ------------
                                                                      2,715,940

--------------------------------------------------------------------------------
 Information Technology--8.3%
--------------------------------------------------------------------------------
 Communications Equipment--0.6%
 Brocade Communications
 Systems, Inc.                                          65,000          269,100
--------------------------------------------------------------------------------
 Cisco Systems, Inc. 1,3                               100,000        1,310,000
--------------------------------------------------------------------------------
 Juniper Networks, Inc. 1,3                             40,000          272,000
--------------------------------------------------------------------------------
 Motorola, Inc. 1                                      106,000          916,900
                                                                    ------------
                                                                      2,768,000

--------------------------------------------------------------------------------
 Computers & Peripherals--2.3%
 EMC Corp. 3                                           103,000          632,420
--------------------------------------------------------------------------------
 International Business
 Machines Corp. 1                                      128,000        9,920,000
                                                                    ------------
                                                                     10,552,420

--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--1.1%
 Cognex Corp. 3                                         54,000          995,220
--------------------------------------------------------------------------------
 Keyence Corp.                                           8,360        1,454,740
--------------------------------------------------------------------------------
 Millipore Corp. 1                                      32,000        1,088,000
--------------------------------------------------------------------------------
 Waters Corp. 1,3                                       62,000        1,350,360
                                                                    ------------
                                                                      4,888,320

--------------------------------------------------------------------------------
 Internet Software & Services--0.2%
 Yahoo!, Inc. 1,3                                       52,000          850,200
--------------------------------------------------------------------------------
 IT Consulting & Services--0.2%
 Titan Corp. (The) 1,3                                 110,000        1,144,000
--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--2.4%
 Analog Devices, Inc. 1,3                               50,000        1,193,500
--------------------------------------------------------------------------------
 Applied Materials, Inc. 3                              43,600          568,108
--------------------------------------------------------------------------------
 Applied Micro Circuits Corp. 3                         60,000          221,400
--------------------------------------------------------------------------------
 ASML Holding NV 3                                      91,000          760,760
--------------------------------------------------------------------------------
 Intel Corp. 1                                         198,000        3,082,860
--------------------------------------------------------------------------------
 KLA-Tencor Corp. 1,3                                   47,700        1,687,149
--------------------------------------------------------------------------------
 Lam Research Corp. 1,3                                 43,000          464,400
--------------------------------------------------------------------------------
 STMicroelectronics NV, NY
 Registered Shares 1                                    62,000        1,209,620

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
 Semiconductor Equipment & Products Continued
 Teradyne, Inc. 3                                      103,000      $ 1,340,030
--------------------------------------------------------------------------------
 Texas Instruments, Inc. 1                              45,000          675,450
                                                                    ------------
                                                                     11,203,277

--------------------------------------------------------------------------------
 Software--1.5%
 BEA Systems, Inc. 1,3                                 103,000        1,181,410
--------------------------------------------------------------------------------
 i2 Technologies, Inc. 3                               123,000          141,450
--------------------------------------------------------------------------------
 Peoplesoft, Inc. 3                                     80,000        1,464,000
--------------------------------------------------------------------------------
 Rational Software Corp. 1,3                            70,000          727,300
--------------------------------------------------------------------------------
 Red Hat, Inc. 3                                       111,000          656,010
--------------------------------------------------------------------------------
 Reynolds & Reynolds Co., Cl. A                         43,000        1,095,210
--------------------------------------------------------------------------------
 Synopsys, Inc. 1,3                                     20,500          946,075
--------------------------------------------------------------------------------
 Veritas Software Corp. 3                               31,700          495,154
                                                                    ------------
                                                                      6,706,609

--------------------------------------------------------------------------------
 Materials--4.1%
--------------------------------------------------------------------------------
 Chemicals--2.6%
 Dow Chemical Co. 1                                     30,000          891,000
--------------------------------------------------------------------------------
 Engelhard Corp.                                        95,000        2,123,250
--------------------------------------------------------------------------------
 Ferro Corp.                                            72,000        1,758,960
--------------------------------------------------------------------------------
 Hercules, Inc. 3                                      173,000        1,522,400
--------------------------------------------------------------------------------
 International Flavors &
 Fragrances, Inc. 1                                     64,000        2,246,400
--------------------------------------------------------------------------------
 Monsanto Co.                                           66,032        1,271,116
--------------------------------------------------------------------------------
 Praxair, Inc. 1                                        32,000        1,848,640
--------------------------------------------------------------------------------
 Sterling Chemicals, Inc. 3                                401           14,035
                                                                    ------------
                                                                     11,675,801

--------------------------------------------------------------------------------
 Metals & Mining--0.9%
 Alcoa, Inc.                                            58,000        1,321,240
--------------------------------------------------------------------------------
 Companhia Vale do Rio Doce,
 Sponsored ADR                                          68,800        1,892,000
--------------------------------------------------------------------------------
 GrafTech International Ltd. 3                         170,000        1,013,200
                                                                    ------------
                                                                      4,226,440

--------------------------------------------------------------------------------
 Paper & Forest Products--0.6%
 Georgia-Pacific Corp. 1                               110,000        1,777,600
--------------------------------------------------------------------------------
 UPM-Kymmene Oyj                                        34,000        1,091,796
                                                                    ------------
                                                                      2,869,396

--------------------------------------------------------------------------------
 Telecommunication Services--0.6%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--0.1%
 Tele Norte Leste Participacoes
 SA (Telemar)                                       26,283,402          148,494
--------------------------------------------------------------------------------
 Tele Norte Leste Participacoes
 SA (Telemar), Preference                            3,077,585           23,734
--------------------------------------------------------------------------------
 Telefonica SA, BDR                                     16,262          144,704
--------------------------------------------------------------------------------
 WorldCom, Inc./WorldCom Group 3                       375,000           46,125
                                                                    ------------
                                                                        363,057

STATEMENT OF INVESTMENTS  Continued

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Wireless Telecommunication Services--0.5%
 AT&T Wireless Services, Inc. 1,3                     330,000      $  1,864,500
--------------------------------------------------------------------------------
 Millicom International Cellular SA 3                 170,000           302,600
--------------------------------------------------------------------------------
 Telesp Celular Participacoes SA 3                 49,153,261            52,902
                                                                   -------------
                                                                      2,220,002

--------------------------------------------------------------------------------
 Utilities--1.7%
--------------------------------------------------------------------------------
 Electric Utilities--1.0%
 American Electric Power Co., Inc. 1                   33,000           901,890
--------------------------------------------------------------------------------
 Edison International 1,3                              67,000           793,950
--------------------------------------------------------------------------------
 Northeast Utilities Co.                               86,000         1,304,620
--------------------------------------------------------------------------------
 Progress Energy, Inc.                                 28,000         1,213,800
--------------------------------------------------------------------------------
 Xcel Energy, Inc.                                     56,000           616,000
                                                                   -------------
                                                                      4,830,260

--------------------------------------------------------------------------------
 Gas Utilities--0.3%
 El Paso Corp.                                         50,000           348,000
--------------------------------------------------------------------------------
 NiSource, Inc.                                        55,500         1,110,000
                                                                   -------------
                                                                      1,458,000

--------------------------------------------------------------------------------
 Multi-Utilities--0.4%
 Energy East Corp.                                     65,000         1,435,850
--------------------------------------------------------------------------------
 NorthWestern Corp.                                    58,000           294,640
                                                                   -------------
                                                                      1,730,490
                                                                   -------------
 Total Common Stocks (Cost $243,811,667)                            246,615,436

--------------------------------------------------------------------------------
 Preferred Stocks--0.3%
 Qwest Trends Trust, 5.75% Cv. 2                       43,000           528,470
--------------------------------------------------------------------------------
 Rouse Co. (The), $3.00 Cv., Series B                  23,000         1,058,690
                                                                   -------------
 Total Preferred Stocks (Cost $2,957,015)                             1,587,160

                                                        Units
--------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.0%
 Applera Corp./Applied Biosystems
 Group Wts., Exp. 9/11/03 3,4                             249               996
--------------------------------------------------------------------------------
 Covergent Communications,
 Inc. Wts., Exp. 4/1/08 3,4                             1,000                10
--------------------------------------------------------------------------------
 HF Holdings, Inc. Wts.,
 Exp. 9/27/09 3,4                                       2,593               259
--------------------------------------------------------------------------------
 Mexico Value Rts., Exp. 6/30/03 3,4                4,450,000             1,276
--------------------------------------------------------------------------------
 Sterling Chemicals, Inc. Wts.,
 Exp. 12/31/07 3                                          651                --
--------------------------------------------------------------------------------
 Sun Healthcare Group, Inc. Wts.,
 Exp. 2/28/05 3,4                                       1,241               620
--------------------------------------------------------------------------------
 United Mexican States Bonds,
 Series E Rts., Exp. 6/30/07 3,4                    4,450,000             2,447
--------------------------------------------------------------------------------
 United Mexican States Collateralized
 Fixed Rate Par Bonds:
 Series B, 6.25%, 12/31/19 Rts.,
 Exp. 6/30/04 3,4                                   4,450,000            16,688

                                                                   Market Value
                                                        Units        See Note 1
--------------------------------------------------------------------------------
 Rights, Warrants and Certificates Continued
 United Mexican States Collateralized
 Fixed Rate Par Bonds: Continued
 Series C, 6.25%, 12/31/19 Rts.,
 Exp. 6/30/05 3,4                                   4,450,000      $      2,448
 Series D, 6.25%, 12/31/19 Rts.,
 Exp. 6/30/06 3,4                                   4,450,000             2,448
                                                                   -------------
 Total Rights, Warrants and
 Certificates (Cost $38,888)                                             27,192

                                                    Principal
                                                       Amount
--------------------------------------------------------------------------------
 Mortgage-Backed Obligations--13.6%
 Federal Home Loan Mortgage Corp.,
 Gtd. Mtg. Pass-Through Participation
 Certificates, 7%, 5/1/29                        $  1,854,858         1,952,262
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Home Equity Loan Structured
 Pass-Through Certificates, Series
 HOO2, Cl. A2, 1.861%, 12/15/06                     1,300,000         1,294,008
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 5/1/16                                        13,319,868        13,947,599
 6.50%, 11/1/27-1/25/33                            22,193,786        23,114,311
 7%, 1/25/33                                       16,848,000        17,721,990
--------------------------------------------------------------------------------
 Federal National Mortgage Assn. Nts.:
 5.125%, 2/13/04                                    1,750,000         1,823,783
 7.125%, 1/15/30                                      400,000           495,268
--------------------------------------------------------------------------------
 Government National Mortgage
 Assn., 8%, 4/15/23                                   731,938           800,792
--------------------------------------------------------------------------------
 Washington Mutual Mortgage
 Securities Corp., Collateralized Mtg
 Obligations, Pass-Through
 Certificates, Series 2002-AR19,
 Cl. A-1, 1.771%, 1/25/33                           1,550,000         1,550,000
                                                                   -------------
 Total Mortgage-Backed Obligations
 (Cost $61,251,297)                                                  62,700,013

--------------------------------------------------------------------------------
 U.S. Government Obligations--11.5%
 Federal Home Loan Mortgage Corp.
 Unsec. Nts., 5.50%, 7/15/06                        3,300,000         3,630,505
--------------------------------------------------------------------------------
 Federal National Mortgage Assn
 Unsec. Nts., 7.25%, 1/15/10-5/15/30                6,600,000         8,135,344
--------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 5.375%, 2/15/31                                    1,365,000         1,488,490
 6%, 2/15/26                                          575,000           659,117
 7.50%, 11/15/16                                    1,310,000         1,713,542
 8.875%, 8/15/17                                    2,900,000         4,239,324
 STRIPS, 6.32%, 8/15/25 5                           5,465,000         1,658,944
 STRIPS, 6.54%, 8/15/15 5                           6,035,000         3,349,226
 STRIPS, 7.10%, 11/15/18 5                         13,600,000         6,067,803
 STRIPS, 7.26%, 11/15/18 5                          8,500,000         3,815,930
 STRIPS, 7.31%, 8/15/19 5                          15,300,000         6,496,763

                                                           Principal     Market
Value
                                                              Amount       See
Note 1
--------------------------------------------------------------------------------------
 U.S. Government Obligations Continued

 U.S. Treasury Nts.:
 4%, 11/15/12                                            $ 1,916,000      $
1,943,694
 5%, 8/15/11                                               5,000,000
5,484,380
 6.25%, 2/15/07                                            3,800,000
4,360,948

------------
 Total U.S. Government Obligations
 (Cost $45,272,507)
53,044,010

--------------------------------------------------------------------------------------
 Foreign Government Obligations--0.2%
 Philippines (Republic of) Bonds,
 8.60%, 6/15/27 4 (Cost $1,154,237)                        1,150,000
934,375

--------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes--9.3%
 ABN Amro Bank NV (NY Branch),
 7.125% Sub. Nts., Series B, 10/15/93                        400,000
412,063
--------------------------------------------------------------------------------------
 Albertson's, Inc., 7.45% Unsec
 Debs., 8/1/29                                               380,000
420,963
--------------------------------------------------------------------------------------
 American Cellular Corp., 9.50% Sr. Sub.
 Nts., 10/15/09 7                                            700,000
136,500
--------------------------------------------------------------------------------------
 American International Group, Inc./
 SunAmerica Global Financing VI,
 6.30% Sr. Sec. Nts., 5/10/11 2                            1,000,000
1,104,031
--------------------------------------------------------------------------------------
 Amgen, Inc., 8.125% Unsec
 Debs., 4/1/97                                                91,000
110,878
--------------------------------------------------------------------------------------
 Amtran, Inc., 10.50% Sr. Nts., 8/1/04                       500,000
210,000
--------------------------------------------------------------------------------------
 AT&T Corp., 8.50% Sr. Nts., 11/15/31 8,9                    300,000
331,806
--------------------------------------------------------------------------------------
 AT&T Wireless Services, Inc., 7.50%
 Sr. Unsec. Nts., 5/1/07                                     835,000
860,994
--------------------------------------------------------------------------------------
 Bank of America Corp., 7.80% Jr
 Unsec. Sub. Nts., 2/15/10                                   400,000
476,472
--------------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                     700,000
439,250
--------------------------------------------------------------------------------------
 Boeing Capital Corp., 6.50%
 Nts., 2/15/12                                               750,000
801,040
--------------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.,
 5.75% Nts., 10/1/11 8                                     1,000,000
1,066,691
--------------------------------------------------------------------------------------
 Cambridge Industries, Inc.,
 Liquidating Trust Interests, 7/15/07 7
309,823               --
--------------------------------------------------------------------------------------
 Chancellor Media Corp., 8.75%
 Sr. Unsec. Sub. Nts., Series B, 6/15/07 4                 1,000,000
1,048,750
--------------------------------------------------------------------------------------
 Charter Communications Holdings
 LLC/Charter Communications
 Holdings Capital Corp., 0%/9.92%
 Sr. Unsec. Disc. Nts., 4/1/11 6                             400,000
142,000
--------------------------------------------------------------------------------------
 CIT Group, Inc., 7.75% Sr. Unsec
 Unsub. Nts., 4/2/12                                       1,000,000
1,125,044
--------------------------------------------------------------------------------------
 Citigroup, Inc., 6.875% Unsec
 Nts., 2/15/98                                               450,000
491,307
--------------------------------------------------------------------------------------
 Citizens Communications Co., 9.25%
 Sr. Nts., 5/15/11                                           440,000
524,995
--------------------------------------------------------------------------------------
 Coast Hotels & Casinos, Inc., 9.50%
 Sr. Unsec. Sub. Nts., 4/1/09                                200,000
215,000

                                                           Principal     Market
Value
                                                              Amount       See
Note 1
--------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 Coca-Cola Co. (The), 7.375% Unsec
 Debs., 7/29/93                                          $   360,000      $
426,906
--------------------------------------------------------------------------------------
 Collins & Aikman Floorcoverings, Inc.,
 9.75% Sr. Sub. Nts., Series B, 2/15/10                      200,000
201,000
--------------------------------------------------------------------------------------
 Conoco, Inc., 6.95% Sr. Unsec
 Nts., 4/15/29                                               400,000
454,810
--------------------------------------------------------------------------------------
 Credit Suisse First Boston (USA), Inc.,
 6.125% Nts., 11/15/11                                       740,000
773,427
--------------------------------------------------------------------------------------
 Doman Industries Ltd., 8.75%
 Sr. Nts., 3/15/04 7                                         700,000
91,000
--------------------------------------------------------------------------------------
 Duke Energy Corp., 5.625%
 Nts., 11/30/12                                              330,000
329,955
--------------------------------------------------------------------------------------
 Dynegy Holdings, Inc., 8.75%
 Sr. Nts., 2/15/12                                           250,000
88,750
--------------------------------------------------------------------------------------
 FirstEnergy Corp., 7.375% Sr
 Unsub. Nts., Series C, 11/15/31                             870,000
846,323
--------------------------------------------------------------------------------------
 Fleming Cos., Inc., 10.625% Sr
 Unsec. Sub. Nts., Series D, 7/31/07                         100,000
65,500
--------------------------------------------------------------------------------------
 Ford Motor Co., 7.70%
 Unsec. Debs., 5/15/97                                       400,000
336,372
--------------------------------------------------------------------------------------
 Forest Oil Corp., 10.50%
 Sr. Unsec. Sub. Nts., 1/15/06                               400,000
424,000
--------------------------------------------------------------------------------------
 France Telecom SA:
 8.70% Sr. Unsec. Nts., 3/1/06 9                             365,000
399,958
 9.25% Sr. Unsec. Nts., 3/1/11                               370,000
428,576
--------------------------------------------------------------------------------------
 Funding Corp./Beaver Valley Funding
 Corp., 9% Second Lease Obligation
 Bonds, 6/1/17                                               989,000
1,097,440
--------------------------------------------------------------------------------------
 General Electric Capital Corp.,
 7.25% Nts., Series A, 2/1/05                                400,000
440,502
--------------------------------------------------------------------------------------
 General Motors Acceptance Corp.,
 6.875% Unsec. Unsub. Nts., 8/28/12                        1,500,000
1,481,194
--------------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The),
 7.80% Sr. Unsec. Unsub. Nts.,
 Series B, 1/28/10                                           400,000
466,072
--------------------------------------------------------------------------------------
 Graphic Packaging Corp., 8.625%
 Sub. Nts., 2/15/12                                          200,000
211,500
--------------------------------------------------------------------------------------
 Hornbeck-Leevac Marine
 Services, Inc., 10.625% Sr. Nts., 8/1/08                    250,000
265,000
--------------------------------------------------------------------------------------
 Horseshoe Gaming LLC,
 8.625% Sr. Sub. Nts., 5/15/09                               400,000
427,000
--------------------------------------------------------------------------------------
 Household Finance Corp.,
 7% Nts., 5/15/12                                            715,000
784,492
--------------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co.
 plc, Zero Coupon Sr. Unsec. Disc
 Nts., 13.08%, 12/31/09 5                                    500,000
115,000
--------------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc.,
 9% Sr. Sub. Nts., 3/15/12                                   300,000
313,500
--------------------------------------------------------------------------------------
 ISP Holdings, Inc., 10.625% Sr. Sec
 Nts., 12/15/09                                              250,000
218,750

STATEMENT OF INVESTMENTS  Continued

                                                          Principal    Market
Value
                                                             Amount      See
Note 1
------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes Continued
 IT Group, Inc., 11.25% Sr. Unsec.
 Sub. Nts., Series B, 4/1/09 3,4,7                       $  400,000      $
520
------------------------------------------------------------------------------------
 J.P. Morgan Chase & Co., 6.75%
 Sub. Nts., 2/1/11                                          750,000
816,693
------------------------------------------------------------------------------------
 K. Hovnanian Enterprises, Inc.,
 8.875% Sr. Sub. Nts., 4/1/12                               700,000
672,000
------------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp.:
 10.875% Sr. Nts., Series B, 10/15/06 3,7                   250,000
168,750
 12.75% Sr. Sub. Nts., 2/1/03 3,7                           800,000
64,000
------------------------------------------------------------------------------------
 Kinder Morgan, Inc., 6.50%
 Nts., 9/1/12 2                                             445,000
465,890
------------------------------------------------------------------------------------
 Kroger Co. (The), 6.75% Nts., 4/15/12                      380,000
421,245
------------------------------------------------------------------------------------
 Lamar Media Corp., 9.625%
 Sr. Unsec. Sub. Nts., 12/1/06                              150,000
155,250
------------------------------------------------------------------------------------
 Leap Wireless International, Inc.:
 0%/14.50% Sr. Unsec. Disc. Nts.,
 4/15/10 6,7                                                300,000
28,500
 12.50% Sr. Nts., 4/15/10 4,7                               400,000
58,000
------------------------------------------------------------------------------------
 Lockheed Martin Corp., 8.20%
 Nts., 12/1/09                                              500,000
618,748
------------------------------------------------------------------------------------
 Lyondell Chemical Co.:
 9.625% Sr. Sec. Nts., Series A, 5/1/07                     150,000
144,750
 9.875% Sec. Nts., Series B, 5/1/07                         400,000
386,000
------------------------------------------------------------------------------------
 MBNA America Bank NA,
 6.625% Sub. Nts., 6/15/12                                1,000,000
1,019,670
------------------------------------------------------------------------------------
 MeriStar Hospitality Corp.:
 8.75% Sr. Unsec. Sub. Nts., 8/15/07                        500,000
337,500
 9.125% Sr. Unsec. Nts., 1/15/11                            700,000
612,500
------------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07                     450,000
324,000
------------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority,
 8% Sr. Sub. Nts., 4/1/12                                   400,000
419,000
------------------------------------------------------------------------------------
 NiSource Finance Corp., 7.875% Sr
 Unsec. Nts., 11/15/10                                      630,000
693,413
------------------------------------------------------------------------------------
 Omnipoint Corp., 11.50% Sr. Nts.,
 9/15/09 2                                                  250,000
266,250
------------------------------------------------------------------------------------
 Orbcomm Global LP (Escrow),
 8/15/04 3,7
200,000              --
------------------------------------------------------------------------------------
 Pathmark Stores, Inc., 8.75%
 Sr. Sub. Nts., 2/1/12                                      300,000
277,500
------------------------------------------------------------------------------------
 Penn National Gaming, Inc.,
 8.875% Sr. Sub. Nts., 3/15/10                              500,000
515,000
------------------------------------------------------------------------------------
 Petco Animal Supplies, Inc.,
 10.75% Sr. Sub. Nts., 11/1/11                              250,000
276,563
------------------------------------------------------------------------------------
 Premier Parks, Inc., 9.75% Sr
 Nts., 6/15/07                                              500,000
487,500
------------------------------------------------------------------------------------
 R&B Falcon Corp., 9.50%
 Sr. Unsec. Nts., 12/15/08                                  500,000
626,342
------------------------------------------------------------------------------------
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                            500,000
520,000
 10.875% Sr. Sub. Nts., 4/1/08                              250,000
252,500

                                                          Principal    Market
Value
                                                             Amount      See
Note 1
------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 Rural Cellular Corp., 9.625% Sr. Sub.
 Nts., Series B, 5/15/08                                 $  750,000      $
453,750
------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc.,
 8.75% Sr. Sub. Nts., 12/15/07                              900,000
941,625
------------------------------------------------------------------------------------
 Sprint Capital Corp., 8.75%
 Nts., 3/15/32                                              460,000
438,331
------------------------------------------------------------------------------------
 Standard Pacific Corp., 9.25%
 Sr. Sub. Nts., 4/15/12                                     200,000
194,000
------------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 10% Sr. Sec. Nts., 12/19/07                                207,000
134,550
 11.25% Sr. Sub. Nts., 8/15/06 3,7
335,000              --
------------------------------------------------------------------------------------
 Sun International Hotels Ltd.,
 8.875% Sr. Unsec. Sub. Nts., 8/15/11                       400,000
410,000
------------------------------------------------------------------------------------
 TCI Communications, Inc.,
 9.80% Sr. Unsec. Debs., 2/1/12                           1,090,000
1,312,262
------------------------------------------------------------------------------------
 Terex Corp., 9.25% Sr. Unsec. Sub.
 Nts., 7/15/11                                              250,000
229,063
------------------------------------------------------------------------------------
 Time Warner Entertainment Co.
 LP, 10.15% Sr. Nts., 5/1/12                                500,000
632,187
------------------------------------------------------------------------------------
 Time Warner, Inc., 9.125%
 Debs., 1/15/13                                             500,000
587,640
------------------------------------------------------------------------------------
 Tritel PCS, Inc., 10.375% Sr. Sub.
 Nts., 1/15/11                                              262,000
281,650
------------------------------------------------------------------------------------
 Triton PCS, Inc., 8.75% Sr. Unsec. Sub.
 Nts., 11/15/11                                             400,000
326,000
------------------------------------------------------------------------------------
 Tyco International Group SA, 6.375%
 Nts., 10/15/11                                             750,000
702,627
------------------------------------------------------------------------------------
 Union Carbide Corp., 6.25% Nts.,
 6/15/03                                                    490,000
494,808
------------------------------------------------------------------------------------
 United Pan-Europe Communications
 NV, 10.875% Sr. Unsec. Nts.,
 Series B, 8/1/09 3,7                                       400,000
32,000
------------------------------------------------------------------------------------
 United States Steel LLC, 10.75%
 Sr. Nts., 8/1/08                                           600,000
594,000
------------------------------------------------------------------------------------
 Viacom, Inc., 7.70% Sr. Unsec
 Nts., 7/30/10                                              750,000
892,348
------------------------------------------------------------------------------------
 Vodafone Group plc, 7.75%
 Unsec. Unsub. Nts., 2/15/10                                400,000
472,548
------------------------------------------------------------------------------------
 Walt Disney Co. (The), 6.375%
 Sr. Unsec. Nts., 3/1/12                                  1,000,000
1,095,689
------------------------------------------------------------------------------------
 Waste Management, Inc., 7%
 Sr. Nts., 7/15/28                                          650,000
645,017
------------------------------------------------------------------------------------
 Williams Scotsman, Inc., 9.875%
 Sr. Unsec. Nts., 6/1/07                                    100,000
93,000
------------------------------------------------------------------------------------
 Wolverine Tube, Inc., 10.50%
 Sr. Nts., 4/1/09                                           500,000
512,500
------------------------------------------------------------------------------------
 WorldCom, Inc., 6.95% Sr. Unsec
 Nts., 8/15/28 7                                            900,000
216,000

                                                      Principal    Market Value
                                                         Amount      See Note 1
--------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 XO Communications, Inc., 0%/12.25%
 Sr. Unsec. Disc. Nts., 6/1/09 3,4,6,7              $   350,000    $      2,187
                                                                     -----------
 Total Non-Convertible Corporate
 Bonds and Notes (Cost $45,771,097)                                  42,926,677

--------------------------------------------------------------------------------
 Convertible Corporate Bonds and Notes--0.1%
 Gilat Satellite Networks Ltd.,
 4.25% Cv. Unsec. Sub. Nts., 3/15/05 4,7
 (Cost $1,161,826)                                    1,500,000         270,000

--------------------------------------------------------------------------------
 Structured Notes--1.5%
 JPMorgan Chase Bank, High Yield
 Index Credit-Linked Trust Nts.,
 8.75%, 11/15/07                                      3,580,000       3,606,850
--------------------------------------------------------------------------------
 UBS AG, High Grade Credit-Linked
 Nts., 3.065%, 12/10/04 9                             3,550,000       3,546,450
                                                                     -----------
 Total Structured Notes (Cost $7,042,564)                             7,153,300

                                                      Principal    Market Value
                                                         Amount      See Note 1
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--18.3% 10
 Undivided interest of 12.14% in joint repurchase
 agreement (Market Value $694,610,000) with
 Banc One Capital Markets, Inc., 1.07%, dated
 12/31/02, to be repurchased at $84,339,013
 on 1/2/03, collateralized by U.S. Treasury
 Nts., 3%--6.50%, 2/15/03--2/15/12, with a
 value of $311,989,144 and U.S. Treasury
 Bonds, 1.75%--9.375%, 4/30/04--2/15/23,
 with a value of $397,082,690
 (Cost $84,334,000)                                 $84,334,000    $ 84,334,000

--------------------------------------------------------------------------------
 Total Investments, at Value
 (Cost $492,795,098)                                      108.3%    499,592,163
--------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                     (8.3)    (38,437,578)
                                                    ----------------------------
 Net Assets                                               100.0%   $461,154,585
                                                    ============================

STATEMENT OF INVESTMENTS  Continued

Footnotes to Statement of Investments
1. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                                   Contracts
Expiration          Exercise       Premium        Market Value
                                             Subject to Call
Dates             Price      Received          See Note 1
----------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc.                            720
1/20/04           $ 12.50   $     69,838       $     18,000
 Abbott Laboratories                                     200
1/19/04             60.00         17,800                 --
 Affymetrix, Inc.                                        120
5/19/03             35.00         20,329              7,200
 American Electric Power Co., Inc.                       330
2/24/03             25.00         91,409            102,300
 American International Group, Inc.                       60
1/20/04             90.00         11,820              3,600
 American International Group, Inc.                       60
5/19/03             75.00         17,520              2,400
 Analog Devices, Inc.                                    150
1/20/04             55.00         24,750              6,750
 Anthem, Inc.                                             74
3/24/03             65.00         74,517             22,200
 Bank of America Corp.                                    84
5/19/03             80.00         14,448              9,240
 Bank of New York Co., Inc. (The)                         66
1/20/04             40.00          7,722                660
 BEA Systems, Inc.                                       300
1/20/04             25.00         26,700             18,000
 Borg-Warner Automotive, Inc.                             44
4/21/03             55.00          9,328              9,900
 Cisco Systems, Inc.                                     200
1/20/04             25.00         15,800              8,000
 Cooper Cameron Corp.                                     90
5/19/03             50.00         48,659             45,900
 Covance, Inc.                                           440
5/19/03             25.00         82,279             99,000
 Covance, Inc.                                           440
5/19/03             22.50         53,679            167,200
 Cox Radio, Inc., Cl. A                                   11
5/19/03             30.00          1,507                605
 Delta Air Lines, Inc.                                    22
1/20/04             30.00          2,134                990
 Devon Energy Corp.                                      100
4/21/03             55.00         34,699              8,000
 Dow Chemical Co.                                        150
1/20/04             35.00         29,485             30,000
 EchoStar Communications Corp., Cl. A                    220
1/20/04             35.00         27,528             27,500
 Edison International                                    255
1/20/04             15.00         33,772             39,525
 Edison International                                     85
7/21/03             15.00          8,355              5,100
 Gap, Inc. (The)                                         450
1/20/04             20.00         43,424             74,250
 Georgia-Pacific Corp.                                   110
4/21/03             17.50         15,070             14,300
 GlobalSantaFe Corp.                                     230
4/21/03             30.00         32,660              9,200
 Guidant Corp.                                           180
1/20/04             50.00         15,523              9,000
 Hartford Financial Services Group, Inc.                 150
3/24/03             55.00         23,550              3,750
 Intel Corp.                                             360
1/20/04             30.00         33,839             19,800
 International Business Machines Corp.                   128
1/20/04            130.00         20,096             10,880
 International Business Machines Corp.                   128
4/21/03             90.00         17,536             26,880
 International Flavors & Fragrances, Inc.                200
5/19/03             40.00         23,508             10,000
 J.P. Morgan Chase & Co.                                 440
1/20/04             35.00         44,879             33,000
 Johnson & Johnson                                       120
1/20/04             75.00         16,440              7,800
 Juniper Networks, Inc.                                  120
1/20/04             20.00         12,541              4,800
 KLA-Tencor Corp.                                        150
1/20/04             50.00         56,549             60,000
 Lam Research Corp.                                       73
1/20/04             25.00          7,811              4,015
 MGM Mirage, Inc.                                         90
3/24/03             40.00         15,986              2,250
 Merrill Lynch & Co., Inc.                               223
1/20/04             60.00         39,470             13,380
 Merrill Lynch & Co., Inc.                                95
4/21/03             45.00         12,065              9,500
 Millennium Pharmaceuticals, Inc.                        350
1/20/04             25.00         33,949             14,000
 Millipore Corp.                                         100
4/21/03             40.00         17,580              8,000
 Motorola, Inc.                                          420
1/20/04             15.00         51,239             18,900
 Nike, Inc., Cl. B                                       115
1/20/04             60.00         29,555             17,825
 Noble Corp.                                             126
1/21/03             50.00         27,342                 --
 Northrop Grumman Corp.                                   50
1/20/04            135.00         18,850             13,250
 Omnicom Group, Inc.                                     107
4/21/03             75.00         52,108             23,540
 Omnicom Group, Inc.                                     100
4/21/03             90.00         14,700              2,000
 Philip Morris Cos., Inc.                                155
3/24/03             47.50         16,974              3,875
 Philip Morris Cos., Inc.                                155
1/20/04             40.00         77,034             68,200
 Praxair, Inc.                                            64
7/21/03             65.00         19,093             15,680
 Rational Software Corp.                                 350
1/20/04             20.00         43,032                 --
 STMicroelectronics NV, NY Registered Shares             180
1/20/04             40.00         31,860              9,000
 Synopsys, Inc.                                          105
6/23/03             55.00         59,548             29,400
 Texas Instruments, Inc.                                 450
1/20/04             30.00         60,524             18,000
 Titan Corp. (The)                                       360
4/21/03             15.00         48,120             12,600
 Tyco International Ltd.                                 420
1/20/04             25.00         74,339             60,900
 Viacom, Inc., Cl. B                                     300
1/20/04             60.00         84,821             36,000
 Waters Corp.                                            175
5/19/03             35.00         23,100                 --
 Watson Pharmaceuticals, Inc.                            320
5/19/03             30.00         45,439             64,000
 Yahoo!, Inc.                                            270
1/20/04             30.00         49,774             29,700
 Yahoo!, Inc.                                            250
4/21/03             20.00         29,245             25,000

-------------------------------

$  2,063,251       $  1,414,745

===============================

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $2,648,641 or 0.57% of the Fund's net assets as of December 31, 2002.
3. Non-income producing security.
4. Identifies issues considered to be illiquid--See Note 8 of Notes to Financial
Statements.
5. Zero coupon bond reflects effective yield on the date of purchase.
6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
7. Issuer is in default.
8. Securities with an aggregate market value of $1,232,594 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
9. Represents the current interest rate for a variable or increasing rate security.
10. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

 Assets

 Investments, at value (including $84,334,000 in repurchase agreements) (cost
$492,795,098)
  --see accompanying
statement
$499,592,163
---------------------------------------------------------------------------------------------------------------------

Cash
689,631
---------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and
dividends
1,225,126
 Shares of beneficial interest sold
                                                 1,049,437
 Daily variation on futures
contracts
174,203
 Other
                               6,182

--------------
 Total
assets
    502,736,742

---------------------------------------------------------------------------------------------------------------------
 Liabilities
 Options written, at value (premiums received $2,063,251)--see accompanying
statement                      1,414,745
---------------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $39,116,427 purchased on a when-issued
basis)                           39,932,503
 Shares of beneficial interest
redeemed
204,747
 Distribution and service plan
fees
1,134
 Trustees'
compensation
869
 Shareholder
reports
767
 Transfer and shareholder servicing agent
fees                                                                   443

Other
26,949

                                                          --------------
 Total
liabilities
41,582,157

---------------------------------------------------------------------------------------------------------------------
 Net
Assets
$461,154,585

==============

---------------------------------------------------------------------------------------------------------------------
 Composition of Net Assets
 Par value of shares of beneficial
interest                                                             $
35,040
---------------------------------------------------------------------------------------------------------------------
 Additional paid-in capital

475,788,710
---------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income
                                                   13,848,088
---------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
transactions                          (34,291,622)
---------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and liabilities
  denominated in foreign
currencies
5,774,369

--------------
 Net Assets

$461,154,585

==============

---------------------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Non-Service shares:
 Net asset value, redemption price per share and offering price per share
 (based on net assets of $458,848,361 and 34,864,257 shares of beneficial
interest outstanding)               $13.16
---------------------------------------------------------------------------------------------------------------------
 Service shares:
 Net asset value, redemption price per share and offering price per share
 (based on net assets of $2,306,224 and 175,560 shares of beneficial interest
outstanding)                    $13.14

 See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

Investment Income

Interest
$   16,670,343
------------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of
$81,065)                                         4,330,350

           ----------------
 Total investment
income
21,000,693

------------------------------------------------------------------------------------------------------------
 Expenses
 Management
fees
3,758,161
------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees--Service
shares                                                  1,719
------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees
                    10,475
------------------------------------------------------------------------------------------------------------
 Custodian fees and
expenses
28,535
------------------------------------------------------------------------------------------------------------
 Trustees'
compensation
17,125
------------------------------------------------------------------------------------------------------------

Other
43,768

----------------
 Total
expenses
3,859,783
 Less reduction to custodian
expenses                                                               (4,706)

----------------
 Net expenses
                      3,855,077
------------------------------------------------------------------------------------------------------------
 Net Investment Income
                     17,145,616
------------------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments (including premiums on options
exercised)                                         (28,460,531)
 Closing of futures contracts
                          244,959
 Closing and expiration of option contracts
written                                              4,193,215
 Foreign currency
transactions
(7,578,304)

----------------
 Net realized
loss
(31,600,661)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:

Investments
(57,226,471)
 Translation of assets and liabilities denominated in foreign
currencies                        10,804,486

----------------
 Net change
                                   (46,421,985)

----------------
 Net realized and unrealized
loss                                                              (78,022,646)

------------------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from
Operations                                         $(60,877,030)

                                                                ----------------
See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December
31,
2002                2001
-----------------------------------------------------------------------------------------------------------------------------

Operations
Net investment
income                                                                     $
17,145,616       $  20,489,430
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain
(loss)
(31,600,661)          2,713,633
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
depreciation
(46,421,985)        (11,868,642)

-----------------------------------
Net increase (decrease) in net assets resulting from
operations                             (60,877,030)         11,334,421

-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to
Shareholders
Dividends from net investment
income:
Non-Service
shares
(19,151,437)        (22,752,705)
Service
shares
--                  --
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
gain:
Non-Service
shares
(7,948,868)        (30,390,350)
Service shares

--                  --

-----------------------------------------------------------------------------------------------------------------------------
Beneficial Interest
Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares

(46,188,223)         45,543,527
Service
shares
2,287,406                --

-----------------------------------------------------------------------------------------------------------------------------
Net Assets

Total increase
(decrease)
(131,878,152)          3,734,893
-----------------------------------------------------------------------------------------------------------------------------
Beginning of
period
593,032,737         589,297,844

    -----------------------------------
End of period [including undistributed net investment income of
$13,848,088
and $18,706,094,
respectively]                                                            $
461,154,585       $ 593,032,737

===================================

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Non-Service shares   Year Ended December 31,                      2002
2001        2000          1999         1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                            $15.40
$16.55      $17.46        $17.05       $17.01
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .50
..53         .72           .82          .71
Net realized and unrealized gain (loss)                          (2.02)
(.19)        .38          1.04          .42

-------------------------------------------------------------
Total from investment operations                                 (1.52)
..34        1.10          1.86         1.13
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.51)
(.64)       (.82)         (.59)        (.16)
Distributions from net realized gain                              (.21)
(.85)      (1.19)         (.86)        (.93)

-------------------------------------------------------------
Total dividends and/or distributions to shareholders              (.72)
(1.49)      (2.01)        (1.45)       (1.09)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $13.16
$15.40      $16.55        $17.46       $17.05

=============================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                              (10.40)%
2.22%       6.44%        11.80%        6.66%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                      $458,848
$593,033    $589,298      $578,783     $622,333
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $517,516
$599,324    $566,724      $593,151     $640,131
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                             3.31%
3.42%       4.36%         4.46%        4.05%
Expenses                                                          0.74%
0.76%       0.76%         0.73%        0.76% 3
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             42%
30%         42%           17%          43%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance
products.Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS  Continued

Service shares    Year Ended December 31,                                2002 1
-------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                   $14.51
-------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                     .13
Net realized and unrealized loss                                        (1.50)
                                                                      ---------
Total from investment operations                                        (1.37)
-------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                       --
Distributions from net realized gain                                       --
                                                                      ---------
Total dividends and/or distributions to shareholders                       --
-------------------------------------------------------------------------------
Net asset value, end of period                                         $13.14
                                                                      =========

-------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                                      (9.44)%

-------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                               $2,306
-------------------------------------------------------------------------------
Average net assets (in thousands)                                      $1,037
-------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                    3.30%
Expenses                                                                 0.99%
-------------------------------------------------------------------------------
Portfolio turnover rate                                                    42%

1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Multiple Strategies Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total investment return, which includes current income and capital appreciation in the value of its shares. The Trust's investment advisor is OppenheimerFunds, Inc. (the
Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently ollowed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in index-linked structured notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying index.
Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31,
2002, the market value of these securities comprised 1.5% of the Fund's net assets, and resulted in unrealized gains in the current period of $110,736.
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of December 31, 2002, the Fund had entered into when-issued purchase commitments of $39,116,427.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $1,067,457, representing 0.23% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              Expiring
                              -------------------------
                              2010          $13,317,573

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.

   As of December 31, 2002, the Fund had approximately $17,327,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $3,046,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in undistributed net investment income of $2,852,185. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31,
2002 and December 31, 2001 was as follows:

                                        Year Ended         Year Ended
                                 December 31, 2002  December 31, 2001
      ------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                  $23,577,984        $32,313,114
      Long-term capital gain             3,522,321         20,829,941
      Return of capital                         --                 --
                                       -------------------------------
      Total                            $27,100,305        $53,143,055
                                       ===============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

       Undistributed net investment income   $ 13,848,088
       Accumulated net realized loss          (34,291,622)
       Net unrealized appreciation              5,774,369
                                             -------------
       Total                                 $(14,669,165)
                                             =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                      Year Ended December 31,
2002 1     Year Ended December 31, 2001
                                                          Shares
Amount           Shares            Amount
-----------------------------------------------------------------------------------------------------------------------

Non-Service shares
Sold                                                   3,369,152     $
47,017,452        6,369,169     $ 100,976,185
Dividends and/or distributions reinvested              1,834,820
27,100,305        3,507,792        53,143,055
Redeemed                                              (8,852,327)
(120,305,980)      (6,967,146)     (108,575,713)

-------------------------------------------------------------------
Net increase (decrease)                               (3,648,355)    $
(46,188,223)       2,909,815     $  45,543,527

===================================================================

-----------------------------------------------------------------------------------------------------------------------
Service shares
Sold                                                     205,258     $
2,669,841               --     $          --
Dividends and/or distributions reinvested                     --
--               --                --
Redeemed                                                 (29,698)
(382,435)              --                --

-------------------------------------------------------------------
Net increase (decrease)                                  175,560     $
2,287,406               --     $          --

===================================================================

1. For the year ended December 31, 2002, for Non-Service shares and for the period from May 1, 2002 (inception of offering) to December 31, 2002, for
Service shares.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$195,967,629 and $251,811,866, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $493,923,072 was composed of:

            Gross unrealized appreciation             $ 57,578,493
            Gross unrealized depreciation              (51,909,402)
                                                      ------------
            Net unrealized appreciation               $  5,669,091
                                                      ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and
0.60% of average annual net assets over $800 million.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
$10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $1,719.

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, the Fund had outstanding futures contracts as follows:

Unrealized
                                            Expiration       Number of
Valuation as of         Appreciation
Contract Description                             Dates       Contracts
December 31, 2002        (Depreciation)
-------------------------------------------------------------------------------------------------------------------

Contracts to Purchase
U.S. Long Bonds                                3/20/03
289           $32,566,688        $  (1,173,625)
U.S. Treasury Nts., 5 yr.                      3/27/03
285            32,276,250             (749,367)
U.S. Treasury Nts., 10 yr.                     3/20/03
26             2,991,219              (45,500)

---------------

(1,968,492)

---------------

Contracts to Sell
U.S. Treasury Nts., 2 yr.                      3/27/03
157            33,784,438              295,531

---------------

                                                         $(1,672,961)

--------------------------------------------------------------------------------
7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
7. Option Activity Continued
Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2002 was as follows:

                                                    Number of       Amount of
                                                    Contracts        Premiums
     -------------------------------------------------------------------------
     Options outstanding as of December 31, 2001       11,211     $ 2,712,380
     Options written                                   22,306       4,031,794
     Options closed or expired                        (19,720)     (4,223,235)
     Options exercised                                 (1,407)       (457,688)
                                                     -------------------------
     Options outstanding as of December 31, 2002       12,390      $2,063,251
                                                     -------------------------

--------------------------------------------------------------------------------
8. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
December 31, 2002 was $2,341,024, which represents 0.51% of the Fund's net assets.

OPPENHEIMER STRATEGIC BOND FUND/VA
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Strategic Bond Fund/VA:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Strategic Bond Fund/VA (which is a series of Oppenheimer Variable
Account Funds), including the statement of investments, as of December 31,
2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Strategic Bond Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

OPPENHEIMER STRATEGIC BOND FUND/VA
STATEMENT OF INVESTMENTS  December 31, 2002

                                                    Principal      Market Value
                                                       Amount        See Note 1
--------------------------------------------------------------------------------
Asset-Backed Securities--2.4%
American Money Management
Corp., Commercial Debt Obligations
Sub. Bonds, Series I, Cl. D1,
13.602%, 1/15/12 1                               $    172,858      $     86,429
--------------------------------------------------------------------------------
Conseco Finance Securitizations
Corp., Home Equity Loan
Pass-Through Certificates, Series
2001-D, Cl. M2, 3.17%, 11/15/32 2                   3,000,000         2,808,787
--------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates, Series
2002-B, Cl. FX, 10.421%, 3/22/07 1                    500,000           519,062
--------------------------------------------------------------------------------
Embarcadero Aircraft Securitization
Trust, Airplane Collateral Obligations,
Series 2000-A, Cl. B, 2.52%, 8/15/25 1,2            1,820,063            91,003
--------------------------------------------------------------------------------
Impac Secured Assets CMN Owner
Trust, Home Equity Collateralized
Mtg. Obligations, Series 2001-5,
Cl. M1, 7.25%, 8/25/31                              2,197,000         2,395,420
--------------------------------------------------------------------------------
Lehman ABS Manufactured Housing
Contract, Commercial Mtg
Pass-Through Certificates, Series
2001-B, Cl. A4, 5.27%, 9/15/18                      3,000,000         3,125,854
--------------------------------------------------------------------------------
NC Finance Trust, Collateralized
Mtg. Obligations, Series 1999-I,
Cl. ECFD, 8.75%, 12/25/28 1                            84,826            37,323
--------------------------------------------------------------------------------
Option One Mortgage Securities
Corp., Home Equity Collateralized
Mtg. Obligations, Series 1999-1,
Cl. CTFS, 10.06%, 3/26/29 1                            14,195            13,651
--------------------------------------------------------------------------------
Principal Residential Mortgage
Capital Resources Trust, Real
Estate Mtg. Investment Conduit
Participation Certificates, Series
2000-1, Cl. B, 3.07%, 6/20/05 1,2                   1,000,000           986,563
                                                                   -------------
Total Asset-Backed Securities
(Cost $11,773,045)                                                   10,064,092

--------------------------------------------------------------------------------
Mortgage-Backed Obligations--54.0%
--------------------------------------------------------------------------------
Government Agency--46.8%
--------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--42.9%
Federal Home Loan Mortgage
Corp., Gtd. Mtg. Pass-Through
Participation Certificates:
11%, 11/1/14                                          223,625           252,201
Series 151, Cl. F, 9%, 5/15/21                        289,715           300,302
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Home Equity Loan Structured
Pass-Through Certificates, Series
HOO2, Cl. A2, 1.861%, 12/15/06                        860,000           856,036

                                                    Principal      Market Value
                                                       Amount        See Note 1
--------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 192, Cl. IO, 6.50%, 2/1/28 3              $  6,781,014      $    804,186
Series 194, Cl. IO, 6.50%, 4/1/28 3                20,492,874         2,526,387
Series 208, Cl. IO, 7%, 6/1/30 3                    5,132,557           606,283
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 2/25/33 4                                     136,295,000       140,894,956
6.50%, 5/1/29-1/25/33 4                            12,608,155        13,133,703
7%, 1/25/33 4                                      12,293,000        12,930,699
7.50%, 8/1/25                                         123,998           132,507
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-202, Cl. PH, 6.50%,
2/25/22 5                                           4,500,000         4,634,294
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 294, Cl. 2, 7%, 2/1/28 3                        797,126            99,143
Trust 313, Cl. 2, 6.50%, 6/25/31 3                  6,122,886           822,763
                                                                   -------------
                                                                    177,993,460

--------------------------------------------------------------------------------
GNMA/Guaranteed--3.9%
Government National Mortgage Assn.:
6.625%, 11/20/25                                       45,425            46,909
7%, 3/15/28-7/15/28                                 5,408,713         5,745,243
7.50%, 2/15/27                                        676,070           723,172
8%, 11/15/25-5/15/26                                  695,932           759,837
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Gtd. Multiclass Mtg
Participation Certificates, Series
1999-27, Cl. PQ, 7.50%, 8/16/28                     8,220,125         8,886,661
                                                                   -------------
                                                                     16,161,822

--------------------------------------------------------------------------------
Private--7.2%
--------------------------------------------------------------------------------
Commercial--6.6%
AMRESCO Commercial Mortgage
Funding I Corp., Multiclass Mtg
Pass-Through Certificates, Series
1997-C1, Cl. G, 7%, 6/17/29 6                         100,000            97,844
--------------------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-D2, Cl. A3, 7.499%,
2/14/29 2                                           3,000,000         3,150,201
Series 1996-MD6, Cl. A7, 7.689%,
11/13/29 2                                          2,000,000         1,727,662
Series 1997-D4, Cl. B1, 7.525%,
4/14/29                                               375,000           368,758

STATEMENT OF INVESTMENTS  Continued

                                                   Principal       Market Value
                                                      Amount         See Note 1
--------------------------------------------------------------------------------
Commercial Continued
FDIC Trust, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates, Series 1994-C1, Cl. 2G,
8.70%, 9/25/25 1                                $    153,594       $    150,522
--------------------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-CHL1, Cl. D, 8.114%,
4/29/39 1,2                                          350,000            355,633
Series 1997-CHL1, Cl. E, 8.114%,
4/29/39 1,2                                          600,000            514,313
--------------------------------------------------------------------------------
First Union-Lehman Brothers
Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-C2, Cl. F, 7.50%,
11/18/29                                             225,000            199,898
Series 1997-C2, Cl. G, 7.50%,
11/18/29                                           2,000,000          1,674,375
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Interest-Only
Stripped Mtg.-Backed Security
Pass-Through Certificates, Series
1997-C1, Cl. X, 11.692%, 7/15/27 3                 3,455,059            203,524
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Mtg. Pass-Through
Certificates:
Series 1997-C1, Cl. G, 7.414%,
7/15/29                                              440,000            378,284
Series 1997-C2, Cl. F, 6.75%, 4/15/29                250,000            100,000
Series 1998-C1, Cl. F, 7.175%,
5/15/30 2                                          1,800,000          1,659,996
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors,
Inc., Mtg. Pass-Through Certificates,
Series 1995-C2, Cl. D, 7.756%,
6/15/21 2                                            202,600            218,553
--------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. E, 7.428%,
2/15/28 1,2                                          553,342            561,643
Series 1996-C1, Cl. F, 7.428%,
2/15/28 2,6                                          162,744            146,549
Series 1997-HF1, Cl. F, 6.86%,
2/15/10 6                                            150,000            149,318
Series 1997-RR, Cl. D, 7.727%,
4/30/39 2,6                                          450,024            416,413
Series 1997-RR, Cl. E, 7.699%,
4/30/39 2,6                                          300,016            249,517
Series 1997-RR, Cl. F, 7.727%,
4/30/39 2,6                                          600,032            409,756
Series 1997-XL1, Cl. G, 7.695%,
10/3/30 6                                            390,000            382,977
Series 1998-HF1, Cl. F, 7.18%,
12/15/09 6                                         1,500,000          1,512,356

                                                    Principal       Market Value
                                                     Amount          See Note 1
--------------------------------------------------------------------------------
Commercial Continued
Mortgage Capital Funding, Inc.,
Commercial Mtg. Pass-Through Certificates:
Series 1996-MC1, Cl. G, 7.15%,
6/15/06 1                                       $  1,800,000       $  1,801,125
Series 1996-MC2, Cl. F, 5.75%,
12/21/26                                           4,350,000          4,162,746
Series 1997-MC1, Cl. F, 7.452%,
5/20/07 6                                             63,720             61,991
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG
2000-C1, Cl. A2, 7.306%, 10/6/15                   4,000,000          4,474,133
--------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Commercial
Mtg. Pass-Through Certificates,
Series 1996-C1, Cl. F, 8.493%,
1/20/06 1,2                                        1,000,000            953,750
--------------------------------------------------------------------------------
Strategic Hotel Capital, Inc.,
Commercial Mtg. Obligations,
Series 2001-SCH1, Cl. E, 3.62%,
4/17/06 1,2                                        1,496,870          1,279,823
--------------------------------------------------------------------------------
Structured Asset Securities
Corp., Commercial Mtg
Obligations, Series 1995-C4,
Cl. E, 8.963%, 6/25/26 2,6                            45,923             45,904
                                                                   -------------
                                                                     27,407,564

--------------------------------------------------------------------------------
Residential--0.6%
Lehman Structured Securities
Corp., Collateralized Mtg
Obligations, Series 2001-GE4,
Cl. A, 7.466%, 10/25/30 2                          1,068,580          1,078,264
--------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Commercial
Mtg. Pass-Through Certificates,
Series 1996-B, Cl. 1, 6.957%,
4/25/26 1,2                                          216,274            175,858
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., Collateralized
Mtg. Obligations, Pass-Through
Certificates, Series 2002-AR19,
Cl. A-1, 1.771%, 1/25/33                           1,040,000          1,040,000
                                                                   -------------
                                                                      2,294,122
                                                                   -------------
Total Mortgage-Backed Obligations
(Cost $228,137,120)                                                 223,856,968

--------------------------------------------------------------------------------
U.S. Government Obligations--8.6%

Federal Home Loan Mortgage
Corp. Sr. Unsec. Nts., 5.75%,
9/15/10 [EUR]                                        940,000          1,086,668
--------------------------------------------------------------------------------
Federal National Mortgage Assn
Sr. Unsec. Nts., 2.125%, 10/9/07 [JPY]           160,000,000          1,463,824

                                                     Principal     Market Value
                                                        Amount       See Note 1
--------------------------------------------------------------------------------
U.S. Government Obligations Continued
Federal National Mortgage
Assn. Unsec. Nts.:
1.75%, 3/26/08 [JPY]                               260,000,000      $ 2,349,575
5.25%, 4/15/07                                       2,890,000        3,166,986
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31                                      4,018,000        4,381,504
8.75%, 5/15/17                                       1,660,000        2,400,516
8.875%, 2/15/19                                        735,000        1,085,561
11.875%, 11/15/03                                      500,000          545,801
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
3%, 11/15/07 7                                       4,216,000        4,268,042
4%, 11/15/12                                         1,707,000        1,731,673
5.875%, 2/15/04                                      2,300,000        2,419,223
6.50%, 2/15/10 8                                     4,810,000        5,750,961
6.75%, 5/15/05                                       2,700,000        3,011,029
7%, 7/15/06                                          1,760,000        2,041,120
                                                                    ------------
Total U.S. Government Obligations
(Cost $33,559,051)                                                   35,702,483

--------------------------------------------------------------------------------
Foreign Government Obligations--21.0%
--------------------------------------------------------------------------------
Argentina--0.4%
Argentina (Republic of) Bonds:
11.375%, 3/15/10 1,9,10                              1,065,000          239,625
11.75%, 6/15/15 9,10                                 2,095,000          490,230
Series 2008, 7%, 12/19/08 9,10                         922,000          207,450
Series 2018, 3.063%, 6/19/18 9,10                    1,698,000          348,090
--------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds,
6.017%, 3/31/23 9                                      565,000          265,550
--------------------------------------------------------------------------------
Argentina (Republic of) Unsub
Bonds, Series 2031, 2.79%, 6/19/31 9,10              1,378,000          282,490
--------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds,
Bonos de Consolidacion de Deudas,
Series PBA1, 3.257%, 4/1/07 1,9 [ARP]                   95,836           22,281
                                                                    ------------
                                                                      1,855,716

--------------------------------------------------------------------------------
Australia--0.3%
Australia (Commonwealth of) Bonds,
Series 808, 8.75%, 8/15/08 [AUD]                     1,575,000        1,054,344
--------------------------------------------------------------------------------
Austria--0.6%
Austria (Republic of) Bonds,
6.25%, 7/15/27 [EUR]                                   158,000          196,976
--------------------------------------------------------------------------------
Austria (Republic of) Nts.:
3.40%, 10/20/04 [EUR]                                  414,000          439,448
4.30%, 7/15/03 [EUR]                                   230,000          243,172
5.50%, 10/20/07 [EUR]                                  825,000          941,513
--------------------------------------------------------------------------------
Austria (Republic of) Sr. Unsec
Unsub. Nts., Series MTN1, 5%,
7/15/12 [EUR]                                          529,000          586,398
                                                                    ------------
                                                                      2,407,507

                                                     Principal     Market Value
                                                        Amount       See Note 1
--------------------------------------------------------------------------------
Belgium--1.7%
Belgium (Kingdom of) Bonds:
5%, 9/28/11 [EUR]                                      410,000      $   454,951
5.50%, 3/28/28 [EUR]                                 1,115,000        1,268,251
Series 26, 6.25%, 3/28/07 [EUR]                      3,170,000        3,696,848
--------------------------------------------------------------------------------
Belgium (Kingdom of) Debs.,
7.25%, 4/29/04 [EUR]                                 1,545,000        1,715,522
                                                                    ------------
                                                                      7,135,572

--------------------------------------------------------------------------------
Belize--0.1%
Belize (Government of) Bonds,
9.50%, 8/15/12 1                                       265,000          263,012
--------------------------------------------------------------------------------
Brazil--0.5%
Brazil (Federal Republic of) Bonds,
8.875%, 4/15/24                                      2,986,000        1,649,765
--------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt
Conversion Bonds:
Series 18 yr., 2.625%, 4/15/12 2                       675,000          369,562
Series D, 2.625%, 4/15/12 2                             50,000           27,375
                                                                    ------------
                                                                      2,046,702

--------------------------------------------------------------------------------
Bulgaria--0.2%
Bulgaria (Republic of) Interest Arrears
Debs., Series PDI, 2.688%, 7/28/11 2                   868,150          807,379
--------------------------------------------------------------------------------
Canada--0.2%
Canada (Government of) Bonds,
5.50%, 6/1/09 [CAD]                                  1,377,000          927,963
--------------------------------------------------------------------------------
Chile--0.2%
Chile (Republic of) Nts.,
7.125%, 1/11/12                                        820,000          923,636
--------------------------------------------------------------------------------
Colombia--0.3%
Colombia (Republic of) Bonds,
10%, 1/23/12                                           225,000          227,812
--------------------------------------------------------------------------------
Colombia (Republic of) Nts.:
8.625%, 4/1/08                                         280,000          280,700
10.50%, 7/9/10                                          95,000           99,987
--------------------------------------------------------------------------------
Colombia (Republic of) Unsec
Unsub. Bonds, 8.375%, 2/15/27                        1,095,000          845,888
                                                                    ------------
                                                                      1,454,387

--------------------------------------------------------------------------------
Dominican Republic--0.1%
Dominican Republic Unsec
Unsub. Bonds, 9.50%, 9/27/06                           346,000          367,625
--------------------------------------------------------------------------------
Ecuador--0.3%
Ecuador (Republic of) Unsec
Bonds, 6%, 8/15/30 2                                 2,553,000        1,065,877
--------------------------------------------------------------------------------
El Salvador--0.2%
El Salvador (Republic of) Bonds,
7.75%, 1/24/23 6                                       315,000          314,212
--------------------------------------------------------------------------------
El Salvador (Republic of) Unsec. Nts.,
8.50%, 7/25/11 6                                       675,000          727,313
                                                                    ------------
                                                                      1,041,525

STATEMENT OF INVESTMENTS  Continued

                                                   Principal       Market Value
                                                      Amount         See Note 1
--------------------------------------------------------------------------------
France--2.2%
France (Government of) Obligations
Assimilables du Tresor Bonds:
5%, 4/25/12 [EUR]                                  1,060,000        $ 1,166,870
5.75%, 10/25/32 [EUR]                                820,000            980,080
--------------------------------------------------------------------------------
France (Government of)
Treasury Nts.:
3.50%, 7/12/04 [EUR]                               2,455,000          2,607,849
3.75%, 1/12/07 [EUR]                               4,185,000          4,470,000
                                                                    ------------
                                                                      9,224,799

--------------------------------------------------------------------------------
Germany--2.6%
Germany (Republic of) Bonds:
4.75%, 7/4/28 [EUR]                                  600,000            619,251
Series 01, 5%, 7/4/11 [EUR]                          710,000            790,672
Series 02, 5%, 7/4/12 [EUR]                        3,710,000          4,126,870
Series 139, 4%, 2/16/07 [EUR]                      2,890,000          3,111,315
Series 140, 4.50%, 8/17/07 [EUR]                     335,000            367,334
--------------------------------------------------------------------------------
Treuhandanstalt Gtd. Nts.,
6.75%, 5/13/04 [EUR]                               1,540,000          1,702,213
                                                                    ------------
                                                                     10,717,655

--------------------------------------------------------------------------------
Great Britain--0.9%
United Kingdom Treasury Bonds,
5.75%, 12/7/09 [GBP]                               2,025,000          3,545,954
--------------------------------------------------------------------------------
Greece--0.3%
Greece (Republic of) Bonds,
5.35%, 5/18/11 [EUR]                                 980,000          1,102,761
--------------------------------------------------------------------------------
Guatemala--0.2%
Guatemala (Republic of) Nts.:
8.50%, 8/3/07                                         25,000             26,563
10.25%, 11/8/11 1                                    820,000            928,650
                                                                    ------------
                                                                        955,213

--------------------------------------------------------------------------------
Italy--0.7%
Italy (Republic of) Treasury Bonds,
Buoni del Tesoro Poliennali:
0.375%, 10/10/06 [JPY]                            89,000,000            754,554
5.25%, 8/1/11 [EUR]                                1,015,000          1,142,896
--------------------------------------------------------------------------------
Italy (Republic of) Treasury Nts.,
Cert Di Credito Del Tesoro,
3.90%, 2/1/03 2 [EUR]                                985,000          1,033,762
                                                                    ------------
                                                                      2,931,212

--------------------------------------------------------------------------------
Ivory Coast--0.0%
Ivory Coast (Government of) Past
Due Interest Bonds, 3/29/18 9,10 [FRF]             2,194,500             50,028
--------------------------------------------------------------------------------
Mexico--1.7%
United Mexican States Bonds:
8.30%, 8/15/31                                       300,000            317,250
10.375%, 2/17/09                                     620,000            765,080

                                                   Principal       Market Value
                                                      Amount         See Note 1
--------------------------------------------------------------------------------
Mexico Continued
United Mexican States Nts.:
7.50%, 1/14/12                                   $ 1,314,000        $ 1,409,265
8.125%, 12/30/19                                   1,160,000          1,226,700
8.375%, 1/14/11                                    2,290,000          2,593,425
Series A, 9.875%, 2/1/10                             435,000            535,094
                                                                    ------------
                                                                      6,846,814

--------------------------------------------------------------------------------
Nigeria--0.1%
Nigeria (Federal Republic of)
Promissory Nts., Series RC,
5.092%, 1/5/10 9                                     501,751            283,399
--------------------------------------------------------------------------------
Norway--0.4%
Norway (Kingdom of) Bonds,
5.50%, 5/15/09 [NOK]                               8,950,000          1,282,207
--------------------------------------------------------------------------------
Norway (Kingdom of) Treasury Bills,
Zero Coupon, Series SS75, 6.69%,
3/19/03 11 [NOK]                                   3,210,000            457,874
                                                                    ------------
                                                                      1,740,081

--------------------------------------------------------------------------------
Panama--0.1%
Panama (Republic of) Bonds,
9.375%, 4/1/29                                       222,000            238,650
--------------------------------------------------------------------------------
Panama (Republic of) Interest
Reduction Bonds, 5%, 7/17/14 2                        62,225             55,380
--------------------------------------------------------------------------------
Panama (Republic of) Nts.,
8.25%, 4/22/08                                        71,000             73,840
--------------------------------------------------------------------------------
Panama (Republic of) Past Due
Interest Debs., 20 yr., 2.75%, 7/17/16 2              85,907             68,511
                                                                    ------------
                                                                        436,381

--------------------------------------------------------------------------------
Peru--0.3%
Peru (Republic of) Sr. Nts., Zero
Coupon, 4.53%, 2/28/16 11                          2,553,583          1,364,124
--------------------------------------------------------------------------------
Philippines--0.7%
Philippines (Republic of) Bonds,
9.375%, 1/18/17                                      790,000            813,700
--------------------------------------------------------------------------------
Philippines (Republic of) Nts.,
10.625%, 3/16/25                                     175,000            180,687
--------------------------------------------------------------------------------
Philippines (Republic of)
Unsec. Bonds:
8.875%, 4/15/08                                      400,000            417,000
9.875%, 1/15/19                                    1,719,000          1,706,108
                                                                    ------------
                                                                      3,117,495

--------------------------------------------------------------------------------
Portugal--0.4%
Portugal (Republic of) Obrig Do Tes
Medio Prazo Unsec. Unsub. Bonds,
5.85%, 5/20/10 [EUR]                               1,300,000          1,518,411
--------------------------------------------------------------------------------
Russia--1.7%
Russian Federation Unsec. Unsub
Nts., 8.75%, 7/24/05                                 115,000            124,775
--------------------------------------------------------------------------------
Russian Federation Unsub. Nts.,
5%, 3/31/30 2                                      7,274,875          5,783,526

                                                   Principal       Market Value
                                                      Amount         See Note 1
--------------------------------------------------------------------------------
Russia Continued
Russian Ministry of Finance Unsec.
Debs., Series IV, 3%, 5/14/03                    $ 1,030,000        $ 1,023,627
                                                                    ------------
                                                                      6,931,928

--------------------------------------------------------------------------------
South Africa--0.3%
South Africa (Republic of) Unsec. Nts.:
7.375%, 4/25/12                                      445,000            482,825
8.50%, 6/23/17                                       795,000            902,325
                                                                    ------------
                                                                      1,385,150

--------------------------------------------------------------------------------
Supranational--0.2%
European Investment Bank Nts.,
2.125%, 9/20/07 [JPY]                             80,000,000            733,193
--------------------------------------------------------------------------------
Sweden--0.1%
Sweden (Kingdom of) Debs.,
Series 1040, 6.50%, 5/5/08 [SEK]                   4,400,000            558,942
--------------------------------------------------------------------------------
The Netherlands--0.9%
The Netherlands (Government of)
Bonds:
5%, 7/15/11 [EUR]                                    435,000            484,609
5.50%, 1/15/28 [EUR]                                 168,000            192,765
5.75%, 1/15/04 [EUR]                                 488,000            527,880
6.50%, 4/15/03 [EUR]                                 480,000            509,253
Series 1, 5.75%, 2/15/07 [EUR]                     1,015,000          1,164,732
--------------------------------------------------------------------------------
The Netherlands (Government of)
Treasury Bills, Zero Coupon, 3.13%,
2/28/03 11 [EUR]                                     650,000            679,088
                                                                    ------------
                                                                      3,558,327

--------------------------------------------------------------------------------
Trinidad & Tobago--0.1%
Trinidad & Tobago (Republic of)
Nts., 9.875%, 10/1/09                                385,000            468,738
--------------------------------------------------------------------------------
Turkey--0.4%
Turkey (Republic of) Bonds,
11.75%, 6/15/10                                      235,000            249,687
--------------------------------------------------------------------------------
Turkey (Republic of) Sr. Unsec
Unsub. Nts., 11.875%, 1/15/30                        895,000            941,988
--------------------------------------------------------------------------------
Turkey (Republic of) Sr. Unsub
Bonds, 12.375%, 6/15/09                              315,000            341,775
                                                                    ------------
                                                                      1,533,450

--------------------------------------------------------------------------------
Ukraine--0.6%
Ukraine (Republic of) Sr. Unsec
Nts., 11%, 3/15/07                                 2,387,280          2,463,554
--------------------------------------------------------------------------------
Uruguay--0.0%
Banco Central Del Uruguay Nts.,
Series A, 6.75%, 2/19/21                             185,000            126,263
--------------------------------------------------------------------------------
Venezuela--1.0%
Venezuela (Republic of) Bonds,
9.25%, 9/15/27                                     1,340,000            914,550
--------------------------------------------------------------------------------
Venezuela (Republic of) Collateralized
Par Bonds, Series W-A, 6.75%, 3/31/20                415,000            335,112

                                                   Principal       Market Value
                                                      Amount         See Note 1
--------------------------------------------------------------------------------
Venezuela Continued
Venezuela (Republic of) Debs.,
Series DL, 2.313%, 12/18/07 2                    $ 2,743,332        $ 2,105,507
--------------------------------------------------------------------------------
Venezuela (Republic of) Front-Loaded
Interest Reduction Bonds:
Series A, 2.688%, 3/31/07 2                          508,273            392,641
Series B, 2.688%, 3/31/07 2                          362,134            280,654
                                                                    ------------
                                                                      4,028,464
                                                                    ------------
Total Foreign Government Obligations
(Cost $81,326,566)                                                   86,973,581

--------------------------------------------------------------------------------
Loan Participations--0.6%
Algeria (Republic of) Loan
Participation Nts., 2.625%, 3/4/10 1,2               582,500            524,978
--------------------------------------------------------------------------------
Deutsche Bank AG, Indonesia
Rupiah Loan Participation Nts.:
2.636%, 5/21/04 1,9                                  525,000            257,250
2.636%, 3/25/05 1,9                                  265,000            137,800
2.636%, 12/14/13 1,9                                 795,000            365,700
--------------------------------------------------------------------------------
Deutsche Bank AG, OAO
Gazprom Loan Participation Nts.,
9.50%, 2/19/03                                       530,000            531,855
--------------------------------------------------------------------------------
Ministry Finance of Russia Debs.,
Series VI, 3%, 5/14/06                                20,000             17,700
--------------------------------------------------------------------------------
Morocco (Kingdom of) Loan
Participation Agreement, Tranche A,
2.563%, 1/1/09 1,2                                   455,000            416,325
                                                                    ------------
Total Loan Participations (Cost $2,331,571)                           2,251,608

--------------------------------------------------------------------------------
Corporate Bonds and Notes--37.8%
--------------------------------------------------------------------------------
Consumer Discretionary--12.3%
--------------------------------------------------------------------------------
Auto Components--0.7%
Burke Industries, Inc., 10% Sr. Sub.
Nts., 8/15/07 9,10                                   150,000             34,500
--------------------------------------------------------------------------------
Cambridge Industries, Inc.,
Liquidating Trust Interests, 7/15/07                  77,456                 --
--------------------------------------------------------------------------------
Collins & Aikman Floorcoverings,
Inc., 9.75% Sr. Sub. Nts., Series B,
2/15/10                                              200,000            201,000
--------------------------------------------------------------------------------
Collins & Aikman Products Co.,
10.75% Sr. Nts., 12/31/11                            400,000            383,000
--------------------------------------------------------------------------------
Dana Corp.:
9% Unsec. Nts., 8/15/11                              420,000            407,400
10.125% Nts., 3/15/10                                200,000            203,500
--------------------------------------------------------------------------------
Dura Operating Corp.:
9% Sr. Sub. Nts., Series B, 5/1/09  [EUR]            400,000            390,377
9% Sr. Unsec. Sub. Nts., Series D,
5/1/09                                               500,000            457,500
--------------------------------------------------------------------------------
Metaldyne Corp., 11% Sr. Sub. Nts.,
6/15/12                                              300,000            247,500
--------------------------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12            600,000            576,000
                                                                    ------------
                                                                      2,900,777

STATEMENT OF INVESTMENTS  Continued

                                                   Principal     Market Value
                                                      Amount       See Note 1
--------------------------------------------------------------------------------
Automobiles--0.5%
Ford Motor Credit Co.:
7.25% Nts., 10/25/11                             $ 1,442,000      $ 1,403,393
7.375% Nts., 10/28/09                                615,000          610,345
--------------------------------------------------------------------------------
General Motors Acceptance Corp.,
6.875% Unsec. Unsub. Nts., 8/28/12                   305,000          301,176
                                                                  --------------
                                                                    2,314,914

--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--3.3%
Apcoa, Inc., 9.25% Sr. Unsec. Sub.
Nts., 3/15/08 1                                      100,000           30,500
--------------------------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec. Sub.
Nts., 8/15/11                                        850,000          875,500
--------------------------------------------------------------------------------
Boca Resorts, Inc., 9.875% Sr. Sub.
Nts., 4/15/09                                        450,000          470,250
--------------------------------------------------------------------------------
Boyd Gaming Corp., 8.75% Sr. Sub.
Nts., 4/15/12                                        300,000          313,500
--------------------------------------------------------------------------------
Buffets, Inc., 11.25% Sr. Sub. Nts.,
7/15/10 6                                            300,000          285,000
--------------------------------------------------------------------------------
Coast Hotels & Casinos, Inc.,
9.50% Sr. Unsec. Sub. Nts., 4/1/09                   300,000          322,500
--------------------------------------------------------------------------------
Hilton Hotels Corp., 7.625% Nts.,
12/1/12                                              400,000          404,637
--------------------------------------------------------------------------------
Hollywood Casino Corp.,
11.25% Sr. Sec. Nts., 5/1/07 1                       250,000          271,250
--------------------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr.
Unsec. Sub. Nts., Series B, 2/15/07                  325,000          289,250
--------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts.,
8/15/08                                              350,000          358,750
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.,
9% Sr. Sub. Nts., 3/15/12                            500,000          522,500
--------------------------------------------------------------------------------
John Q. Hammons Hotels, Inc.,
8.875% Sr. Nts., Series B, 5/15/12                   300,000          303,000
--------------------------------------------------------------------------------
Jupiters Ltd., 8.50% Sr. Unsec. Nts.,
3/1/06                                               400,000          406,000
--------------------------------------------------------------------------------
Mandalay Resort Group, 10.25%
Sr. Unsec. Sub. Nts., Series B, 8/1/07               650,000          716,625
--------------------------------------------------------------------------------
MGM Mirage, Inc., 8.375% Sr.
Unsec. Sub. Nts., 2/1/11 5                         1,200,000        1,299,000
--------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
8% Sr. Sub. Nts., 4/1/12                             400,000          419,000
8.125% Sr. Nts., 1/1/06                              300,000          317,250
8.375% Sr. Sub. Nts., 7/1/11                         600,000          633,750
8.75% Sr. Unsec. Sub. Nts., 1/1/09                   700,000          738,500
--------------------------------------------------------------------------------
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts., 3/15/10                        200,000          204,500
--------------------------------------------------------------------------------
Premier Cruise Ltd., 11% Sr. Nts.,
3/15/08 1,9,10                                       250,000               --
--------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08 12                     750,000          729,375
9.75% Sr. Nts., 6/15/07                              500,000          487,500

                                                   Principal     Market Value
                                                      Amount       See Note 1
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure Continued
Prime Hospitality Corp.,
8.375% Sr. Sub. Nts., 5/1/12                     $   400,000      $   390,000
--------------------------------------------------------------------------------
Six Flags, Inc., 8.875% Sr. Nts.,
2/1/10                                               800,000          756,000
--------------------------------------------------------------------------------
Station Casinos, Inc., 9.875% Sr.
Unsec. Sub. Nts., 7/1/10                             800,000          872,000
--------------------------------------------------------------------------------
Sun International Hotels Ltd.,
8.875% Sr. Unsec. Sub. Nts.,
8/15/11                                              700,000          717,500
--------------------------------------------------------------------------------
Trump Atlantic City Associates/
Trump Atlantic City Funding, Inc.,
11.25% First Mtg. Nts., 5/1/06                        25,000           19,625
--------------------------------------------------------------------------------
Vail Resorts, Inc., 8.75% Sr. Unsec.
Sub. Nts., 5/15/09                                   200,000          206,000
--------------------------------------------------------------------------------
Venetian Casino Resort LLC/
Las Vegas Sands, Inc., 11% Bonds,
6/15/10 6                                            250,000          262,500
                                                                  --------------
                                                                   13,621,762

--------------------------------------------------------------------------------
Household Durables--1.1%
Beazer Homes USA, Inc.,
8.375% Sr. Nts., 4/15/12                             400,000          414,000
--------------------------------------------------------------------------------
D.R. Horton, Inc.:
7.875% Sr. Nts., 8/15/11                             300,000          294,000
9.375% Sr. Unsec. Sub. Nts., 3/15/11                 400,000          404,000
9.75% Sr. Sub. Nts., 9/15/10                         400,000          412,000
--------------------------------------------------------------------------------
Del Webb Corp., 10.25% Sr.
Unsec. Sub. Debs., 2/15/10                           300,000          328,500
--------------------------------------------------------------------------------
KB Home:
7.75% Sr. Nts., 10/15/04                             300,000          307,500
8.625% Sr. Sub. Nts., 12/15/08                       250,000          260,000
9.50% Sr. Unsec. Sub. Nts., 2/15/11                  400,000          426,000
--------------------------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec. Sub.
Nts., 12/15/05                                       425,000          414,906
--------------------------------------------------------------------------------
Standard Pacific Corp.,
9.25% Sr. Sub. Nts., 4/15/12                         200,000          194,000
--------------------------------------------------------------------------------
WCI Communities, Inc.,
9.125% Sr. Sub. Nts., 5/1/12                         300,000          271,500
--------------------------------------------------------------------------------
Williams Scotsman, Inc.,
9.875% Sr. Unsec. Nts., 6/1/07                       800,000          744,000
                                                                  --------------
                                                                    4,470,406

--------------------------------------------------------------------------------
Internet & Catalog Retail--0.4%
Amazon.com, Inc., 0%/10% Sr. Unsec.
Disc. Nts., 5/1/08 12                              1,100,000        1,105,500
--------------------------------------------------------------------------------
USA Interactive, 7% Nts., 1/15/13 6                  473,000          489,973
                                                                  --------------
                                                                    1,595,473

                                             Principal           Market Value
                                                Amount             See Note 1
-------------------------------------------------------------------------------
Media--5.0%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 9           $   350,000            $   131,250
10.25% Sr. Unsec. Nts., 11/1/06 9              400,000                152,000
10.25% Sr. Unsec. Sub. Nts.,
6/15/11 9,10                                   400,000                156,000
10.875% Sr. Unsec. Nts., 10/1/10 9,10          200,000                 77,000
-------------------------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Sub. Nts., 12/15/12 6              1,200,000              1,207,500
-------------------------------------------------------------------------------
AMC Entertainment, Inc.,
9.50% Sr. Unsec. Sub. Nts., 2/1/11             500,000                495,000
-------------------------------------------------------------------------------
AOL Time Warner, Inc.,
6.875% Nts., 5/1/12                          1,321,000              1,398,004
-------------------------------------------------------------------------------
Block Communications, Inc.,
9.25% Sr. Sub. Nts., 4/15/09                   400,000                415,000
-------------------------------------------------------------------------------
Chancellor Media Corp., 8.75% Sr.
Unsec. Sub. Nts., Series B, 6/15/07 1          300,000                314,625
-------------------------------------------------------------------------------
Charter Communications Holdings
LLC/Charter Communications
Holdings Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts.,
4/1/11 12                                      900,000                319,500
8.625% Sr. Unsec. Nts., 4/1/09                 200,000                 90,000
10.75% Sr. Unsec. Nts., 10/1/09              1,100,000                503,250
11.125% Sr. Unsec. Nts., 1/15/11               500,000                228,750
-------------------------------------------------------------------------------
Classic Cable, Inc.,
10.50% Sr. Sub. Nts., 3/1/10 1,9,10            200,000                 25,000
-------------------------------------------------------------------------------
Comcast Cable Communications,
Inc.:
6.75% Sr. Unsub. Nts., 1/30/11                 848,000                883,975
8.875% Unsub. Nts., 5/1/17                     877,000              1,024,401
-------------------------------------------------------------------------------
Corus Entertainment, Inc.,
8.75% Sr. Sub. Nts., 3/1/12                    300,000                319,125
-------------------------------------------------------------------------------
Cox Communications, Inc.,
7.125% Nts., 10/1/12                         1,128,000              1,255,146
-------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr.
Unsec. Unsub. Nts., Series B,
4/1/11                                         850,000                802,187
-------------------------------------------------------------------------------
Cumulus Media, Inc., 10.375% Sr.
Unsec. Sub. Nts., 7/1/08                       150,000                162,187
-------------------------------------------------------------------------------
EchoStar DBS Corp.:
9.375% Sr. Unsec. Nts., 2/1/09                 750,000                796,875
10.375% Sr. Unsec. Nts., 10/1/07               800,000                870,000
-------------------------------------------------------------------------------
Emmis Communications Corp.:
0%/12.50% Sr. Unsec. Disc. Nts.,
3/15/11 12                                     548,000                442,510
8.125% Sr. Unsec. Sub. Nts.,
Series B, 3/15/09                              600,000                624,000
-------------------------------------------------------------------------------
Entravision Communications Corp.,
8.125% Sr. Sub. Nts., 3/15/09                  400,000                418,000
-------------------------------------------------------------------------------
Hollinger International Publishing,
Inc., 9% Sr. Nts., 12/15/10 6                  400,000                405,500
-------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital,
Inc., 9.75% Sr. Nts., 10/1/09                  200,000                191,000

                                             Principal           Market Value
                                                Amount             See Note 1
-------------------------------------------------------------------------------
Media Continued
Lamar Media Corp.:
8.625% Sr. Sub. Nts., 9/15/07              $   150,000            $   157,125
9.625% Sr. Unsec. Sub. Nts.,
12/1/06                                         50,000                 51,750
-------------------------------------------------------------------------------
Mediacom LLC/Mediacom
Capital Corp., 9.50% Sr. Unsec.
Nts., 1/15/13                                  500,000                452,500
-------------------------------------------------------------------------------
News America Holdings, Inc.,
8.875% Sr. Debs., 4/26/23                      625,000                695,196
-------------------------------------------------------------------------------
News America, Inc.,
7.625% Sr. Debs., 11/30/28                     280,000                286,696
-------------------------------------------------------------------------------
PanAmSat Corp., 8.50% Sr. Nts.,
2/1/12 6                                       900,000                864,000
-------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I,
10.875% Sr. Sub. Nts., 12/15/12 6              400,000                438,000
-------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec.
Sub. Nts., Series B, 7/1/11                    200,000                215,000
-------------------------------------------------------------------------------
Regal Cinemas, Inc., 9.375% Sr.
Sub. Nts., Series B, 2/1/12                    200,000                214,000
-------------------------------------------------------------------------------
Rogers Cablesystems Ltd.,
10% Second Priority Sr. Sec. Debs.,
12/1/07                                        200,000                205,000
-------------------------------------------------------------------------------
Rogers Communications, Inc.,
8.75% Sr. Nts., 7/15/07  [CAD]                 400,000                241,170
-------------------------------------------------------------------------------
Shaw Communications, Inc.,
8.54% Debs., 9/30/27 [CAD]                     340,000                141,068
-------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Sub. Nts., 3/15/12                      750,000                785,625
8% Sr. Sub. Nts., 3/15/12 6                    300,000                314,250
8.75% Sr. Sub. Nts., 12/15/07                  100,000                104,625
8.75% Sr. Sub. Nts., 12/15/11                  300,000                324,375
-------------------------------------------------------------------------------
Spanish Broadcasting System, Inc.,
9.625% Sr. Unsec. Sub. Nts., 11/1/09           800,000                832,000
-------------------------------------------------------------------------------
United Pan-Europe Communications NV:
0%/13.375% Sr. Unsec. Disc. Nts.,
Series B, 11/1/09 9,10,12                      500,000                 32,500
0%/13.75% Sr. Unsec. Disc. Nts.,
Series B, 2/1/10 9,10,12                       200,000                 13,000
11.25% Sr. Nts., Series B,
11/1/09 9,10 [EUR]                             250,000                 15,741
-------------------------------------------------------------------------------
WRC Media, Inc./Weekly Reader
Corp./Compass Learning Corp.,
12.75% Sr. Sub. Nts., 11/15/09                 500,000                492,500
                                                                  -------------
                                                                   20,583,906

-------------------------------------------------------------------------------
Multiline Retail--0.3%
Saks, Inc.:
8.25% Sr. Unsec. Nts., 11/15/08                700,000                700,000
9.875% Nts., 10/1/11                           400,000                420,000
                                                                  -------------
                                                                    1,120,000

STATEMENT OF INVESTMENTS  Continued

                                                 Principal         Market Value
                                                    Amount           See Note 1
--------------------------------------------------------------------------------
Specialty Retail--0.8%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12                       $  300,000           $  262,500
--------------------------------------------------------------------------------
AutoNation, Inc., 9% Sr. Unsec.
Nts., 8/1/08                                       500,000              507,500
--------------------------------------------------------------------------------
CSK Auto, Inc., 12% Sr. Unsec.
Nts., 6/15/06                                      400,000              430,000
--------------------------------------------------------------------------------
Eye Care Centers of America, Inc.,
9.125% Sr. Unsec. Sub. Nts., 5/1/08                200,000              167,000
--------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs.,
5/1/08                                             100,000               88,500
--------------------------------------------------------------------------------
Finlay Fine Jewelry Corp.,
8.375% Sr. Nts., 5/1/08                            300,000              283,500
--------------------------------------------------------------------------------
Gap, Inc. (The), 6.90% Nts., 9/15/07               100,000               98,000
--------------------------------------------------------------------------------
Hollywood Entertainment Corp.,
9.625% Sr. Sub. Nts., 3/15/11                      400,000              410,000
--------------------------------------------------------------------------------
Petco Animal Supplies, Inc.,
10.75% Sr. Sub. Nts., 11/1/11                      200,000              221,250
--------------------------------------------------------------------------------
United Rentals (North America), Inc.:
10.75% Sr. Nts., 4/15/08 6                         300,000              297,000
10.75% Sr. Unsec. Nts., 4/15/08                    500,000              500,000
--------------------------------------------------------------------------------
United Rentals, Inc., 9.25% Sr. Unsec.
Sub. Nts., Series B, 1/15/09                       250,000              205,625
                                                                     -----------
                                                                      3,470,875

--------------------------------------------------------------------------------
Textiles & Apparel--0.2%
Galey & Lord, Inc., 9.125% Sr.
Unsec. Sub. Nts., 3/1/08 1,9,10                    400,000               42,000
--------------------------------------------------------------------------------
Levi Strauss & Co.,
12.25% Sr. Nts., 12/15/12 6                        600,000              591,000
--------------------------------------------------------------------------------
Phillips-Van Heusen Corp.,
9.50% Sr. Unsec. Sub. Nts., 5/1/08                 200,000              201,500
--------------------------------------------------------------------------------
Russell Corp., 9.25% Sr. Nts., 5/1/10              200,000              215,000
                                                                     -----------
                                                                      1,049,500

--------------------------------------------------------------------------------
Consumer Staples--1.6%
--------------------------------------------------------------------------------
Beverages--0.1%
Constellation Brands, Inc.,
8.125% Sr. Sub. Nts., 1/15/12                      300,000              312,000
--------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr.
Unsec. Nts., Series B, 2/1/05                      200,000              157,250
                                                                     -----------
                                                                        469,250

--------------------------------------------------------------------------------
Food & Drug Retailing--0.5%
Delhaize America, Inc.,
8.125% Unsub. Debs., 4/15/11                       632,000              612,361
--------------------------------------------------------------------------------
Fleming Cos., Inc.:
10.125% Sr. Unsec. Nts., 4/1/08                    400,000              346,000
10.625% Sr. Unsec. Sub. Nts.,
Series D, 7/31/07                                  200,000              131,000
--------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
Inc. (The), 9.125% Sr. Nts., 12/15/11              400,000              294,000

                                                 Principal         Market Value
                                                    Amount           See Note 1
--------------------------------------------------------------------------------
Food & Drug Retailing Continued
Pantry, Inc. (The),
10.25% Sr. Sub. Nts., 10/15/07                  $  200,000           $  180,500
--------------------------------------------------------------------------------
Pathmark Stores, Inc.,
8.75% Sr. Sub. Nts., 2/1/12                        500,000              462,500
--------------------------------------------------------------------------------
Real Time Data Co.,
13% Disc. Nts., 5/31/09 1,9,10,13                  142,981               25,736
                                                                     -----------
                                                                      2,052,097

--------------------------------------------------------------------------------
Food Products--0.7%
American Seafood Group LLC,
10.125% Sr. Sub. Nts., 4/15/10                     200,000              205,000
--------------------------------------------------------------------------------
Aurora Foods, Inc.,
8.75% Sr. Sub. Nts., Series B, 7/1/08              200,000               98,000
--------------------------------------------------------------------------------
Burns Philp Capital Pty Ltd.,
9.75% Sr. Sub. Nts., 7/15/12 6                     450,000              434,250
--------------------------------------------------------------------------------
Del Monte Corp.,
8.625% Sr. Sub. Nts., 12/15/12 6                   400,000              410,000
--------------------------------------------------------------------------------
Doane Pet Care Co., 9.75% Sr.
Unsec. Sub. Nts., 5/15/07                          200,000              158,000
--------------------------------------------------------------------------------
Dole Food Co., Inc.,
7.25% Sr. Nts., 5/1/09                             400,000              387,870
--------------------------------------------------------------------------------
Smithfield Foods, Inc., 7.625% Sr.
Unsec. Sub. Nts., 2/15/08                          400,000              392,000
--------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd.,
11.50% Sr. Sec. Sub. Nts., 11/15/07 1              200,000              212,000
--------------------------------------------------------------------------------
United Biscuits Finance plc,
10.75% Sr. Sub. Nts., 4/15/11 1 [GBP]              400,000              734,115
                                                                     -----------
                                                                      3,031,235

--------------------------------------------------------------------------------
Household Products--0.3%
AKI Holdings Corp.,
0%/13.50% Sr. Disc. Debs., 7/1/09 12               150,000              128,437
--------------------------------------------------------------------------------
AKI, Inc., 10.50% Sr. Unsec. Nts.,
7/1/08                                             350,000              341,688
--------------------------------------------------------------------------------
Playtex Products, Inc., 9.375% Sr.
Unsec. Sub. Nts., 6/1/11                           500,000              555,000
--------------------------------------------------------------------------------
Styling Technology Corp., 10.875%
Sr. Unsec. Sub. Nts., 7/1/08 1,9,10                 70,000                   --
                                                                     -----------
                                                                      1,025,125

--------------------------------------------------------------------------------
Energy--2.8%
--------------------------------------------------------------------------------
Energy Equipment & Services--0.9%
Dresser, Inc., 9.375% Sr. Sub. Nts.,
4/15/11                                            300,000              303,000
--------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr.
Unsec. Nts., Series B, 2/15/08 1                   560,000              141,400
--------------------------------------------------------------------------------
Hanover Equipment Trust, 8.50%
Sr. Sec. Nts., Trust 2001, Cl. A, 9/1/08 6         500,000              490,000
--------------------------------------------------------------------------------
Hornbeck-Leevac Marine Services,
Inc., 10.625% Sr. Nts., 8/1/08                     750,000              795,000

                                              Principal            Market Value
                                                Amount               See Note 1
--------------------------------------------------------------------------------
Energy Equipment & Services Continued
Ocean Rig Norway AS,
10.25% Sr. Sec. Nts., 6/1/08               $    700,000            $    633,500
--------------------------------------------------------------------------------
Petroleum Helicopters, Inc.,
9.375% Sr. Nts., 5/1/09                         200,000                 211,250
--------------------------------------------------------------------------------
Petroliam Nasional Berhad,
7.125% Unsub. Nts., 10/18/06 6                  330,000                 369,660
--------------------------------------------------------------------------------
Universal Compression Holdings,
Inc., 0%/9.875% Sr. Disc. Nts.,
2/15/08 1,12                                    800,000                 828,000
                                                                   -------------
                                                                      3,771,810

--------------------------------------------------------------------------------
Oil & Gas--1.9%
Chesapeake Energy Corp.:
7.75% Sr. Nts., 1/15/15 6                       400,000                 400,000
8.125% Sr. Unsec. Nts., 4/1/11                  600,000                 621,000
--------------------------------------------------------------------------------
Forest Oil Corp., 7.75% Sr. Nts.,
5/1/14                                          300,000                 307,500
--------------------------------------------------------------------------------
Frontier Oil Corp., 11.75% Sr. Nts.,
11/15/09                                        400,000                 414,000
--------------------------------------------------------------------------------
Giant Industries, Inc.,
11% Sr. Sub. Nts., 5/15/12                      300,000                 202,500
--------------------------------------------------------------------------------
Newfield Exploration Co.,
8.375% Sr. Sub. Nts., 8/15/12                   500,000                 534,245
--------------------------------------------------------------------------------
Pemex Project Funding Master
Trust, 8.50% Unsub. Nts., 2/15/08               420,000                 469,350
--------------------------------------------------------------------------------
Petroleos Mexicanos:
7.375% Unsec. Nts., 8/13/07 1 [ITL]         550,900,000                 303,722
9.375% Sr. Unsec. Bonds, 12/2/08                585,000                 677,137
--------------------------------------------------------------------------------
Petronas Capital Ltd.:
7.875% Nts., 5/22/22                          1,015,000               1,094,709
7.875% Nts., 5/22/22 6                          355,000                 382,589
--------------------------------------------------------------------------------
Pioneer Natural Resources Co.,
7.50% Sr. Nts., 4/15/12                         600,000                 650,086
--------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub.
Nts., Series B, 5/15/07 1                       300,000                 314,625
--------------------------------------------------------------------------------
Premcor USA, Inc., 11.50% Cum.
Sr. Nts., 10/1/09                                78,000                  75,270
--------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub.
Nts., 9/15/07 1                                 270,000                 282,150
--------------------------------------------------------------------------------
Westport Resources Corp.,
8.25% Sr. Sub. Nts., 11/1/11 6                  400,000                 422,000
--------------------------------------------------------------------------------
XTO Energy, Inc., 7.50% Sr. Nts.,
4/15/12                                         500,000                 533,750
                                                                   -------------
                                                                      7,684,633

--------------------------------------------------------------------------------
Financials--3.3%
--------------------------------------------------------------------------------
Banks--1.0%
Bank Plus Corp., 12% Sr. Nts.,
7/18/07 1                                         7,000                   7,534
--------------------------------------------------------------------------------
BankUnited Capital Trust,
10.25% Capital Securities, 12/31/26 1           100,000                 100,375

                                              Principal            Market Value
                                                Amount               See Note 1
--------------------------------------------------------------------------------
Banks Continued
Chohung Bank,
11.875% Sub. Nts., 4/1/10 2                $    550,000            $    636,335
--------------------------------------------------------------------------------
European Investment Bank Eligible
Interest Nts., 3%, 9/20/06 [JPY]            173,000,000               1,609,001
--------------------------------------------------------------------------------
Hanvit Bank, 12.75% Unsec. Sub.
Nts., 3/1/10 2                                  639,000                 744,351
--------------------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts.,
9/8/04 1                                        150,000                 154,875
--------------------------------------------------------------------------------
Ongko International Finance Co.
BV, 10.50% Sec. Nts., 3/29/04 1,9,10             90,000                     675
--------------------------------------------------------------------------------
Tokai Preferred Capital Co. LLC,
9.98% Non-Cum. Bonds, Series A,
12/29/49 2,6                                    585,000                 513,967
--------------------------------------------------------------------------------
Western Financial Bank, 9.625%
Unsec. Sub. Debs., 5/15/12 1                    500,000                 487,500
                                                                   -------------
                                                                      4,254,613

--------------------------------------------------------------------------------
Diversified Financials--1.5%
AmeriCredit Corp.,
9.875% Sr. Nts., 4/15/06                        600,000                 507,000
--------------------------------------------------------------------------------
Berry Plastics Corp.,
10.75% Sr. Sub. Nts., 7/15/12                   400,000                 428,000
--------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec.
Unsub. Nts., 4/2/12                             655,000                 736,904
--------------------------------------------------------------------------------
Finova Group, Inc. (The),
7.50% Nts., 11/15/09                            900,000                 315,000
--------------------------------------------------------------------------------
Fuji JGB Investment LLC:
9.87% Non-Cum. Bonds,
Series A, 12/31/49 2                            165,000                 146,610
9.87% Non-Cum. Bonds,
Series A, 12/31/49 2,6                          695,000                 617,541
--------------------------------------------------------------------------------
Household Finance Corp.,
7% Nts., 5/15/12                              1,356,000               1,487,792
--------------------------------------------------------------------------------
IBJ Preferred Capital Co.
(The) LLC:
8.79% Bonds, 12/29/49 2,6                     1,685,000               1,426,968
8.79% Non-Cum. Bonds,
Series A, 12/29/49 2                            105,000                  88,921
--------------------------------------------------------------------------------
LaBranche & Co., Inc.,
12% Sr. Unsec. Sub. Nts., 3/2/07                200,000                 224,000
--------------------------------------------------------------------------------
Ocwen Financial Corp.,
11.875% Nts., 10/1/03                           235,000                 237,350
--------------------------------------------------------------------------------
SBS Agro Finance BV,
10.25% Bonds, 7/21/00 1,9,10                    339,000                  15,255
                                                                   -------------
                                                                      6,231,341

--------------------------------------------------------------------------------
Insurance--0.0%
Conseco, Inc., 10.75% Sr. Unsec.
Nts., 6/15/09 6,9                               300,000                  76,500
--------------------------------------------------------------------------------
Real Estate--0.8%
Capstar Hotel Co.,
8.75% Sr. Sub. Nts., 8/15/07                    175,000                 118,125

STATEMENT OF INVESTMENTS  Continued

                                                  Principal        Market Value
                                                     Amount          See Note 1
--------------------------------------------------------------------------------
Real Estate Continued
CB Richard Ellis Services, Inc.,
11.25% Sr. Unsec. Sub. Nts., 6/15/11            $   250,000         $   231,250
--------------------------------------------------------------------------------
Corrections Corp. of America,
9.875% Sr. Nts., 5/1/09 6                           300,000             319,500
--------------------------------------------------------------------------------
Felcor Lodging LP, 8.50% Sr. Nts.,
6/1/11                                              406,000             401,940
--------------------------------------------------------------------------------
Host Marriott LP, 9.50% Sr. Nts.,
1/15/07                                             400,000             408,000
--------------------------------------------------------------------------------
IStar Financial, Inc., 8.75% Sr.
Unsec. Nts., 8/15/08                                200,000             213,081
--------------------------------------------------------------------------------
MeriStar Hospitality Corp.:
8.75% Sr. Unsec. Sub. Nts., 8/15/07                 325,000             219,375
9.125% Sr. Unsec. Nts., 1/15/11                   1,300,000           1,137,500
--------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment
Trust, 9.75% Sr. Sec. Nts., Series B,
4/1/08 1                                            245,000             244,388
                                                                    ------------
                                                                      3,293,159

--------------------------------------------------------------------------------
Health Care--2.2%
--------------------------------------------------------------------------------
Health Care Equipment & Supplies--0.2%
Kinetic Concepts, Inc., 9.625% Sr.
Unsec. Sub. Nts., Series B, 11/1/07                 250,000             260,000
--------------------------------------------------------------------------------
Sybron Dental Specialties, Inc.,
8.125% Sr. Sub. Nts., 6/15/12                       300,000             304,500
--------------------------------------------------------------------------------
Vanguard Health Systems, Inc.,
9.75% Sr. Unsec. Sub. Nts., 8/1/11                  300,000             288,000
                                                                    ------------
                                                                        852,500

--------------------------------------------------------------------------------
Health Care Providers & Services--1.8%
AmerisourceBergen Corp.,
7.25% Sr. Nts., 11/15/12 6                          300,000             309,000
--------------------------------------------------------------------------------
Beverly Enterprises, Inc.,
9.625% Sr. Unsec. Nts., 4/15/09                     800,000             676,000
--------------------------------------------------------------------------------
Extendicare Health Services, Inc.,
9.50% Sr. Nts., 7/1/10 6                            300,000             292,500
--------------------------------------------------------------------------------
Fresenius Medical Care Capital
Trust II, 7.875% Nts., 2/1/08                       900,000             888,750
--------------------------------------------------------------------------------
Fresenius Medical Care Capital
Trust III, 7.375% Nts., 2/1/08  [DEM]                25,000              12,877
--------------------------------------------------------------------------------
Fresenius Medical Care Capital
Trust IV, 7.875% Trust Preferred
Nts., 6/15/11                                       600,000             585,000
--------------------------------------------------------------------------------
Hanger Orthopedic Group, Inc.,
10.375% Sr. Nts., 2/15/09                           125,000             130,000
--------------------------------------------------------------------------------
Healthsouth Corp., 7.625% Nts.,
6/1/12                                            1,000,000             830,000
--------------------------------------------------------------------------------
Magellan Health Services, Inc.,
9.375% Sr. Nts., 11/15/07 6                         700,000             556,500
--------------------------------------------------------------------------------
Medquest, Inc., 11.875% Sr. Sub. Nts.,
8/15/12 6                                           600,000             588,000

                                                  Principal        Market Value
                                                     Amount          See Note 1
--------------------------------------------------------------------------------
Health Care Providers & Services Continued
PacifiCare Health Systems, Inc.,
10.75% Sr. Unsec. Unsub. Nts.,
6/1/09                                          $   900,000         $   967,500
--------------------------------------------------------------------------------
Tenet Healthcare Corp.,
6.375% Sr. Nts., 12/1/11                            959,000             864,797
--------------------------------------------------------------------------------
Triad Hospitals, Inc., 8.75% Sr.
Unsec. Nts., Series B, 5/1/09                       400,000             430,500
--------------------------------------------------------------------------------
US Oncology, Inc.,
9.625% Sr. Sub. Nts., 2/1/12                        300,000             306,000
                                                                    ------------
                                                                      7,437,424

--------------------------------------------------------------------------------
Pharmaceuticals--0.2%
aaiPharma, Inc., 11% Sr. Sub. Nts.,
4/1/10                                              200,000             201,000
--------------------------------------------------------------------------------
Pfizer, Inc., 0.80% Unsec. Bonds,
Series INTL, 3/18/08[JPY]                        53,000,000             453,941
                                                                    ------------
                                                                        654,941

--------------------------------------------------------------------------------
Industrials--5.0%
--------------------------------------------------------------------------------
Aerospace & Defense--0.5%
Alliant Techsystems, Inc., 8.50%
Sr. Unsec. Sub. Nts., 5/15/11                       300,000             325,500
--------------------------------------------------------------------------------
American Plumbing & Mechanical,
Inc., 11.625% Sr. Sub. Nts., Series B,
10/15/08 1                                          425,000             125,375
--------------------------------------------------------------------------------
BE Aerospace, Inc., 8.875% Sr.
Unsec. Sub. Nts., 5/1/11                            200,000             148,000
--------------------------------------------------------------------------------
Boeing Capital Corp., 5.80% Nts.,
1/15/13                                             305,000             309,489
--------------------------------------------------------------------------------
K&F Industries, Inc., 9.625% Sr.
Sub. Nts., 12/15/10 6                               225,000             230,063
--------------------------------------------------------------------------------
L-3 Communications Corp.,
7.625% Sr. Sub. Nts., 6/15/12                       300,000             310,500
--------------------------------------------------------------------------------
Rexnord Corp., 10.125% Sr. Sub.
Nts., 12/15/12 6                                    350,000             360,500
--------------------------------------------------------------------------------
TransDigm, Inc., 10.375% Sr.
Sub. Nts., 12/1/08                                  200,000             208,000
                                                                    ------------
                                                                      2,017,427

--------------------------------------------------------------------------------
Air Freight & Couriers--0.0%
Atlas Air, Inc.:
9.25% Sr. Nts., 4/15/08                             100,000              21,250
9.375% Sr. Unsec. Nts., 11/15/06                    650,000             138,125
                                                                    ------------
                                                                        159,375

--------------------------------------------------------------------------------
Airlines--0.1%
America West Airlines, Inc.,
10.75% Sr. Nts., 9/1/05                             450,000             182,250
--------------------------------------------------------------------------------
Amtran, Inc.:
9.625% Nts., 12/15/05                               300,000             126,000
10.50% Sr. Nts., 8/1/04                             700,000             294,000
                                                                    ------------
                                                                        602,250

                                                    Principal      Market Value
                                                       Amount        See Note 1
--------------------------------------------------------------------------------
Building Products--0.3%
Associated Materials, Inc.,
9.75% Sr. Sub. Nts., 4/15/12                       $  200,000        $  212,000
--------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Unsec. Nts., Series B,
9/1/07                                                650,000           669,500
9.25% Sr. Nts., Series B, 3/15/07                     150,000           154,875
9.875% Sr. Unsec. Sub. Nts., 6/15/11                  250,000           251,562
                                                                     -----------
                                                                      1,287,937

--------------------------------------------------------------------------------
Commercial Services & Supplies--1.9%
Allied Waste North America, Inc.:
8.50% Sr. Sub. Nts., 12/1/08                          900,000           909,000
8.875% Sr. Nts., Series B, 4/1/08                     800,000           816,000
9.25% Sr. Nts., 9/1/12 6                            1,450,000         1,493,500
10% Sr. Unsec. Sub. Nts., Series B,
8/1/09                                                900,000           897,750
--------------------------------------------------------------------------------
Budget Group, Inc., 9.125% Sr.
Unsec. Nts., 4/1/06 9,10                              700,000           157,500
--------------------------------------------------------------------------------
Buhrmann US, Inc., 12.25% Sr.
Unsec. Sub. Nts., 11/1/09                             500,000           467,500
--------------------------------------------------------------------------------
Coinmach Corp., 9% Sr. Nts.,
2/1/10                                                250,000           263,437
--------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts.,
3/1/07 1                                              350,000           364,000
--------------------------------------------------------------------------------
Hydrochem Industrial Services,
Inc., 10.375% Sr. Sub. Nts., 8/1/07 1                 150,000           113,438
--------------------------------------------------------------------------------
Iron Mountain, Inc.,
7.75% Sr. Sub. Nts., 1/15/15                          400,000           402,000
--------------------------------------------------------------------------------
IT Group, Inc., 11.25% Sr. Unsec.
Sub. Nts., Series B, 4/1/09 1,9,10                    400,000               520
--------------------------------------------------------------------------------
Kindercare Learning Centers, Inc.,
9.50% Sr. Sub. Nts., 2/15/09                          500,000           487,500
--------------------------------------------------------------------------------
Mail-Well I Corp., 9.625% Sr. Nts.,
3/15/12                                               400,000           358,000
--------------------------------------------------------------------------------
NDCHealth Corp.,
10.50% Sr. Sub. Nts., 12/1/12 6                       250,000           251,250
--------------------------------------------------------------------------------
Protection One, Inc./Protection
One Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05                       400,000           330,000
--------------------------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr.
Unsec. Nts., 5/15/09 1,9,10                           400,000            16,000
--------------------------------------------------------------------------------
Synagro Technologies, Inc.,
9.50% Sr. Sub. Nts., 4/1/09                           200,000           209,500
--------------------------------------------------------------------------------
Waste Management, Inc.,
6.375% Nts., 11/15/12 6                               183,000           188,659
                                                                     -----------
                                                                      7,725,554

                                                    Principal      Market Value
                                                       Amount        See Note 1
--------------------------------------------------------------------------------
Construction & Engineering--0.3%

Integrated Electrical Services, Inc.,
9.375% Sr. Sub. Nts., Series C,
2/1/09 1                                           $  700,000        $  647,500
--------------------------------------------------------------------------------
URS Corp.:
11.50% Sr. Nts., 9/15/09 6                            150,000           134,250
12.25% Sr. Sub. Nts., Series B, 5/1/09                375,000           301,875
                                                                     -----------
                                                                      1,083,625

--------------------------------------------------------------------------------
Electrical Equipment--0.0%
Dayton Superior Corp., 13% Sr.
Unsec. Sub. Nts., 6/15/09                             200,000           173,000
--------------------------------------------------------------------------------
Industrial Conglomerates--0.4%
Great Lakes Dredge & Dock Corp.,
11.25% Sr. Unsec. Sub. Nts., 8/15/08                  500,000           523,125
--------------------------------------------------------------------------------
Tyco International Group SA,
6.375% Nts., 10/15/11                               1,000,000           936,836
                                                                     -----------
                                                                      1,459,961

--------------------------------------------------------------------------------
Machinery--1.1%
Actuant Corp., 13% Sr. Sub. Nts.,
5/1/09                                                208,000           244,400
--------------------------------------------------------------------------------
AGCO Corp., 9.50% Sr. Unsec. Nts.,
5/1/08                                                800,000           868,000
--------------------------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts.,
8/1/09                                                300,000           188,250
--------------------------------------------------------------------------------
Cummins, Inc., 9.50% Sr. Nts.,
12/1/10                                               200,000           214,000
--------------------------------------------------------------------------------
Eagle-Picher Industries, Inc.,
9.375% Sr. Unsec. Sub. Nts., 3/1/08 1                 300,000           213,000
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The),
10.50% Sr. Sub. Nts., 8/1/12 6                        500,000           521,250
--------------------------------------------------------------------------------
NMHG Holding Co., 10% Sr. Nts.,
5/15/09                                               300,000           301,500
--------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc.,
9.625% Sr. Sub. Nts., Series B, 6/15/07               540,000           510,975
--------------------------------------------------------------------------------
SPX Corp., 7.50% Sr. Nts., 1/1/13                     800,000           815,000
--------------------------------------------------------------------------------
Terex Corp.:
8.875% Sr. Unsec. Sub. Nts., 4/1/08                   250,000           226,563
8.875% Sr. Unsec. Sub. Nts., Series C,
4/1/08                                                100,000            90,625
9.25% Sr. Unsec. Sub. Nts., 7/15/11                   400,000           366,500
                                                                     -----------
                                                                      4,560,063

--------------------------------------------------------------------------------
Marine--0.2%
CP Ships Ltd., 10.375% Sr. Nts.,
7/15/12                                               600,000           633,000
--------------------------------------------------------------------------------
Millenium Seacarriers, Inc., Units (each
unit consists of $1,000 principal amount
of 12% first priority ship mtg. sr. sec. nts ,
7/15/05 and one warrant to purchase
five shares of common stock) 1,9,10,14                250,000           125,000

STATEMENT OF INVESTMENTS  Continued

                                                     Principal     Market Value
                                                       Amount       See Note 1
--------------------------------------------------------------------------------
Marine Continued
Navigator Gas Transport plc,
10.50% First Priority Ship Mtg.
Nts., 6/30/07 6,9                                   $  175,000      $   53,813
                                                                    ------------
                                                                       811,813

--------------------------------------------------------------------------------
Road & Rail--0.2%
Kansas City Southern Railway Co.
(The), 7.50% Sr. Nts., 6/15/09                         400,000         424,000
--------------------------------------------------------------------------------
Stena AB, 9.625% Sr. Nts., 12/1/12 6                   250,000         259,375
                                                                    ------------
                                                                       683,375

--------------------------------------------------------------------------------
Information Technology--1.5%
--------------------------------------------------------------------------------
Communications Equipment--0.0%
CellNet Data Systems, Inc.,
14% Sr. Unsec. Disc. Nts., 10/1/07 1,9,10              400,000              --
--------------------------------------------------------------------------------
Orion Network Systems, Inc.,
12.50% Sr. Disc. Nts., 1/15/07 1                       675,000         177,187
                                                                    ------------
                                                                       177,187

--------------------------------------------------------------------------------
Computers & Peripherals--0.1%
Seagate Technology Hdd Holdings,
8% Sr. Nts., 5/15/09 6                                 200,000         208,000
--------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.8%
ChipPAC International Co. Ltd.,
12.75% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09                                       600,000         633,000
--------------------------------------------------------------------------------
Communications & Power
Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05 1                                     250,000         211,250
--------------------------------------------------------------------------------
Fisher Scientific International, Inc.:
8.125% Sr. Sub. Nts., 5/1/12                           300,000         312,000
9% Sr. Unsec. Sub. Nts., 2/1/08                        400,000         419,000
9% Sr. Unsec. Sub. Nts., 2/1/08 1                      105,000         109,987
--------------------------------------------------------------------------------
Flextronics International Ltd.,
9.875% Sr. Unsec. Sub. Nts., 7/1/10                    500,000         541,250
--------------------------------------------------------------------------------
Ingram Micro, Inc., 9.875% Sr.
Unsec. Sub. Nts., 8/15/08                              700,000         742,000
--------------------------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts.,
8/15/07 9,10                                           400,000          10,000
--------------------------------------------------------------------------------
PerkinElmer, Inc., 8.875% Sr. Sub.
Nts., 1/15/13 6                                        300,000         297,000
                                                                    ------------
                                                                     3,275,487

--------------------------------------------------------------------------------
Internet Software & Services--0.0%
Equinix, Inc., 13% Sr. Unsec. Nts.,
12/1/07 1,9                                            200,000          33,000
--------------------------------------------------------------------------------
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 1,9,10 [EUR]                 400,000          18,889
--------------------------------------------------------------------------------
FirstWorld Communications, Inc.,
0%/13% Sr. Disc. Nts., 4/15/08 1,9,10,12               250,000             313
--------------------------------------------------------------------------------
Globix Corp., 9.075% Sr. Nts., 4/26/08                  59,016          42,492

                                                     Principal     Market Value
                                                       Amount       See Note 1
--------------------------------------------------------------------------------
Internet Software & Services Continued
PSINet, Inc.:
10.50% Sr. Unsec. Nts.,
12/1/06 1,9,10 [EUR]                                   100,000      $    6,952
11% Sr. Nts., 8/1/09 1,9,10                            275,784           9,652
                                                                    ------------
                                                                       111,298

--------------------------------------------------------------------------------
Office Electronics--0.0%
ASAT Finance LLC, 12.50% Sr. Unsec.
Nts., 11/1/06                                          162,500         122,688
--------------------------------------------------------------------------------
Semiconductor Equipment & Products--0.6%
Amkor Technology, Inc.:
9.25% Sr. Unsec. Nts., 5/1/06                          400,000         344,000
9.25% Sr. Unsec. Sub. Nts., 2/15/08                    250,000         212,500
--------------------------------------------------------------------------------
Fairchild Semiconductor Corp.:
10.375% Sr. Unsec. Nts., 10/1/07                       500,000         527,500
10.50% Sr. Unsec. Sub. Nts., 2/1/09                    300,000         325,500
--------------------------------------------------------------------------------
Micron Technology, Inc.,
6.50% Sub. Nts., 9/30/05                             1,000,000         865,000
                                                                    ------------
                                                                     2,274,500

--------------------------------------------------------------------------------
Materials--4.8%
--------------------------------------------------------------------------------
Chemicals--0.8%
Compass Minerals Group, Inc.,
10% Sr. Sub. Nts., 8/15/11                             450,000         495,000
--------------------------------------------------------------------------------
Equistar Chemicals LP, 8.75% Sr.
Unsec. Nts., 2/15/09                                   600,000         525,712
--------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts.,
7/1/09 [EUR]                                           200,000         159,509
Zero Coupon Sr. Unsec. Disc.
Nts., 13.09%, 12/31/09 11                              600,000         138,000
--------------------------------------------------------------------------------
Huntsman International LLC,
9.875% Sr. Nts., 3/1/09                                300,000         301,500
--------------------------------------------------------------------------------
ISP Holdings, Inc., 10.625% Sr.
Sec. Nts., 12/15/09                                    200,000         175,000
--------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08                              300,000         280,500
9.625% Sr. Sec. Nts., Series A, 5/1/07 5               400,000         386,000
9.875% Sec. Nts., Series B, 5/1/07                     400,000         386,000
--------------------------------------------------------------------------------
OM Group, Inc., 9.25% Sr. Sub.
Nts., 12/15/11                                         200,000         109,000
--------------------------------------------------------------------------------
PCI Chemicals Canada,
10% Sr. Sec. Nts., 12/31/08                            113,061          79,708
--------------------------------------------------------------------------------
Pioneer Cos., Inc., 4.90% Sr. Sec.
Nts., 12/31/06 2                                        37,688          26,240
--------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
10% Sr. Sec. Nts., 12/19/07                            159,000         103,350
11.25% Sr. Sub. Nts., 8/15/06 9,10                     540,000              --
--------------------------------------------------------------------------------
Unifrax Investment Corp.,
10.50% Sr. Nts., 11/1/03 1                              50,000          50,313
                                                                    ------------
                                                                     3,215,832

                                                      Principal     Market Value
                                                        Amount       See Note 1
-------------------------------------------------------------------------------
Construction Materials--0.0%
Formica Corp., 10.875% Sr. Unsec.
Sub. Nts., Series B, 3/1/09 1,9,10                     $200,000      $   49,000
-------------------------------------------------------------------------------
Containers & Packaging--1.7%
Ball Corp.:
6.875% Sr. Nts., 12/15/12 6                             300,000         303,000
7.75% Sr. Unsec. Nts., 8/1/06 1                         125,000         131,875
8.25% Sr. Unsec. Sub. Nts., 8/1/08                      125,000         132,187
-------------------------------------------------------------------------------
Graphic Packaging Corp.,
8.625% Sub. Nts., 2/15/12                               500,000         528,750
-------------------------------------------------------------------------------
Jefferson Smurfit Corp.,
8.25% Sr. Nts., 10/1/12 6                               250,000         256,250
-------------------------------------------------------------------------------
MDP Acquisitions plc,
9.625% Sr. Nts., 10/1/12 6                              400,000         418,000
-------------------------------------------------------------------------------
Owens-Brockway Glass
Container, Inc.:
8.75% Sr. Sec. Nts., 11/15/12 6                         600,000         612,000
8.75% Sr. Sec. Nts., 11/15/12 6                         400,000         408,000
8.875% Sr. Sec. Nts., 2/15/09                           200,000         207,000
-------------------------------------------------------------------------------
Packaging Corp. of America,
9.625% Sr. Unsec. Sub. Nts., 4/1/09                     750,000         808,125
-------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                         750,000         780,000
10.875% Sr. Sub. Nts., 4/1/08                           250,000         252,500
-------------------------------------------------------------------------------
Silgan Holdings, Inc.,
9% Sr. Sub. Debs., 6/1/09                               200,000         209,500
-------------------------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                                 600,000         618,000
9.25% Sr. Unsec. Nts., 2/1/08                           200,000         212,500
9.75% Sr. Unsec. Nts., 2/1/11                           600,000         645,000
-------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr. Sub. Nts.,
6/15/12 6                                               500,000         497,500
                                                                     -----------
                                                                      7,020,187

-------------------------------------------------------------------------------
Metals & Mining--1.5%
AK Steel Corp.:
7.75% Sr. Unsec. Nts., 6/15/12 6                      1,200,000       1,215,000
7.875% Sr. Unsec. Nts., 2/15/09                         500,000         507,500
-------------------------------------------------------------------------------
Better Minerals & Aggregates Co.,
13% Sr. Unsec. Sub. Nts., 9/15/09                       100,000          36,500
-------------------------------------------------------------------------------
California Steel Industries Corp.,
8.50% Sr. Unsec. Nts., Series B,
4/1/09                                                  200,000         202,500
-------------------------------------------------------------------------------
Centaur Mining & Exploration
Ltd., 11% Sr. Nts., 12/1/07 1,9                          94,344           1,887
-------------------------------------------------------------------------------
Century Aluminum Co.,
11.75% Sr. Sec. Nts., 4/15/08                           500,000         487,500
-------------------------------------------------------------------------------
Great Lakes Carbon Corp.,
7.94% Sr. Sub. Nts., Series B, 5/15/08                  447,000         319,605
-------------------------------------------------------------------------------
International Utility Structures,
Inc., 13% Unsec. Sub. Nts., 2/1/08 1                     71,000          14,200
-------------------------------------------------------------------------------
Jorgensen (Earle M.) Co.,
9.75% Sr. Sec. Nts., 6/1/12                             500,000         511,250

                                                      Principal    Market Value
                                                         Amount      See Note 1
--------------------------------------------------------------------------------
Metals & Mining Continued
Kaiser Aluminum & Chemical Corp.:
10.875% Sr. Nts., Series B,
10/15/06 9,10                                        $  500,000      $  337,500
12.75% Sr. Sub. Nts., 2/1/03 9,10                       800,000          64,000
--------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts.,
12/1/07                                                 500,000         360,000
--------------------------------------------------------------------------------
National Steel Corp., 9.875% First
Mtg. Bonds, Series D, 3/1/09 9,10                       800,000         315,000
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc.,
10% Nts., 7/15/09 6                                     400,000         408,000
--------------------------------------------------------------------------------
P&L Coal Holdings Corp.,
9.625% Sr. Sub. Nts., Series B,
5/15/08                                                 403,000         427,684
--------------------------------------------------------------------------------
Steel Dynamics, Inc.,
9.50% Sr. Nts., 3/15/09                                 200,000         210,500
--------------------------------------------------------------------------------
UCAR Finance, Inc.,
10.25% Sr. Nts., 2/15/12                                300,000         240,000
--------------------------------------------------------------------------------
United States Steel LLC,
10.75% Sr. Nts., 8/1/08                                 800,000         792,000
                                                                     -----------
                                                                      6,450,626

--------------------------------------------------------------------------------
Paper & Forest Products--0.8%
Abitibi-Consolidated, Inc.,
8.55% Nts., 8/1/10                                      200,000         222,350
--------------------------------------------------------------------------------
Ainsworth Lumber Co. Ltd.:
12.50% Sr. Nts., 7/15/07 13                             400,000         418,000
13.875% Sr. Sec. Nts., 7/15/07                          400,000         430,000
--------------------------------------------------------------------------------
Doman Industries Ltd.,
8.75% Sr. Nts., 3/15/04 9                               900,000         117,000
--------------------------------------------------------------------------------
Fort James Corp.,
6.875% Sr. Nts., 9/15/07                                500,000         477,500
--------------------------------------------------------------------------------
Georgia-Pacific Corp.,
8.125% Sr. Unsec. Nts., 5/15/11                       1,450,000       1,384,750
--------------------------------------------------------------------------------
U.S. Timberlands Co. LP,
9.625% Sr. Nts., 11/15/07                               300,000         183,000
                                                                     -----------
                                                                      3,232,600

--------------------------------------------------------------------------------
Telecommunication Services--2.6%
--------------------------------------------------------------------------------
Diversified Telecommunication Services--1.2%
360networks, Inc., 13% Sr. Unsec.
Nts., 5/1/08 1,9,10 [EUR]                               250,000              26
--------------------------------------------------------------------------------
Adelphia Business Solutions, Inc.,
12% Sr. Sub. Nts., 11/1/07 1,9,10                       200,000           1,500
--------------------------------------------------------------------------------
COLO.com, Inc., 13.875% Sr. Nts.,
3/15/10 1,9,10                                          344,725           3,447
--------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
11.20% Sr. Unsec. Disc. Debs.,
11/15/07                                                250,000         177,500
--------------------------------------------------------------------------------
Concentric Network Corp.,
12.75% Sr. Unsec. Nts., 12/15/07 1,9,10                  80,000             500

STATEMENT OF INVESTMENTS  Continued

                                                     Principal     Market Value
                                                        Amount       See Note 1
--------------------------------------------------------------------------------
Diversified Telecommunication Services Continued
Deutsche Telekom International
Finance BV, 8.50% Unsub. Nts.,
6/15/10                                             $  305,000       $  351,873
--------------------------------------------------------------------------------
Dex Media East LLC,
9.875% Sr. Nts., 11/15/09 6                            200,000          215,000
--------------------------------------------------------------------------------
Diamond Cable Communications
plc, 11.75% Sr. Disc. Nts., 12/15/05 9,10              500,000           47,500
--------------------------------------------------------------------------------
Focal Communications Corp.:
0%/12.125% Sr. Unsec. Disc. Nts.,
2/15/08 1,9,10,12                                       80,000            2,000
11.875% Sr. Unsec. Nts., Series B,
1/15/10 1,9                                             75,000            1,875
--------------------------------------------------------------------------------
France Telecom SA,
9.25% Sr. Unsec. Nts., 3/1/11                        1,040,000        1,204,646
--------------------------------------------------------------------------------
Intermedia Communications, Inc.,
0%/12.25% Sr. Disc. Nts., Series B,
3/1/09 1,9,10,12                                       200,000           27,000
--------------------------------------------------------------------------------
IPC Acquisition Corp.,
11.50% Sr. Sub. Nts., 12/15/09                         400,000          346,000
--------------------------------------------------------------------------------
Level 3 Communications, Inc.,
0%/10.50% Sr. Disc. Nts., 12/1/08 12                   700,000          334,250
--------------------------------------------------------------------------------
Metromedia Fiber Network, Inc.,
10% Sr. Unsec. Nts., Series B,
11/15/08 1,9,10                                        400,000            7,000
--------------------------------------------------------------------------------
NorthPoint Communications Group,
Inc., 12.875% Nts., 2/15/10 9,10                       250,000           38,750
--------------------------------------------------------------------------------
NTL Communications Corp.,
0%/9.75% Sr. Unsec. Nts., Series B,
4/15/09 9,10,12 [GBP]                                  775,000           99,814
--------------------------------------------------------------------------------
Qwest Corp., 8.875% Nts., 3/15/12 6                    300,000          292,500
--------------------------------------------------------------------------------
Sprint Capital Corp., 8.375% Nts.,
3/15/12                                                450,000          448,602
--------------------------------------------------------------------------------
Telewest Communications plc:
0%/9.25% Sr. Disc. Nts., 4/15/09 9,12                  600,000           87,000
0%/9.875% Sr. Disc. Nts.,
4/15/09 1,9,12 [GBP]                                   200,000           49,907
--------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts.,
12/1/07 1,9,10                                         500,000               50
--------------------------------------------------------------------------------
Verizon Global Funding Corp.,
7.375% Sr. Nts., 9/1/12                                915,000        1,054,983
--------------------------------------------------------------------------------
Viatel, Inc., 11.25% Sr. Sec. Nts.,
4/15/08 1,9,10                                         500,000               --
--------------------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 1,9,10                        250,000               25
--------------------------------------------------------------------------------
XO Communications, Inc.:
0%/12.25% Sr. Unsec. Disc. Nts.,
6/1/09 1,9,10,12                                       400,000            2,500
9% Sr. Unsec. Nts., 3/15/08 1,9,10                     250,000            1,563
9.625% Sr. Nts., 10/1/07 1,9,10                        200,000            1,250
10.75% Sr. Unsec. Nts., 11/15/08 1,9,10                300,000            1,875
                                                                     -----------
                                                                      4,798,936

                                                     Principal     Market Value
                                                        Amount       See Note 1
--------------------------------------------------------------------------------
Wireless Telecommunication Services--1.4%
Alamosa Delaware, Inc.,
12.50% Sr. Unsec. Nts., 2/1/11                      $  300,000       $   91,500
--------------------------------------------------------------------------------
American Cellular Corp.,
9.50% Sr. Sub. Nts., 10/15/09 9                        750,000          146,250
--------------------------------------------------------------------------------
AT&T Corp., 8.50% Sr. Nts.,
11/15/31 2                                             500,000          553,009
--------------------------------------------------------------------------------
Crown Castle International Corp.:
0%/10.375% Sr. Disc. Nts., 5/15/11 12                  500,000          327,500
10.625% Sr. Unsec. Disc. Nts.,
11/15/07 12                                            500,000          452,500
--------------------------------------------------------------------------------
IPCS, Inc., 0%/14% Sr. Unsec.
Disc. Nts., 7/15/10 12                                 300,000           13,500
--------------------------------------------------------------------------------
Leap Wireless International, Inc.:
0%/14.50% Sr. Unsec. Disc. Nts.,
4/15/10 9,12                                           700,000           66,500
12.50% Sr. Nts., 4/15/10 1,9                           100,000           14,500
--------------------------------------------------------------------------------
Microcell Telecommunications,
Inc., 11.125% Sr. Disc. Nts.,
Series B, 10/15/07 1,9 [CAD]                           300,000            5,697
--------------------------------------------------------------------------------
Nextel Communications, Inc.:
9.375% Sr. Unsec. Nts., 11/15/09                     1,300,000        1,183,000
10.65% Sr. Disc. Nts., 9/15/07                         750,000          720,000
--------------------------------------------------------------------------------
Nextel Partners, Inc.,
11% Sr. Unsec. Nts., 3/15/10                           250,000          213,750
--------------------------------------------------------------------------------
Orbcomm Global LP (Escrow),
8/15/04 9,10                                           200,000               --
--------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08                           300,000          181,500
--------------------------------------------------------------------------------
SBA Communications Corp.:
0%/12% Sr. Unsec. Disc. Nts.,
3/1/08 12                                              800,000          428,000
10.25% Sr. Unsec. Nts., 2/1/09                         200,000          109,000
--------------------------------------------------------------------------------
TeleCorp PCS, Inc.:
0%/11.625% Sr. Unsec. Sub. Disc.
Nts., 4/15/09 12                                       304,000          288,040
10.625% Sr. Unsec. Sub. Nts.,
7/15/10                                                293,000          316,440
--------------------------------------------------------------------------------
Tritel PCS, Inc.:
0%/12.75% Sr. Unsec. Sub. Disc.
Nts., 5/15/09 12                                       221,000          206,635
10.375% Sr. Sub. Nts., 1/15/11                         270,000          290,250
--------------------------------------------------------------------------------
Triton PCS, Inc., 8.75% Sr. Unsec.
Sub. Nts., 11/15/11                                    200,000          163,000
--------------------------------------------------------------------------------
US Unwired, Inc., 0%/13.375% Sr.
Unsec. Sub. Disc. Nts., Series B,
11/1/09 12                                             900,000           58,500
                                                                     -----------
                                                                      5,829,071

                                                    Principal     Market Value
                                                       Amount       See Note 1
--------------------------------------------------------------------------------
Utilities--1.7%
--------------------------------------------------------------------------------
Electric Utilities--1.1%
AES Corp. (The):
8.75% Sr. Unsec. Unsub. Nts.,
6/15/08                                         $    500,000      $    295,000
8.875% Sr. Unsec. Nts., 2/15/11                      500,000           292,500
--------------------------------------------------------------------------------
AES Drax Holdings Ltd., 10.41% Sr.
Sec. Sub. Nts., Series B, 12/31/20                   300,000           163,500
--------------------------------------------------------------------------------
Caithness Coso Funding Corp.,
9.05% Sr. Sec. Nts., Series B,
12/15/09                                             371,259           365,690
--------------------------------------------------------------------------------
Calpine Corp., 8.50% Sr. Unsec.
Nts., 2/15/11                                      1,900,000           836,000
--------------------------------------------------------------------------------
Central Termica Guemes SA,
3% Unsec. Unsub. Bonds, 9/26/10 2                     90,000             9,900
--------------------------------------------------------------------------------
CMS Energy Corp.:
8.50% Sr. Nts., 4/15/11                              250,000           217,867
9.875% Sr. Unsec. Nts., 10/15/07                     400,000           380,421
--------------------------------------------------------------------------------
Edison Mission Energy,
10% Sr. Unsec. Nts., 8/15/08                         800,000           388,000
--------------------------------------------------------------------------------
FirstEnergy Corp., 7.375% Sr.
Unsub. Nts., Series C, 11/15/31                      884,000           859,942
--------------------------------------------------------------------------------
Funding Corp./Beaver Valley
Funding Corp., 9% Second Lease
Obligation Bonds, 6/1/17                             199,000           220,820
--------------------------------------------------------------------------------
Mirant Americas Generation LLC,
7.625% Sr. Unsec. Nts., 5/1/06                       200,000           106,000
--------------------------------------------------------------------------------
Westar Energy, Inc.,
9.75% Sr. Unsec. Nts., 5/15/07                       600,000           546,556
                                                                  --------------
                                                                     4,682,196

--------------------------------------------------------------------------------
Gas Utilities--0.5%
AmeriGas Partners LP/
AmeriGas Eagle Finance Corp.:
8.875% Sr. Nts., 5/20/11 6                           200,000           209,000
8.875% Sr. Unsec. Nts., 5/20/11                      300,000           313,500
--------------------------------------------------------------------------------
El Paso Energy Corp.,
7.625% Nts., 7/15/11                                 200,000           134,222
--------------------------------------------------------------------------------
El Paso Energy Partners LP,
10.625% Sr. Sub. Nts., 12/1/12 6                     350,000           359,625
--------------------------------------------------------------------------------
Leviathan Gas Pipeline Partners
LP/Leviathan Finance Corp.,
10.375% Sr. Unsec. Sub. Nts.,
Series B, 6/1/09 1                                   400,000           408,000
--------------------------------------------------------------------------------
NiSource Finance Corp.,
7.875% Sr. Unsec. Nts., 11/15/10                     501,000           551,428
--------------------------------------------------------------------------------
Williams Cos., Inc. (The),
7.125% Nts., 9/1/11                                  400,000           264,000
                                                                  --------------
                                                                     2,239,775

                                                   Principal      Market Value
                                                      Amount        See Note 1
--------------------------------------------------------------------------------
Multi-Utilities--0.1%
Consumers Energy Co.,
7.375% Nts., 9/15/23                            $    250,000      $    242,739
--------------------------------------------------------------------------------
Dynegy Holdings, Inc.,
8.75% Sr. Nts., 2/15/12                              250,000            88,750
                                                                  --------------
                                                                       331,489
                                                                  --------------
Total Corporate Bonds and Notes
(Cost $175,707,408)                                                156,545,493

                                                      Shares
--------------------------------------------------------------------------------
Preferred Stocks--0.6%
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 1,13                            4,253                43
--------------------------------------------------------------------------------
Criimi Mae, Inc., 10.875% Cum.
Cv., Series B, Non-Vtg                                46,000           966,000
--------------------------------------------------------------------------------
Crown American Realty Trust,
11% Cum., Series A, Non-Vtg.                           2,000           110,700
--------------------------------------------------------------------------------
Doane Pet Care Co.,
14.25% Jr. Sub. Debs., Non-Vtg. 1,10                   5,000           151,250
--------------------------------------------------------------------------------
e.spire Communications, Inc.,
12.75% Jr. Redeemable, Non-Vtg. 1,10,13                  216                22
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc.,
11.75% Cum. Exchangeable,
Series B, Non-Vtg. 10                                  5,000           101,250
--------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv.,
Series C, Non-Vtg. 1                                   6,026             6,026
--------------------------------------------------------------------------------
ICG Holdings, Inc.,
14.25% Exchangeable, Non-Vtg. 1,10,13                    151                 2
--------------------------------------------------------------------------------
Nebco Evans Holdings, Inc.,
11.25% Sr. Redeemable
Exchangeable, Non-Vtg. 1,10,13                         6,061                --
--------------------------------------------------------------------------------
Nextel Communications, Inc.,
13% Cum., Series D, Non-Vtg. 13                            2               184
--------------------------------------------------------------------------------
Paxson Communications Corp.,
13.25% Cum. Jr. Exchangeable,
Non-Vtg. 13                                               34           177,650
--------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum.,
Series B, Non-Vtg. 13                                    597           150,742
--------------------------------------------------------------------------------
Sovereign Real Estate Investment
Trust, 12% Non-Cum., Series A 1                        4,600           511,750
                                                                  --------------
Total Preferred Stocks (Cost $4,555,254)                             2,175,619

--------------------------------------------------------------------------------
Common Stocks--0.2%
Adelphia Business Solutions, Inc. 10                     363                 8
--------------------------------------------------------------------------------
Celcaribe SA 1                                        24,390               244
--------------------------------------------------------------------------------
Contour Energy Co. 1,10                                5,400                97
--------------------------------------------------------------------------------
Covad Communications Group, Inc. 10                   16,528            15,536
--------------------------------------------------------------------------------
Criimi MAE, Inc. 10                                   71,447           728,045
--------------------------------------------------------------------------------
Geotek Communications, Inc. 1,10                          90                --

STATEMENT OF INVESTMENTS  Continued

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Common Stocks Continued
Geotek Communications, Inc.,
Series B (Escrowed) 1,10                                   210          $    --
--------------------------------------------------------------------------------
Globix Corp. 10                                          6,880           13,760
--------------------------------------------------------------------------------
Horizon Natural Resources Co. 1,10                       6,667               67
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 10                                         6,016            7,640
--------------------------------------------------------------------------------
Orbital Sciences Corp. 10                                  457            1,929
--------------------------------------------------------------------------------
Pioneer Cos., Inc. 1,10                                  7,312           12,796
--------------------------------------------------------------------------------
Prandium, Inc. 10                                       24,165            7,249
--------------------------------------------------------------------------------
Premier Holdings Ltd. 1,10                              18,514               --
--------------------------------------------------------------------------------
Southern Pacific Funding Corp.,
Liquidating Trust 1,10                                  83,868               --
--------------------------------------------------------------------------------
Star Gas Partners LP                                       187            3,459
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. 10                                647           22,645
--------------------------------------------------------------------------------
TVMAX Holdings, Inc. 1,10                                1,000               10
--------------------------------------------------------------------------------
Viatel Holding Ltd. (Bermuda) 1,10                       1,958              999
--------------------------------------------------------------------------------
Wilshire Financial Services
Group, Inc. 10                                           6,273           20,701
--------------------------------------------------------------------------------
WRC Media Corp. 1,10                                     1,082               11
                                                                        --------
Total Common Stocks (Cost $2,144,247)                                   835,196

                                                         Units
--------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.3%
ASAT Finance LLC Wts., Exp
11/1/06 1,10                                               250              312
--------------------------------------------------------------------------------
Banco Central Del Uruguay Rts.,
Exp. 1/2/21 10                                         185,000               --
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. Wts.,
Exp. 10/1/09 1,10                                          350           64,750
--------------------------------------------------------------------------------
Chesapeake Energy Corp. Wts.:
Exp. 1/23/03 1,10                                        1,668               --
Exp. 1/23/03 1,10                                          953               --
Exp. 5/1/05 10                                             416               --
Exp. 9/1/04 10                                             534               --
--------------------------------------------------------------------------------
Citigroup, Inc. Wts., Exp. 12/31/50 10                   2,404            2,524
--------------------------------------------------------------------------------
COLO.com, Inc. Wts., Exp. 3/15/10 1,10                     400                4
--------------------------------------------------------------------------------
Comunicacion Celular SA Wts.,
Exp. 11/15/03 1,10                                         200                2
--------------------------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 1,10                                         100                1
--------------------------------------------------------------------------------
Covergent Communications,
Inc. Wts., Exp. 4/1/08 1,10                                400                4
--------------------------------------------------------------------------------
Equinix, Inc. Wts., Exp. 12/1/07 1,10                      200                2
--------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp
9/27/09 1,10                                               530               53
--------------------------------------------------------------------------------
Horizon PCS, Inc. Wts., Exp
10/1/10 1,10                                             1,000               50

                                                                   Market Value
                                                         Units       See Note 1
--------------------------------------------------------------------------------
Rights, Warrants and Certificates Continued
ICG Communications, Inc. Wts.,
Exp. 9/15/05 1,10                                          825       $        8
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. Wts.:
Exp. 5/16/06 1,10                                        1,509                2
Exp. 5/16/06 1,10                                            2               --
--------------------------------------------------------------------------------
Imperial Credit Industries, Inc. Wts.,
Exp. 1/31/08 1,10                                        2,135               --
--------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07 1,10                      270                3
--------------------------------------------------------------------------------
International Utility Structures,
Inc. Wts., Exp. 2/1/03 10                                   50               --
--------------------------------------------------------------------------------
IPCS, Inc. Wts., Exp. 6/15/10 1,10                         300              112
--------------------------------------------------------------------------------
KMC Telecom Holdings, Inc. Wts.,
Exp. 4/15/08 1,10                                          725                7
--------------------------------------------------------------------------------
Leap Wireless International, Inc.
Wts., Exp. 4/15/10 1,10                                    275                3
--------------------------------------------------------------------------------
Long Distance International, Inc.
Wts., Exp. 4/13/08 1,10                                    200               --
--------------------------------------------------------------------------------
Loral Space & Communications
Ltd. Wts., Exp. 1/15/07 1,10                               150                1
--------------------------------------------------------------------------------
Mexico Value Rts., Exp. 6/30/03 1,10                    20,071                6
--------------------------------------------------------------------------------
Microcell Telecommunications,
Inc. Wts., Exp. 6/1/06 6,10                                600              146
--------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts.,
Exp. 7/15/05 1,10                                          250                3
--------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc.
All Country Asia Free (except
for Japan) Provisional Index Wts.,
Exp. 6/5/03 10                                         124,270        1,110,079
--------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 1,10                       450              731
--------------------------------------------------------------------------------
Occidente y Caribe Celular SA
Wts., Exp. 3/15/04 1,10                                    800                8
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 10                                          5,710            4,397
--------------------------------------------------------------------------------
PLD Telekom, Inc. Wts.,
Exp. 6/1/06 (cv. into Metromedia
International Group, Inc.) 1,10                            300                3
--------------------------------------------------------------------------------
PLD Telekom, Inc., 14% Sr. Cv.
Disc. Nts. Wts., Exp. 3/31/03
(cv. into Metromedia
International Group Inc.) 1,10                             300                3
--------------------------------------------------------------------------------
Real Time Data Co. Wts.,
Exp. 5/31/04 1,10                                       36,431               --
--------------------------------------------------------------------------------
Republic Technologies
International LLC Wts.,
Exp. 7/15/09 1,10                                          200                2
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/31/07 10                                         1,050               --

                                                                   Market Value
                                                         Units       See Note 1
--------------------------------------------------------------------------------
Rights, Warrants and Certificates Continued
Telus Corp. Wts., Exp. 9/15/05 1,10                        269      $       135
--------------------------------------------------------------------------------
Verado Holdings, Inc., Cl. B Wts.,
Exp. 4/15/08 1,10                                          175               88
                                                                    ------------
Total Rights, Warrants and Certificates
(Cost $1,360,921)                                                     1,183,439

                                                     Principal
                                                        Amount
--------------------------------------------------------------------------------
Structured Notes--4.4%
Credit Suisse First Boston Corp.
(Nassau Branch), U.S. Dollar/
Philippine Peso Linked Nts.,
12.50%, 3/15/12 2 [PHP]                             47,430,000          856,912
--------------------------------------------------------------------------------
Credit Suisse First Boston Corp.
(New York Branch), Russian
Obligatzii Federal'nogo Zaima
Linked Nts.:
Series 27006, 10.028%,
1/22/03 1,2 [RUR]                                    5,003,930          151,997
Series 27006, 10.028%,
1/22/03 1,2 [RUR]                                      277,180            8,419
Series 27007, 10.028%,
2/5/03 1,2 [RUR]                                     7,647,050          232,092
Series 27007, 10.028%,
2/5/03 1,2 [RUR]                                       277,180            8,413
Series 27008, 10.028%,
5/21/03 1,2 [RUR]                                    3,315,240           99,945
Series 27008, 10.028%,
5/21/03 1,2 [RUR]                                      277,180            8,356
Series 27009, 10.028%,
6/4/03 1,2 [RUR]                                     3,783,430          113,977
Series 27009, 10.028%,
6/4/03 1,2 [RUR]                                       277,180            8,350
Series 27009, 10.028%,
6/4/03 1,2 [RUR]                                     2,561,555           77,167
Series 27010, 10.028%,
9/17/03 1,2 [RUR]                                    2,047,150           61,286
Series 27010, 10.028%,
9/17/03 1,2 [RUR]                                      277,180            8,298
Series 27011, 10.028%,
10/8/03 1,2 [RUR]                                    3,646,190          108,849
Series 27011, 10.028%,
10/8/03 1,2 [RUR]                                      277,180            8,275
Series 28001, 10.028%,
1/21/04 1,2 [RUR]                                      277,180            8,210
--------------------------------------------------------------------------------
Credit Suisse First Boston
International, U.S. Dollar/
South African Rand Linked Nts.,
1.332%, 5/23/22 1,2                                    825,000          809,490
--------------------------------------------------------------------------------
Deutsche Bank AG:
Brazilian Real Linked Nts.,
22%, 2/8/04                                          1,340,000        1,226,100
Colombian Peso Linked Nts.,
1.824%, 4/22/04 2                                      320,000          333,440

                                                     Principal     Market Value
                                                        Amount       See Note 1
--------------------------------------------------------------------------------
Structured Notes Continued
Indonesian Rupiah Linked Nts.,
14.50%, 12/15/10                                   $   512,575      $   510,362
Mexican Peso Linked Nts.,
1.56%, 4/9/12 2                                      2,110,050        2,056,877
--------------------------------------------------------------------------------
JPMorgan Chase Bank:
High Yield Index Credit-Linked
Trust Nts., 8.75%, 11/15/07                          8,035,000        8,095,262
Polish Zloty/Euro Linked Nts.,
1.369%, 4/28/03                                      1,000,000        1,007,600
--------------------------------------------------------------------------------
JPMorgan Chase Bank, EMBI Plus/
Egyptian Pounds Linked Certificate
of Deposit:
0.42%, 3/11/03                                         710,000          680,200
0.60%, 4/4/03                                          490,000          469,265
--------------------------------------------------------------------------------
JPMorgan Chase Bank, EMBI Plus/
Peruvian New Sol Linked Certificate
of Deposit:
0.33%, 12/19/03                                        460,000          453,081
0.38%, 12/19/03                                        460,000          454,315
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc./
Redwood Capital I Ltd., Catastrophe
Linked Bonds, 7.306%, 1/1/03 2,6                       400,000          400,000
--------------------------------------------------------------------------------
Russia (Government of) Federal
Loan Obligatzii Federal'nogo Zaima
Bonds, Series 27010, 10.028%,
9/17/03 1,2 [RUR]                                    3,590,420          107,488
                                                                   -------------
Total Structured Notes (Cost $18,311,881)                            18,364,026

                          Date         Strike        Contracts
--------------------------------------------------------------------------------
 Options Purchased--0.0%
--------------------------------------------------------------------------------

 Japanese Yen
 Call 1 (Cost
 $102,600)             2/18/03      116.33JPY      446,424,000           55,803

                                                     Principal
                                                        Amount
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--6.9%
 Undivided interest of 14.39% in joint repurchase
 agreement (Market Value $198,591,000) with BNP
 Paribas Securities Corp., 1.07%, dated 12/31/02, to
 be repurchased at $28,571,698 on 1/2/03,
 collateralized by U.S. Treasury Bills, 6/26/03,
 with a value of $202,605,732
 (Cost $28,570,000)                               $ 28,570,000       28,570,000

--------------------------------------------------------------------------------
 Total Investments, at Value
 (Cost $587,879,664)                                     136.8%     566,578,308
--------------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                                         (36.8)    (152,313,795)
                                                  ------------------------------
 Net Assets                                              100.0%   $ 414,264,513
                                                  ==============================

STATEMENT OF INVESTMENTS  Continued

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP Argentine Peso            ITL Italian Lira
AUD Australian Dollar         JPY Japanese Yen
CAD Canadian Dollar           NOK Norwegian Krone
DEM German Mark               PHP Philippines Peso
EUR Euro                      RUR Russian Ruble
FRF French Franc              SEK Swedish Krona
GBP British Pound Sterling

1. Identifies issues considered to be illiquid or restricted--See Note 9 of
Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,062,286 or 1.22% of the Fund's net assets as of December 31, 2002.
4. When-issued security to be delivered and settled after December 31, 2002.
5. Securities with an aggregate market value of $1,948,020 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $26,869,529 or 6.49% of the Fund's net assets as of December 31, 2002.
7. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                              Principal (000s)
Expiration       Exercise       Premium       Market Value
                                               Subject to Call
Date          Price      Received         See Note 1

 Euro                                                    7,895
2/12/03         $1.043       $59,288           $141,084

8. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
9. Issuer is in default.
10. Non-income producing security.
11. Zero coupon bond reflects effective yield on the date of purchase.
12. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
13. Interest or dividend is paid-in-kind.
14. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

Assets

Investments, at value (cost $587,879,664)--see accompanying
statement                                   $  566,578,308
-----------------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $15,066)
                                                        14,210
-----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts
                                      162,455
-----------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns
                                                 7,358,062
Shares of beneficial interest
sold
503,866
Swap contracts
                                  15,468
Other
6,238

        ---------------
Total
assets
574,638,607

-----------------------------------------------------------------------------------------------------------------------
Liabilities
Bank
overdraft
802,345
-----------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency
contracts                                                          110,885
-----------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $59,288)--see accompanying
statement                              141,084
-----------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $157,886,453 purchased on a when-issued
basis)                            158,243,859
Closed foreign currency
contracts
629,576
Shares of beneficial interest
redeemed
303,327
Daily variation on futures
contracts
65,893
Shareholder reports

31,252
Service plan
fees
3,589
Transfer and shareholder servicing agent fees
                                                              465
Trustees'
compensation
433
Other
                                         41,386

---------------
Total
liabilities
                   160,374,094

-----------------------------------------------------------------------------------------------------------------------
Net
Assets
 $  414,264,513

===============

-----------------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial
interest                                                              $
90,625
-----------------------------------------------------------------------------------------------------------------------
Additional paid-in
capital
438,687,789
-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment
income
26,988,087
-----------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                             (29,949,132)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and liabilities
  denominated in foreign
currencies
(21,552,856)

                ---------------
Net
Assets
$  414,264,513

===============

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $406,126,470 and 88,880,949 shares of beneficial interest
outstanding)                             $4.57
-----------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $8,138,043 and 1,743,847 shares of beneficial interest
outstanding)                                $4.67

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

Investment Income
Interest (net of foreign withholding taxes of
$546)                                            $  28,590,743
-------------------------------------------------------------------------------------------------------------
Dividends
301,586

---------------
Total investment
income
28,892,329

-------------------------------------------------------------------------------------------------------------
Expenses
Management
fees
2,771,643
-------------------------------------------------------------------------------------------------------------
Distribution and service plan fees-Service shares
                                                   5,687
-------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares
                                                            10,506
Service
shares
551
-------------------------------------------------------------------------------------------------------------
Shareholder
reports
72,386
-------------------------------------------------------------------------------------------------------------
Custodian fees and
expenses
63,301
-------------------------------------------------------------------------------------------------------------
Trustees' compensation
                                                          12,920
-------------------------------------------------------------------------------------------------------------
Other
                     59,923

---------------
Total
expenses
2,996,917
Less reduction to custodian
expenses
(5,600)
Less voluntary reimbursement of
expenses                                                             (44,031)
Less voluntary waiver of transfer and shareholder servicing agent fees--Service
shares                  (430)

---------------
Net
expenses
                  2,946,856

-------------------------------------------------------------------------------------------------------------
Net Investment
Income
25,945,473

-------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options
exercised)                                             (6,626,164)
Closing of futures
contracts
2,001,088
Closing and expiration of option contracts
written                                                    37,312
Foreign currency
transactions
2,145,866

---------------
Net realized loss
                                             (2,441,898)

-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments
                                                                     (791,244)
Translation of assets and liabilities denominated in foreign
currencies                            4,829,044

                          ---------------
Net
change
4,037,800

---------------
Net realized and unrealized
gain                                                                   1,595,902

-------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
Operations                                             $27,541,375

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December
31,
2002            2001
---------------------------------------------------------------------------------------------------------------
Operations
Net investment income
$  25,945,473    $ 29,031,053
-------------------------------------------------------------------------------------------------------------
Net realized loss
                          (2,441,898)    (16,488,698)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation                                              4,037,800
2,675,923

------------------------------
Net increase in net assets resulting from
operations                              27,541,375      15,218,278

-------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares
 (28,654,014)    (20,045,483)
Service
shares
(2,128)             --

-------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service
shares
55,824,134      51,951,764
Service shares
                                       7,864,978           3,983

-------------------------------------------------------------------------------------------------------------
Net Assets
Total increase
             62,574,345      47,128,542
-------------------------------------------------------------------------------------------------------------
Beginning of
period
351,690,168     304,561,626

------------------------------
End of period [including undistributed net investment income of $26,988,087 and $27,951,457, respectively]
$ 414,264,513    $351,690,168

------------------------------
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Non-Service shares    Year Ended December 31,                  2002
2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                          $4.62
$4.69         $4.97        $ 5.12        $ 5.12
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .29
..41           .41           .45           .39
Net realized and unrealized gain (loss)                         .03
(.19)         (.28)         (.31)         (.24)

--------------------------------------------------------------
Total from investment operations                                .32
..22           .13           .14           .15
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.37)
(.29)         (.41)         (.29)         (.09)
Distributions from net realized gain                             --
--            --            --          (.06)

--------------------------------------------------------------
Total dividends and/or distributions to shareholders           (.37)
(.29)         (.41)         (.29)         (.15)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $4.57
$4.62         $4.69         $4.97         $5.12

==============================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                             7.44%
4.85%         2.63%         2.83%         2.90%
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $406,126
$351,686      $304,562      $282,086      $279,200
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $374,519
$330,711      $289,923      $278,668      $250,227
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                          6.89%
8.78%         9.23%         9.08%         8.17%
Expenses                                                       0.79%
0.79%         0.79%         0.78%         0.80% 3
Expenses, net of reduction to custodian expenses
and/or voluntary reimbursement of expenses                     0.78%
0.79%         0.79%         0.78%         0.80%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          65%
104%          104%           81%          134%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

Service shares    Year Ended December
31,                                         2002        2001 1

Per Share Operating Data
Net asset value, beginning of period
$ 4.73        $ 4.64
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income
                                 .03           .15
Net realized and unrealized gain
(loss)                                            .28          (.06)

---------------------
Total from investment
operations                                                   .31           .09
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment
income                                              (.37)           --
Distributions from net realized
gain                                                --            --

---------------------
Total dividends and/or distributions to
shareholders                              (.37)           --
-----------------------------------------------------------------------------------------------------
Net asset value, end of
period                                                   $4.67         $4.73

=====================

-----------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value
2                                                7.03%         1.94%

-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)
$8,138            $4
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)
$2,307            $2
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income
                     5.40%         8.17%
Expenses
1.06%         0.92%
Expenses, net of reduction to custodian expenses and/or voluntary reimbursement of expenses and/or waiver of transfer agent
fees                    1.03%         0.92%
-----------------------------------------------------------------------------------------------------
Portfolio turnover
rate                                                             65%
104%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Strategic Bond Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Fund also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2002, the market value of these securities comprised 4.4% of the Fund's net assets and resulted in unrealized gains in the current period of $52,145. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.
The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 2002, the Fund had entered into when-issued purchase commitments of $157,886,453.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.

   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $5,669,605, representing 1.37% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                           Expiring
                          --------------------------
                           2006          $ 1,014,382
                           2007            5,399,072
                           2008              253,735
                           2009            9,904,928
                           2010            6,861,637
                                      --------------
                           Total         $23,433,754
                                      --------------

 As of December 31, 2002, the Fund had approximately $3,121,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately
 $121,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.
Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,747,299. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                         Year Ended               Year Ended
                                  December 31, 2002        December 31, 2001
     -----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                    $28,656,142              $20,045,483
     Long-term capital gain                      --                       --
     Return of capital                           --                       --
                                        ------------------------------------
     Total                              $28,656,142              $20,045,483
                                        ====================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

     Undistributed net investment income       $ 26,988,087
     Accumulated net realized loss              (29,949,132)
     Net unrealized depreciation                (21,552,856)
                                               -------------
     Total                                     $(24,513,901)
                                               =============
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                            Year Ended December
31, 2002     Year Ended December 31, 2001 1

Shares            Amount           Shares            Amount
----------------------------------------------------------------------------------------------------------------------------

Non-Service shares
Sold                                                        39,611,608     $
174,444,145       21,317,660      $ 98,459,684
Dividends and/or distributions reinvested                    6,617,555
28,654,014        4,374,282        20,045,483
Redeemed                                                   (33,471,553)
(147,274,025)     (14,476,879)      (66,553,403)

-----------------------------------------------------------------
Net increase                                                12,757,610     $
55,824,134       11,215,063      $ 51,951,764

-----------------------------------------------------------------
Service shares
Sold                                                         1,855,564     $
8,365,056            1,191      $      5,626
Dividends and/or distributions reinvested
479             2,128               --                --
Redeemed                                                      (113,038)
(502,206)            (349)           (1,643)

-----------------------------------------------------------------
Net increase                                                 1,743,005     $
7,864,978              842      $      3,983

-----------------------------------------------------------------
1. For the year ended December 31, 2001, for Non-Service shares and for the period from March 19, 2001 (inception of offering) to December 31, 2001, for
Service shares.

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$349,832,766 and $279,938,676, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $591,578,548 was composed of:

         Gross unrealized appreciation             $ 20,633,092
         Gross unrealized depreciation              (45,633,332)
                                                   -------------
         Net unrealized depreciation               $(25,000,240)
                                                   =============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million,
0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. OFI will reduce the management fee by 0.10% as long as the fund's trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. If the Fund emerges from a "penalty box" position for a quarter but then slips back in the next quarter, OFI will reinstate the waiver. The waiver is voluntary and may be terminated by the Manager at any time. The waiver waterminated December 17,
2002.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $22.50 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
$10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $5,687.
--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2002, the Fund had outstanding foreign currency contracts as follows:

                                       Expiration    Contract Amount
Valuation as of         Unrealized           Unrealized
Contract Description                        Dates             (000s)
December 31, 2002       Appreciation         Depreciation
----------------------------------------------------------------------------------------------------------------------------------

Contracts to Purchase
Euro [EUR]                        2/7/03 - 5/6/03           8,675EUR
$9,072,095           $159,273             $     --
Indonesia Rupiah [IDR]                    1/24/03
4,459,415IDR              498,259                834                   --

-------------------------------

160,107                   --

-------------------------------

Contracts to Sell
British Pound Sterling [GBP]      3/6/03 -3/20/03             860GBP
1,377,817                 --               41,917
Canadian Dollar [CAD]                     2/21/03
645CAD              407,448                 --                   57
Euro [EUR]                                 4/7/03
645EUR              674,174                 --               45,301
Japanese Yen [JPY]                2/7/03 - 4/7/03         487,320JPY
4,115,637              2,348               15,327
Philippines Peso [PHP]                    4/25/03
50,992PHP              938,283                 --                8,283

-------------------------------

    2,348              110,885

-------------------------------
Total Unrealized Appreciation and
Depreciation
$162,455             $110,885

===============================
--------------------------------------------------------------------------------
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, the Fund had outstanding futures contracts as follows:

Unrealized
                                                            Expiration
Number of       Valuation as of         Appreciation
Contract Description                                             Dates
Contracts     December 31, 2002        (Depreciation)
----------------------------------------------------------------------------------------------------------------------------------

Contracts to Purchase
Euro-Bundesobligation
3/6/03               7          $    834,042            $  17,336
Euro-Schatz
3/6/03              67             7,427,527               58,357
Japan (Government of) Bonds, 10 yr.
3/11/03               2             2,394,202               11,460
NASDAQ 100 Index
3/20/03               7               690,900              (28,770)
Standard & Poor's 500
3/20/03               5             1,098,625              (22,813)
United Kingdom Long Gilt
3/27/03               2               387,503                6,036
U.S. Long Bonds
3/20/03             162            18,255,375              395,219
U.S. Treasury Nts., 5 yr.
3/20/03              32             3,624,000               90,266

     ----------

527,091

          ----------
Contracts to Sell
DAX Index
3/21/03               3               228,599               17,000
FTSE 100 Index
3/21/03               1                62,971                 (515)
U.S. Treasury Nts., 2 yr.
3/27/03             288            61,974,000             (633,966)
U.S. Treasury Nts., 10 yr.
3/20/03              60             6,902,813             (225,016)

----------

                                              (842,497)

----------

                                                   $(315,406)

==========

NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------
7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2002 was as follows:

Call Options                            Put Options

---------------------------------   -------------------------------------
                                                         Principal
(000s)/                   Principal (000s)/
                                                                Number of
Amount of           Number of          Amount of

Contracts        Premiums           Contracts           Premiums
---------------------------------------------------------------------------------------------------------------------------------

Options outstanding as of December 31, 2001                        14,109
$ 329,907                  --          $      --
Options written
9,208,428         247,410                 954             45,331
Options closed or expired
(1,311,673)       (165,284)                 --                 --
Options exercised
(15,864)       (352,745)               (954)           (45,331)

-------------------------------------------------------------------
Options outstanding as of December 31, 2002                     7,895,000
$  59,288                  --          $      --

===================================================================
--------------------------------------------------------------------------------
8. Credit Swap Transactions
The Fund may enter into a credit swap transaction to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations).

During the year ended December 31, 2002, the Fund entered into a transaction to hedge credit risk. The Fund pays an annual 2% interest fee on the notional amount in exchange for the counterparty paying in a potential credit event.
Information regarding the credit swap is as follows:

                                                      Expiration
Notional            Valuation as of      Unrealized
Contract Description                                        Date
Amount          December 31, 2002    Appreciation
---------------------------------------------------------------------------------------------------------------------------------

J.P. Morgan Chase Bank, Jordon
(Kingdom of ) Credit Nts.                                 6/6/06
250,000                    $15,468         $15,468

--------------------------------------------------------------------------------
9. Illiquid or Restricted Securities
As of December 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2002 was
$20,806,332, which represents 5.02% of the Fund's net assets, none of which is considered restricted. Information concerning restricted securities is as follows:

Acquisition                        Valuation as of          Unrealized
Security
Dates            Cost      December 31, 2002        Depreciation
--------------------------------------------------------------------------------
Stocks and/or Warrants
Geotek Communications, Inc.                                     4/6/00
$    --              $     --                 $ --
Geotek Communications, Inc., Series B (Escrowed)
1/4/01             840                    --                  840
Real Time Data Co. Wts.
6/30/99             364                    --                  364

Currency
Argentine Peso
1/15/02           2,407                 1,589                  818
Russian Ruble                                        11/20/02-12/18/02
12,659                12,621                   38

PXOVAF.001.0503                 PART 2 OF 2